SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]

             Pre-Effective Amendment No. _____

Post-Effective Amendment No.  110  (File No. 2-11328)                   [X]
                             -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   54   (File No. 811-54)                                  [X]
              ------

AXP INVESTMENT SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg
901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check  appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on Nov. 29, 2002 pursuant to  paragraph (b)
  [ ] 60 days after  filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing  pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
  [ ] This Post-Effective Amendment designates a new effective date for a previously filed Post- Effective Amendment.

Growth and Income Trust has also executed this Amendment to the Registration Statement.

AXP(R)
   Diversified
      Equity Income
                  Fund

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

PROSPECTUS
NOV. 29, 2002

Please note that this Fund:
o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:
The Fund                                              3p
Goal                                                  3p
Principal Investment Strategies                       3p
Principal Risks                                       4p
Past Performance                                      5p
Fees and Expenses                                     7p
Investment Manager                                    8p
Other Securities and Investment Strategies            9p
Buying and Selling Shares                             9p
Valuing Fund Shares                                   9p
Investment Options                                   10p
Purchasing Shares                                    11p
Transactions Through American Express
   Brokerage or Third Parties                        14p
Sales Charges                                        14p
Exchanging/Selling Shares                            17p

Distributions and Taxes                              21p
Master/Feeder Structure                              22p
Financial Highlights                                 23p

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

The Fund

GOAL
AXP Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

The Fund seeks to achieve its goals by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.


PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks.

The selection of dividend-paying stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goals, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Identifying companies with moderate growth potential based on:

     o effective management (considering overall performance), and

     o financial strength.

o Identifying companies with dividend-paying stocks.

o Determining specific industry weightings within the following sectors:

     o Consumer cyclical   o Energy

     o Consumer stable     o Technology

     o Financial           o Industrial

o Identifying stocks that are selling at low prices in relation to:

     o current and projected earnings,

     o current and projected dividends, and

     o historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:


     o The security is overvalued relative to alternative investments.

     o The security has reached AEFC's price objective.

     o The company has met AEFC's earnings and/or growth expectations.

     o The company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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



PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


     Issuer Risk


     Market Risk

     Sector/Concentration Risk

     Style Risk


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Style Risk

The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.


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



PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.


                               CLASS A PERFORMANCE
                            (based on calendar years)
(bar chart)
25%        +24.48%
                         +23.76
20%                                    +20.30
                                +18.73
15%  +14.60

10%                                           +11.58
                                                     +9.22
5%
                                                                  +2.70%
0%
                  -2.13%                                  -1.78%
-5%
     1992  1993   1994   1995   1996   1997   1998   1999  2000   2001

During the period shown in the bar chart, the highest return for a calendar quarter was +15.34% (quarter ending December 1998) and the lowest return for a calendar quarter was -11.86% (quarter ending September 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's Class A year to date return as of Sept. 30, 2002 was -25.61%.


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


Average Annual Total Returns (as of Dec. 31, 2001)
                                                                                              Since             Since
                                             1 year          5 years         10 years      inception (B&Y)    inception (C)
Diversified Equity Income:
   Class A
      Return before taxes                    -3.21%          +6.86%           +11.08%             N/A            N/A
      Return after taxes on distributions    -5.03%          +4.09%            +8.25%             N/A            N/A
      Return after taxes on distributions
      and sale of fund shares                -1.16%          +4.52%            +7.94%             N/A            N/A
   Class B
      Return before taxes                    -1.97%          +7.17%              N/A           +10.86%(a)        N/A
   Class C
      Return before taxes                    +0.93%            N/A               N/A              N/A          +3.39%(c)
   Class Y
      Return before taxes                    +2.96%          +8.28%              N/A           +11.86%(a)        N/A
Russell 1000(R)Value Index                   -5.59%         +11.13%           +14.13%          +15.24%(b)      +3.63%(d)
Lipper Equity Income Funds Index             -5.20%          +8.57%           +11.18%          +12.00%(b)      +2.77%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell  1000(R) Value Index,  an unmanaged  index,  measures the performance of
those  Russell  1000  companies  with  lower  price-to-book   ratios  and  lower
forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)
                                                        Class A           Class B      Class C          Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                      5.75%(b)         none           none             none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)   none              5%             1%(c)          none


Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:      Class A     Class B     Class C    Class Y
Management fees(e)                                 0.51%      0.51%       0.51%       0.51%
Distribution (12b-1) fees                          0.25%      1.00%       1.00%       0.00%
Other expenses(f)                                  0.26%      0.28%       0.31%       0.35%
Total                                              1.02%      1.79%       1.82%       0.86%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management."


(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


                1 year      3 years    5 years    10 years
Class A(a)       $673        $881       $1,107      $1,755
Class B(b)       $582        $864       $1,071      $1,907(d)
Class B(c)       $182        $564       $  971      $1,907(d)
Class C          $185        $573       $  986      $2,142
Class Y          $ 88        $275       $  478      $1,065


(a)  Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c)  Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER
The Fund's assets are invested in Equity Income Portfolio (the Portfolio), which is managed by AEFC.

Warren Spitz, senior portfolio manager, joined AEFC in 2000. He has been in the investment industry since 1984. He began managing this Portfolio in November 2000. He serves as portfolio manager of AXP Equity Value Fund, AXP Mid Cap Value Fund, AXP Variable Portfolio - Diversified Equity Income Fund, IDS Life Series - Managed Portfolio and IDS Life Series - Equity Income Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000. Warren has a BS in economics from Allegheny College and an MBA in finance from the Wharton School, University of Pennsylvania.


The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.51% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. The maximum monthly adjustment (increase or decrease) will be 0.08% of the the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


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8p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating) and money market securities. Additionally, the Fund may utilize derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

Investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of those investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

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9p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.


Investment options summary
The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:
                           Class A                Class B                    Class C               Class Y
-------------------------- ---------------------- -------------------------- --------------------- ---------------------------
Availability               Available to all       Available to all           Available to all      Limited to qualifying
                           investors.             investors.                 investors.            institutional investors.
-------------------------- ---------------------- -------------------------- --------------------- ---------------------------
Initial Sales Charge       Yes. Payable at time   No. Entire purchase        No. Entire purchase   No. Entire purchase price
                           of purchase. Lower     price is invested in       price is invested     is invested in shares of
                           sales charge for       shares of the Fund.        in shares of the      the Fund.
                           larger investments.                               Fund.
-------------------------- ---------------------- -------------------------- --------------------- ---------------------------
Deferred Sales Charge      On purchases over      Maximum 5% CDSC during     1% CDSC applies if    None.
                           $500,000, 1% CDSC      the first year             you sell your
                           applies if you sell    decreasing to 0% after     shares less than
                           your shares less       six years.                 one year after
                           than one year after                               purchase.
                           purchase.
-------------------------- ---------------------- -------------------------- --------------------- ---------------------------
Distribution and/or        Yes.*                  Yes.*                      Yes.*                 Yes.
Shareholder Service Fee    0.25%                  1.00%                      1.00%                 0.10%
-------------------------- ---------------------- -------------------------- --------------------- ---------------------------
Conversion to Class A      N/A                    Yes, automatically in      No.                   No.
                                                  ninth calendar year of
                                                  ownership.
-------------------------- ---------------------- -------------------------- --------------------- ---------------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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


Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES
To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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



How to determine the correct TIN
---------------------------------------------------------------- --------------------------------------------------------------
For this type of account:                                        Use the Social Security or Employer Identification number of:
---------------------------------------------------------------- --------------------------------------------------------------
Individual or joint account                                      The individual or one of the owners listed on the joint
                                                                 account
---------------------------------------------------------------- --------------------------------------------------------------
Custodian account of a minor (Uniform Gifts/Transfers to         The minor
Minors Act)
---------------------------------------------------------------- --------------------------------------------------------------
A revocable living trust                                         The grantor-trustee (the person who puts the money into the trust)
---------------------------------------------------------------- --------------------------------------------------------------
An irrevocable trust, pension trust or estate                    The legal entity (not the personal representative or
                                                                 trustee, unless no legal entity is designated in the account title)
---------------------------------------------------------------- --------------------------------------------------------------
Sole proprietorship                                              The owner
---------------------------------------------------------------- --------------------------------------------------------------
Partnership                                                      The partnership
---------------------------------------------------------------- --------------------------------------------------------------
Corporate                                                        The corporation
---------------------------------------------------------------- --------------------------------------------------------------
Association, club or tax-exempt organization                     The organization
---------------------------------------------------------------- --------------------------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy
of  federal  Form  W-9,   "Request  for  Taxpayer   Identification   Number  and
Certification." You also may obtain the form on the Internet at (www.irs.gov).

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000

Additional investments:    $100

Account balances:          $300

Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

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


2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:     $100

Additional investments: $50 per payment for qualified accounts;
                        $100 per payment for nonqualified accounts

Account balances:       none (on a scheduled investment plan
                        with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE  OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                  Sales charge as percentage of:
Total market value   Public offering price*                Net amount invested
Up to $49,999                   5.75%                            6.10%
$50,000-$99,999                 4.75                             4.99
$100,000-$249,999               3.75                             3.90
$250,000-$499,999               2.50                             2.56
$500,000-$999,999               2.00**                           2.04**
$1,000,000 or more              0.00                             0.00

*    Offering price includes the sales charge.


**   The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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


Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of shares (up to the amount sold):

     o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

     o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

--------------------------------------------------------------------------------
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


o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:


If the sale is made during the:    The CDSC percentage rate is:
First year                                     5%
Second year                                    4%
Third year                                     4%
Fourth year                                    3%
Fifth year                                     2%
Sixth year                                     1%
Seventh year                                   0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
16p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Example


Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o  at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o  selling  under  an  approved   substantially  equal  periodic  payment
        arrangement.


EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

--------------------------------------------------------------------------------
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


Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

--------------------------------------------------------------------------------
18p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,


o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact AECSC for more information.),


o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
19p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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20p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Distributions and Taxes
As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

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

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor. Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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22p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Financial Highlights

Class A

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000            1999            1998
Net asset value, beginning of period                       $ 8.18           $8.96          $9.40          $ 8.96          $10.39
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .13             .12            .13             .14             .23
Net gains (losses) (both realized and unrealized)           (1.45)           (.75)           .39            1.37            (.43)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.32)           (.63)           .52            1.51            (.20)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.12)           (.12)          (.13)           (.13)           (.23)
Excess distributions from net investment income                --            (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.60)           (.15)          (.96)          (1.07)          (1.23)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.26           $8.18          $8.96          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------

Ratios/supplemental data

Net assets, end of period (in millions)                    $1,243          $1,489         $1,631          $1,985          $1,828

Ratio of expenses to average daily net assets(c)            1.02%            .95%           .93%            .89%            .86%

Ratio of net investment income (loss)
   to average daily net assets                              1.55%           1.38%          1.43%           1.41%           2.27%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%

Total return(e)                                           (17.87%)         (7.03%)         5.66%          17.18%          (2.17%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Class B

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                               2002             2001          2000            1999            1998
Net asset value, beginning of period                       $ 8.17           $8.94          $9.40          $ 8.96          $10.39
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .06             .06            .08             .06             .15
Net gains (losses) (both realized and unrealized)           (1.44)           (.74)           .37            1.38            (.42)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.38)           (.68)           .45            1.44            (.27)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.06)           (.06)          (.08)           (.06)           (.16)
Excess distributions from net investment income                --            (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.54)           (.09)          (.91)          (1.00)          (1.16)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.25           $8.17          $8.94          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------
Ratios/supplemental data

Net assets, end of period (in millions)                      $529            $558           $547            $633            $505

Ratio of expenses to average daily net assets(c)            1.79%           1.71%          1.69%           1.66%           1.62%

Ratio of net investment income (loss)
   to average daily net assets                               .79%            .62%           .67%            .63%           1.48%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%
Total return(e)                                           (18.50%)         (7.70%)         4.85%          16.30%          (2.91%)

See accompanying notes to financial highlights.

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24p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000(b)
Net asset value, beginning of period                       $ 8.17           $8.94          $8.66
                                                           ------           -----          -----
Income from investment operations:
Net investment income (loss)                                  .07             .06            .02
Net gains (losses) (both realized and unrealized)           (1.45)           (.74)           .28
                                                            -----            ----            ---
Total from investment operations                            (1.38)           (.68)           .30
                                                            -----            ----            ---
Less distributions:
Dividends from net investment income                         (.06)           (.06)          (.02)
Excess distributions from net investment income                --            (.01)            --
Distributions from realized gains                            (.48)           (.02)            --
                                                             ----            ----
Total distributions                                          (.54)           (.09)          (.02)
                                                             ----            ----           ----
Net asset value, end of period                             $ 6.25           $8.17          $8.94
                                                           ------           -----          -----
Ratios/supplemental data

Net assets, end of period (in millions)                       $12              $5            $--

Ratio of expenses to average daily net assets(c)            1.82%           1.71%          1.69%(d)

Ratio of net investment income (loss)
   to average daily net assets                               .83%            .73%           .45%(d)

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%

Total return(e)                                           (18.48%)         (7.67%)         3.47%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

Class Y

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000            1999            1998
Net asset value, beginning of period                       $ 8.18           $8.96          $9.40          $ 8.96          $10.40
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .14             .14            .14             .15             .24
Net gains (losses) (both realized and unrealized)           (1.45)           (.75)           .39            1.37            (.44)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.31)           (.61)           .53            1.52            (.20)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.13)           (.14)          (.14)           (.14)           (.24)
Excess distributions from net investment income                 --           (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.61)           (.17)          (.97)          (1.08)          (1.24)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.26           $8.18          $8.96          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------
Ratios/supplemental data

Net assets, end of period (in millions)                       $26             $22            $21             $21             $76

Ratio of expenses to average daily net assets(c)             .86%            .78%           .76%            .78%            .78%

Ratio of net investment income (loss)
   to average daily net assets                              1.74%           1.56%          1.58%           1.58%           2.34%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%

Total return(e)                                           (17.75%)         (6.82%)         5.79%          17.30%          (2.11%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
26p   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-54


Ticker Symbol
Class A: INDZX     Class B: IDEBX
Class C: ADECX     Class Y: IDQYX


S-6475-99 V (11/02)

AXP(R)
   Mid Cap
       Value
          Fund

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

PROSPECTUS
NOV. 29, 2002

Please note that this Fund:

o   is not a bank deposit
o   is not federally insured
o   is not endorsed by any bank or government agency
o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                                3p

Goal                                                                    3p

Principal Investment Strategies                                         3p

Principal Risks                                                         4p

Fees and Expenses                                                       5p

Past Performance                                                        6p

Investment Manager                                                      6p


Other Securities and Investment Strategies                              7p

Buying and Selling Shares                                               7p

Valuing Fund Shares                                                     7p

Investment Options                                                      8p

Purchasing Shares                                                       9p

Transactions Through American Express Brokerage or Third Parties       12p

Sales Charges                                                          12p

Exchanging/Selling Shares                                              15p

Distributions and Taxes                                                19p

Financial Highlights                                                   20p

--------------------------------------------------------------------------------
2p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

The Fund

GOAL

AXP Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mid-cap companies with a market capitalization ranging from $300 million to $13.4 billion. This range is based on the current capitalization range of the Russell Midcap Value Index. The remaining 20% may be invested in smaller or larger size stocks, preferreds, convertibles, or other debt securities.


The selection of equity securities is the primary decision in building the investment portfolio.

In pursuit of the Fund's goals, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Determining specific industry weightings within the following sectors:
    o Consumer cyclical  o Energy
    o Consumer staples   o Technology
    o Financial          o Industrial

o Identifying companies with growth potential based on:
    o effective management (considering overall performance), and
    o financial strength.

o Selecting companies that are undervalued based on a variety of measures, such as price-earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o The security is overvalued relative to alternative investments.
o The security has reached AEFC's price objective.
o The company has met AEFC's earnings and/or growth expectations.
o The company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or high quality commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
3p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk
    Sector Risk

    Style Risk
    Issuer Risk


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector Risk

Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breaththroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.




--------------------------------------------------------------------------------
4p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                           Class A   Class B   Class C   Class Y
Maximum sales charge (load) imposed
on purchases(a)(as a percentage of
offering price)                            5.75%(b)    none     none       none

Maximum deferred sales charge (load)
imposed on sales(as a percentage of
offering price at time of purchase)         none         5%       1%(c)    none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(e)                              0.70%    0.70%   0.70%    0.70%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               1.01%    1.02%   1.02%    1.08%
Total                                           1.96%    2.72%   2.72%    1.78%
Fee waiver/expense reimbursement                0.56%    0.56%   0.56%    0.56%
Net expenses                                    1.40%    2.16%   2.16%    1.22%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2003. Under this agreement, total expenses will not exceed 1.40% for Class A; 2.16% for Class B; 2.16% for Class C and 1.22% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.001% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
5p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


                              1 year      3 years      5 years       10 years

Class A(a)                      $709       $1,104       $1,524       $2,691
Class B(b)                      $619       $1,092       $1,491       $2,830(d)
Class B(c)                      $219       $  792       $1,391       $2,830(d)
Class C                         $219       $  792       $1,391       $3,014
Class Y                         $124       $  506       $  913       $2,054


(a)  Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on February 14, 2002.


INVESTMENT MANAGER

Warren Spitz, portfolio manager, joined AEFC in 2000. He has been in the investment industry since 1984. He began managing this Fund in February 2002. He serves as portfolio manager of AXP Diversified Equity Income Fund, AXP Equity Value Fund, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Managed Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000. Warren has a BS in economics from Allegheny College and an MBA in finance from the Wharton School at the University of Pennsylvania.


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee will be equal to 0.700% on the first $1 million, gradually reducing to 0.580% as assets increase, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


--------------------------------------------------------------------------------
6p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


OTHER SECURITIES AND INVESTMENT STRATEGIES


The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating) and money market securities. Additionally, the Fund may utilize derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.


For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

--------------------------------------------------------------------------------
7p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                     Class A          Class B          Class C          Class Y
-------------------- ---------------- ---------------- ---------------- ---------------
Availability         Available to     Available to     Available to     Limited to
                     all investors.   all investors.   all investors.   qualifying
                                                                        institutional
                                                                        investors.
-------------------- ---------------- ---------------- ---------------- ---------------
Initial Sales        Yes. Payable     No. Entire       No. Entire       No. Entire
Charge               at time of       purchase price   purchase price   purchase price
                     purchase.Lower   is invested in   is invested in   is invested in
                     charge for       shares of the    shares of the    shares of the
                     larger           Fund.            Fund.            Fund.
                     investments.
-------------------- ---------------- ---------------- ---------------- ---------------
Deferred Sales       On purchases     Maximum 5%       1% CDSC          None.
Charge               over $500,000,   CDSC during      applies if you
                     1% CDSC          the first year   sell your
                     applies if you   decreasing to    shares less
                     sell your        0% after six     than one year
                     shares less      years.           after
                     than one year                     purchase.
                     after purchase.
-------------------- ---------------- ---------------- ---------------- ---------------
Distribution         Yes.*            Yes.*            Yes.*            Yes.
and/or Shareholder   0.25%            1.00%            1.00%            0.10%
Service Fee
-------------------- ---------------- ---------------- ---------------- ---------------
Conversion to        N/A              Yes,             No.              No.
Class A                               automatically
                                      in ninth
                                      calendar year
                                      of ownership.
-------------------- ---------------- ---------------- ---------------- ---------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.



--------------------------------------------------------------------------------
8p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
9p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- -----------------------------------------------
Individual or joint account             The individual or one of the owners listed on
                                        the joint account
--------------------------------------- -----------------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- -----------------------------------------------
A revocable living trust                The grantor-trustee (the person who puts the
                                        money into the trust)
--------------------------------------- -----------------------------------------------
An irrevocable trust, pension trust     The legal entity (not the personal
or estate                               representative or trustee, unless no legal
                                        entity is designated in the account title)
--------------------------------------- -----------------------------------------------
Sole proprietorship                     The owner
--------------------------------------- -----------------------------------------------
Partnership                             The partnership
--------------------------------------- -----------------------------------------------
Corporate                               The corporation
--------------------------------------- -----------------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- -----------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $  100
Account balances:          $  300
Qualified accounts:          none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

--------------------------------------------------------------------------------
10p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o automatic payroll deduction,
o bank authorization,
o direct deposit of Social Security check, or
o other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

--------------------------------------------------------------------------------
11p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:

Total market value         Public offering price*        Net amount invested

Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

  * Offering price includes the sales charge.
 ** The sales charge will be waived until Dec. 31, 2002.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,

o   your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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12p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

    o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

    o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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13p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

o   purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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14p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Example


Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,

o   held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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15p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

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16p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,


o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact AECSC for more information.),


o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

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17p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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18p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.



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19p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


Financial Highlights

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2002(b)
Net asset value, beginning of period                                  $ 5.10
                                                                      ------
Income from investment operations:
Net investment income (loss)                                             .01
Net gains (losses) (both realized and unrealized)                      (1.10)
                                                                       -----
Total from investment operations                                       (1.09)
                                                                       -----
Net asset value, end of period                                        $ 4.01
                                                                      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $54
Ratio of expenses to average daily net assets(c),(e)                    1.38%(d)
Ratio of net investment income (loss) to average daily net assets        .86%(d)
Portfolio turnover rate (excluding short-term securities)                 18%
Total return(i)                                                       (21.37%)

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2002(b)
Net asset value, beginning of period                                  $ 5.10
                                                                      ------
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      (1.11)
                                                                       -----
Net asset value, end of period                                        $ 3.99
                                                                      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $30
Ratio of expenses to average daily net assets(c),(f)                    2.15%(d)
Ratio of net investment income (loss) to average daily net assets        .10%(d)
Portfolio turnover rate (excluding short-term securities)                 18%
Total return(i)                                                       (21.76%)

See accompanying notes to financial highlights.


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20p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2002(b)
Net asset value, beginning of period                                  $ 5.10
                                                                      ------
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      (1.11)
                                                                       -----
Net asset value, end of period                                        $ 3.99
                                                                      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                    $2
Ratio of expenses to average daily net assets(c),(g)                    2.15%(d)
Ratio of net investment income (loss) to average daily net assets        .12%(d)
Portfolio turnover rate (excluding short-term securities)                 18%
Total return(i)                                                       (21.76%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2002(b)
Net asset value, beginning of period                                  $ 5.10
                                                                      ------
Income from investment operations:
Net investment income (loss)                                             .01
                                                                         ---
Net gains (losses) (both realized and unrealized)                      (1.10)
Total from investment operations                                       (1.09)
                                                                       -----
Net asset value, end of period                                        $ 4.01
                                                                      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--
Ratio of expenses to average daily net assets(c),(h)                    1.18%(d)
Ratio of net investment income (loss) to average daily net assets        .94%(d)
Portfolio turnover rate (excluding short-term securities)                 18%
Total return(i)                                                       (21.37%)

See accompanying notes to financial highlights.


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21p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.96% for the period ended Sept. 30, 2002.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.72% for the period ended Sept. 30, 2002.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.72% for the period ended Sept. 30, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.78% for the period ended Sept. 30, 2002.

(i) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.




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22p --- AXP MID CAP VALUE FUND --- 2002 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-54

Ticker Symbol
Class A: AMVAX    Class B: AMVBX
Class C:--        Class Y:--



S-6241-99 C (11/02)

AXP(R)
         Mutual

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

PROSPECTUS
NOV. 29, 2002

Please note that this Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p
Goal                                               3p
Principal Investment Strategies                    3p

Principal Risks                                    5p

Past Performance                                   6p
Fees and Expenses                                  9p
Investment Manager                                10p

Other Securities and Investment Strategies        11p

Buying and Selling Shares                         12p

Valuing Fund Shares                               12p
Investment Options                                12p

Purchasing Shares                                 14p

Transactions Through American Express
        Brokerage or Third Parties                16p
Sales Charges                                     16p
Exchanging/Selling Shares                         19p
Distributions and Taxes                           23p
Master/Feeder Structure                           24p
Financial Highlights                              25p


--------------------------------------------------------------------------------
2p --- AXP MUTUAL --- 2002 PROSPECTUS

The Fund

GOAL

AXP Mutual (the Fund) seeks to provide shareholders with a balance of growth of capital and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Fund will invest
(1) no more than 65% of its total assets in common stocks, (2) at least 35% of its total assets in senior securities, convertible securities, derivative instruments and money market instruments, and (3) at least 25% of its total assets in debt securities and convertible securities. The Fund will utilize derivative instruments (such as futures, options and forward contracts) and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.

The selection of common stocks and senior securities are the primary decisions in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Considering opportunities and risks by reviewing overall market conditions and industry outlook.

o Focusing on large companies that are attractively valued relative to history, peers or the market overall (by using such measures as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales).

o   Selecting companies it believes are positioned to benefit from:

    o  anticipated industry changes or current dynamics,

    o  competitive market position,

    o  improving financial performance,

    o  anticipated earnings growth, or

    o  future valuation increases.

--------------------------------------------------------------------------------
3p --- AXP MUTUAL --- 2002 PROSPECTUS

AEFC chooses debt obligations by:

o Selecting high quality companies that offer long-term growth based upon a combination of current valuation, anticipated earnings growth, sustainable competitive positioning and industry dynamics.

o Investing more heavily in certain sectors (i.e., corporate bonds, government obligations and mortgage-backed securities) based on AEFC's:

    o expectations for interest rates, and

    o expectations for economic trends.

o Identifying securities that are expected to outperform other securities. In this analysis, AEFC will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

o Focusing on bonds that are investment-grade although the Fund may invest up to 5% below investment grade.

o   Identifying obligations that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

    o The security is overvalued when compared to other potential investments.

    o The interest rate or economic outlook changes.

    o The security has reached AEFC's price objective.

    o AEFC identifies a more attractive opportunity.

    o The company has met AEFC's earnings and/or growth expectations.

    o The issuer's credit quality declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

    o The company or the security continues to meet the other standards described above.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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4p --- AXP MUTUAL --- 2002 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk
    Interest Rate Risk
    Sector/Concentration Risk

    Credit Risk
    Issuer Risk
    Call/Prepayment Risk
    Liquidity Risk

    Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Call/Prepayment Risk


The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

--------------------------------------------------------------------------------
5p --- AXP MUTUAL --- 2002 PROSPECTUS

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth and dividend income. These stocks will typically trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.


(bar graph)
CLASS A PERFORMANCE
(based on calendar years)

 25%                                (bar 4)
 20%                                +24.97%          (bar 6)
 15%     (bar 1)  (bar 2)                   (bar 5)  +18.78%
 10%     +10.52%  +14.35%                   +13.56%           (bar 7)  (bar8)
  5%                                                          +9.38%   +7.36%
  0%                        (bar 3)
 -5%                       -2.98%
-10%                                                                          (bar 9)  (bar 10)
-15%                                                                          -11.03%  -12.70%

         1992     1993     1994     1995    1996     1997     1998     1999     2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +10.26% (quarter ending December 1998) and the lowest return for a calendar quarter was -12.95% (quarter ending September 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's Class A year to date return as of Sept. 30, 2002 was -20.00%.


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6p --- AXP MUTUAL --- 2002 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)


                                                                                       Since            Since
                                              1 year     5 years       10 years    inception (B&Y)   inception (C)
Mutual:

   Class A
     Return before taxes                     -17.72%      +0.42%        +5.92%           N/A              N/A
     Return after taxes on distributions     -18.37%      -2.31%        +2.73%           N/A              N/A
     Return after taxes on distributions
     and sale of fund shares                 -10.80%      -0.50%        +3.45%           N/A              N/A
   Class B
     Return before taxes                     -16.85%      +0.69%          N/A         +4.84%(a)           N/A
   Class C
     Return before taxes                     -14.25%        N/A           N/A           N/A            -14.16%(c)
   Class Y
     Return before taxes                     -12.64%      +1.72%          N/A         +5.78%(a)           N/A
S&P 500 Index                                -11.89%     +10.70%       +12.94%       +14.96%(b)        -13.51%(d)
Lehman Brothers Aggregate Bond Index          +8.44%      +7.43%        +7.23%        +7.92%(b)        +10.66%(d)
Lipper Balanced Funds Index                   -3.24%      +8.37%        +9.54%       +10.73%(b)         -1.75%(d)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.
(c) Inception date was June 26, 2000.
(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

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7p --- AXP MUTUAL --- 2002 PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares,

o   no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8p --- AXP MUTUAL --- 2002 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                   Class A      Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                5.75%(b)     none         none         none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)            none            5%           1%(c)     none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                     Class A      Class B       Class C      Class Y
Management fees(e)                                                 0.42%        0.42%        0.42%        0.42%
Distribution (12b-1) fees                                          0.25%        1.00%        1.00%        0.00%
Other expenses(f)                                                  0.26%        0.29%        0.31%        0.35%
Total                                                              0.93%        1.71%        1.73%        0.77%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Both in this table and the following example fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management."


(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.09% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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9p --- AXP MUTUAL --- 2002 PROSPECTUS

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                              1 year      3 years         5 years      10 years

Class A(a)                      $664         $855          $1,061      $1,656
Class B(b)                      $574         $839          $1,029      $1,817(d)
Class B(c)                      $174         $539          $  929      $1,817(d)
Class C                         $176         $545          $  940      $2,046
Class Y                         $ 79         $246          $  429      $  958


(a) Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

The Fund's assets are invested in Balanced Portfolio (the Portfolio), which is managed by AEFC.

Robert Ewing, manager of the Fund since April 2002, joined AEFC in February 2002. He also serves as portfolio manager of the equity portion of AXP VP - Managed Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Balanced Fund and was a member of the team that managed several other funds. Robert has a BS in Finance and Economics from Boston College Carroll School of Management - Honors Program. Robert was also awarded a CFA designation.


The fixed income portion of the Portfolio is managed by a team of portfolio managers led by Colin Lundgren, vice president and senior portfolio manager. Mr. Lundgren joined AEFC in 1986 as Manager of the Investment Statistical Group. Since then, he has held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis. In 1995, Mr. Lundgren became an Associate Portfolio Manager for IDS Advisory and Wealth Management Service and in 1997, he was promoted to Portfolio Manager with new responsibilities covering the IDS Life Series Fund, Inc. - Government Income Portfolio. He also leads the team of portfolio managers on AXP Selective Fund. Mr. Lundgren was awarded his CFA designation in 1995 and is a member of the Twin Cities Society of Securities Analysts. He holds a BA in Political Science from Lake Forest College.

The team includes:

Willie Brown, portfolio manager, joined AEFC in January 1995 after working as a financial consultant for a subsidiary of Raymond James Financial. Prior to becoming a Quantitative Analyst, he worked as a Pricing Analyst in the Investment Operations Department at AEFC

--------------------------------------------------------------------------------
10p --- AXP MUTUAL --- 2002 PROSPECTUS
and most recently, as a Statistical Analyst with the Fixed Income Support Team. Mr. Brown received his MBA in Finance from the University of Minnesota and a BS in Finance from Drake University, Des Moines, Iowa. He also co-manages IDS Life Series - Managed Portfolio and AXP Selective Fund.

Tim Palmer, senior portfolio manager, joined AEFC in April 2001 with more than 14 years of investment experience. Prior to that he was CEO and managing principal at Atlas Capital Management, a hedge fund firm. Prior to that he was a fixed income senior portfolio manager at Investment Advisors, Inc. Mr. Palmer graduated with a B.A. in Economics from University of St. Thomas and an MBA in Finance from Columbia University. Mr. Palmer earned his CFA designation in 1993. He also co-manages IDS Life Series - Managed Portfolio and AXP Selective Fund.

Tim Doubek, senior portfolio manager, joined AEFC in June 2001 with more than 13 years of investment experience. For the last 5 years, Mr. Doubek was principal and senior portfolio manager at Lincoln Capital Management in Chicago. Prior to Lincoln Capital, he was fixed income portfolio manager at Northwestern Mutual Life Insurance Company in Milwaukee. Mr. Doubek graduated with a BA in Chemistry from the University of Wisconsin and an MBA from the University of Michigan School of Business. He also was awarded a CFA designation. Mr. Doubek also co-manages AXP Selective Fund.

The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.42% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.08% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities. Additionally, the Fund may utilize derivative instruments, such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

--------------------------------------------------------------------------------
11p --- AXP MUTUAL --- 2002 PROSPECTUS

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

Investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of those investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.


--------------------------------------------------------------------------------
12p --- AXP MUTUAL --- 2002 PROSPECTUS

Investment options summary


The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

------------------- ---------------- ---------------- ---------------- ----------------
                    Class A          Class B          Class C          Class Y
------------------- ---------------- ---------------- ---------------- ----------------
Availability        Available to     Available to     Available to     Limited to
                    all investors.   all investors.   all investors.   qualifying
                                                                       institutional
                                                                       investors.
------------------- ---------------- ---------------- ---------------- ----------------
Initial Sales       Yes. Payable     No. Entire       No. Entire       No. Entire
Charge              at time of       purchase price   purchase price   purchase price
                    purchase. Lower  is invested in   is invested in   is invested in
                    sales charge     shares of the    shares of the    shares of the
                    for larger       Fund.            Fund.            Fund.
                    investments.
------------------- ---------------- ---------------- ---------------- ----------------
Deferred Sales      On purchases     Maximum 5%       1% CDSC          None.
Charge              over $500,000,   CDSC during      applies if you
                    1% CDSC          the first year   sell your
                    applies if you   decreasing to    shares less
                    sell your        0% after six     than one year
                    shares less      years.           after purchase.
                    than one year
                    after purchase.
------------------- ---------------- ---------------- ---------------- ----------------
Distribution        Yes.*            Yes.*            Yes.*            Yes.
and/or              0.25%            1.00%            1.00%            0.10%
Shareholder
Service Fee
------------------- ---------------- ---------------- ---------------- ----------------
Conversion to       N/A              Yes,             No.              No.
Class A                              automatically
                                     in ninth
                                     calendar year
                                     of ownership.
------------------- ---------------- ---------------- ---------------- ----------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.


Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

--------------------------------------------------------------------------------
13p --- AXP MUTUAL --- 2002 PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN
-------------------------------------------- ------------------------------------------
For this type of account:                    Use the Social Security or Employer
                                             Identification number of:
-------------------------------------------- ------------------------------------------
Individual or joint account                  The individual or one of the owners
                                             listed on the joint account
-------------------------------------------- ------------------------------------------
Custodian account of a minor (Uniform        The minor
Gifts/Transfers to Minors Act)
-------------------------------------------- ------------------------------------------
A revocable living trust                     The grantor-trustee (the person who puts
                                             the money into the trust)
-------------------------------------------- ------------------------------------------
An irrevocable trust, pension trust or       The legal entity (not the personal
estate                                       representative or trustee, unless no
                                             legal entity is designated in the
                                             account title)
-------------------------------------------- ------------------------------------------
Sole proprietorship                          The owner
-------------------------------------------- ------------------------------------------
Partnership                                  The partnership
-------------------------------------------- ------------------------------------------
Corporate                                    The corporation
-------------------------------------------- ------------------------------------------
Association, club or tax-exempt              The organization
organization
-------------------------------------------- ------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
14p --- AXP MUTUAL --- 2002 PROSPECTUS

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts

Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none


If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.


2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts

Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.
--------------------------------------------------------------------------------
15p --- AXP MUTUAL --- 2002 PROSPECTUS

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested
Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

  * Offering price includes the sales charge.
 ** The sales charge will be waived until Dec. 31, 2002.

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16p --- AXP MUTUAL --- 2002 PROSPECTUS

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,

o   your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

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17p --- AXP MUTUAL --- 2002 PROSPECTUS

o purchases made within 90 days after a sale of shares (up to the amount sold):

    o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

    o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o   purchases made:

    o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

    o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

    o  within the University of Texas System ORP,

    o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

    o  within the University of Massachusetts After-Tax Savings Program, or

    o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:

First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
18p --- AXP MUTUAL --- 2002 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,

o   held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    o at least 59 1/2 years old AND

    o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

    o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

--------------------------------------------------------------------------------
19p --- AXP MUTUAL --- 2002 PROSPECTUS

Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

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20p --- AXP MUTUAL --- 2002 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:
o   the name of the fund(s),

o   the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o   your Social Security number or Employer Identification number,

o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o   for sales, indicate how you want your money delivered to you, and

o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
21p --- AXP MUTUAL --- 2002 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail
o   Mailed to the address on record.

o   Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)
o   Minimum redemption: $100.

o   Funds are deposited electronically into your bank account.

o   No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow two to five business days from request to deposit.

o   Pre-authorization  required.  For  instructions,   contact  your  financial
    advisor or AECSC.

3 By wire
o   Minimum redemption: $1,000.

o   Funds are wired electronically into your bank account.

o   Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow one to two business days from request to deposit for domestic wires.

o   Pre-authorization  required.  For  instructions,   contact  your  financial
    advisor or AECSC.

4 By scheduled payout plan
o   Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.


--------------------------------------------------------------------------------
22p --- AXP MUTUAL --- 2002 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

--------------------------------------------------------------------------------
23p --- AXP MUTUAL --- 2002 PROSPECTUS

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

--------------------------------------------------------------------------------
24p --- AXP MUTUAL --- 2002 PROSPECTUS


Financial Highlights

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                         2002         2001         2000         1999         1998

Net asset value, beginning of period                                $ 8.71       $12.21       $12.94       $13.29       $15.32
                                                                    ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                           .20          .21          .32          .37          .48
Net gains (losses) (both realized and unrealized)                    (1.31)       (3.49)         .17         1.15         (.36)
                                                                     -----        -----          ---         ----         ----
Total from investment operations                                     (1.11)       (3.28)         .49         1.52          .12
                                                                     -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                                  (.20)        (.22)        (.31)        (.36)        (.48)
Distributions from realized gains                                       --           --         (.91)       (1.51)       (1.67)
                                                                      ----         ----         ----        -----        -----
Total distributions                                                   (.20)        (.22)       (1.22)       (1.87)       (2.15)
                                                                      ----         ----        -----        -----        -----
Net asset value, end of period                                      $ 7.40       $ 8.71       $12.21       $12.94       $13.29
                                                                    ------       ------       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in millions)                              $1,115       $1,597       $2,628       $3,101       $3,051
Ratio of expenses to average daily net assets(c)                       .93%         .87%         .88%         .83%         .80%
Ratio of net investment income (loss) to average daily net assets     2.19%        1.96%        2.51%        2.68%        3.35%
Portfolio turnover rate (excluding short-term securities)              267%         226%         180%         134%          98%
Total return(e)                                                     (13.05%)     (27.04%)       3.78%       11.72%         .70%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p --- AXP MUTUAL --- 2002 PROSPECTUS

Class B

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                         2002         2001         2000         1999         1998

Net asset value, beginning of period                                $ 8.65       $12.12       $12.86       $13.21       $15.25
                                                                    ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                           .14          .13          .22          .27          .38
Net gains (losses) (both realized and unrealized)                    (1.31)       (3.46)         .16         1.15         (.37)
                                                                     -----        -----          ---         ----         ----
Total from investment operations                                     (1.17)       (3.33)         .38         1.42          .01
                                                                     -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                                  (.13)        (.14)        (.21)        (.26)        (.38)
Distributions from realized gains                                       --           --         (.91)       (1.51)       (1.67)
                                                                      ----         ----         ----        -----        -----
Total distributions                                                   (.13)        (.14)       (1.12)       (1.77)       (2.05)
                                                                      ----         ----        -----        -----        -----
Net asset value, end of period                                      $ 7.35       $ 8.65       $12.12       $12.86       $13.21
                                                                    ------       ------       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in millions)                                $152         $235         $403         $459         $360
Ratio of expenses to average daily net assets(c)                      1.71%        1.64%        1.64%        1.53%        1.56%
Ratio of net investment income (loss) to average daily net assets     1.41%        1.19%        1.75%        1.98%        2.58%
Portfolio turnover rate (excluding short-term securities)              267%         226%         180%         134%          98%
Total return(e)                                                     (13.72%)     (27.62%)       2.93%       10.93%        (.07%)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
26p --- AXP MUTUAL --- 2002 PROSPECTUS


Class C

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                         2002         2001         2000(b)

Net asset value, beginning of period                                $ 8.67       $12.16       $12.09
                                                                    ------       ------       ------
Income from investment operations:
Net investment income (loss)                                           .13          .14          .08
Net gains (losses) (both realized and unrealized)                    (1.31)       (3.48)         .05
                                                                     -----        -----          ---
Total from investment operations                                     (1.18)       (3.34)         .13
                                                                     -----        -----          ---
Less distributions:
Dividends from net investment income                                  (.13)        (.15)        (.06)
Net asset value, end of period                                      $ 7.36       $ 8.67       $12.16
                                                                    ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in millions)                                  $1           $1          $--
Ratio of expenses to average daily net assets(c)                      1.73%        1.64%        1.64%(d)
Ratio of net investment income (loss) to average daily net assets     1.43%        1.20%        1.34%(d)
Portfolio turnover rate (excluding short-term securities)              267%         226%         180%
Total return(e)                                                     (13.76%)     (27.58%)       1.05%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
27p --- AXP MUTUAL --- 2002 PROSPECTUS

Class Y

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                         2002         2001         2000         1999         1998
Net asset value, beginning of period                                $ 8.71       $12.21       $12.95       $13.29       $15.32
                                                                    ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                           .21          .23          .34          .38          .49
Net gains (losses) (both realized and unrealized)                    (1.31)       (3.49)         .16         1.16         (.36)
                                                                     -----        -----          ---         ----         ----
Total from investment operations                                     (1.10)       (3.26)         .50         1.54          .13
                                                                     -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                                  (.21)        (.24)        (.33)        (.37)        (.49)
Distributions from realized gains                                       --           --         (.91)       (1.51)       (1.67)
                                                                      ----         ----         ----        -----        -----
Total distributions                                                   (.21)        (.24)       (1.24)       (1.88)       (2.16)
                                                                      ----         ----        -----        -----        -----
Net asset value, end of period                                      $ 7.40       $ 8.71       $12.21       $12.95       $13.29
                                                                    ------       ------       ------       ------       ------

Ratios/supplemental data

Net assets, end of period (in millions)                                $322         $530         $982       $1,145       $1,339
Ratio of expenses to average daily net assets(c)                       .77%         .71%         .72%         .73%         .73%
Ratio of net investment income (loss) to average daily net assets     2.33%        2.12%        2.67%        2.79%        3.42%
Portfolio turnover rate (excluding short-term securities)              267%         226%         180%         134%          98%
Total return(e)                                                     (12.90%)     (26.91%)       3.87%       11.90%         .77%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
28p --- AXP MUTUAL --- 2002 PROSPECTUS

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-54

Ticker Symbol

Class A: INMUX    Class B: IDMBX
Class C: --       Class Y: IDMYX

S-6326-99 W (11/02)

                         AXP(R) INVESTMENT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                AXP(R) DIVERSIFIED EQUITY INCOME FUND (the Fund)

                                  NOV. 29, 2002

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                        p.  3
Fundamental Investment Policies                              p.  4
Investment Strategies and Types of Investments               p.  5
Information Regarding Risks and Investment Strategies        p.  6
Security Transactions                                        p. 22


Brokerage Commissions Paid to Brokers Affiliated
   with American Express Financial Corporation               p. 23
Performance Information                                      p. 24
Valuing Fund Shares                                          p. 25
Investing in the Fund                                        p. 26
Selling Shares                                               p. 28
Pay-out Plans                                                p. 28
Capital Loss Carryover                                       p. 29
Taxes                                                        p. 29
Agreements                                                   p. 30
Organizational Information                                   p. 33
Board Members and Officers                                   p. 37
Independent Auditors                                         p. 40
Appendix: Description of Ratings                             p. 41


--------------------------------------------------------------------------------
2  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]  A higher rate of return typically involves a higher risk of loss.

[X]  Past performance is not a reliable indicator of future performance.

[X]  ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.


OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING
Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.


Dollar-cost averaging
Regular                     Market price         Shares
investment                   of a share         acquired

  $100                         $ 6.00             16.7
   100                           4.00             25.0
   100                           4.00             25.0
   100                           6.00             16.7
   100                           5.00             20.0
   ---                           ----             ----
  $500                         $25.00            103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Fundamental Investment Policies
The Fund pursues its investment objective by investing all of its assets in Equity Income Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Investment Strategies and Types of Investments
This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments        Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes
Derivative Instruments                                          yes
Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  yes
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                 no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           yes
Mortgage Dollar Rolls                                            no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                  yes
Structured Products                                             yes
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities                                          yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

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5  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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6  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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7  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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8  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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9  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying  an option on a futures  contract  is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another  risk is caused by the legal  unenforcibility  of a party's  obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities  will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of

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15  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND
nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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16  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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17  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

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18  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.


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19  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

--------------------------------------------------------------------------------
20  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

--------------------------------------------------------------------------------
21  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

--------------------------------------------------------------------------------
22  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $3,970,853 for fiscal year ended Sept. 30, 2002, $6,800,789 for fiscal year 2001, and $3,681,926 for fiscal year
2000. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $6,661,167, on which $6,750 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                 Value of securities
Name of issuer               owned at end of fiscal year
Citigroup                            $ 9,636,250
FleetBoston Financial                  6,912,200
J.P. Morgan Chase                      6,171,750
Lehman Brothers Holdings              64,255,500
Morgan Stanley                        11,180,400

The portfolio turnover rate was 40% in the most recent fiscal year, and 105% in the year before.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


As of the end of fiscal year                             2002                                        2001                2000
                                                                                Percent of
                                                                             aggregate dollar
                                                                                 amount of
                                      Aggregate dollar      Percent of         transactions     Aggregate dollar   Aggregate dollar
                                          amount of          aggregate           involving          amount of          amount of
                       Nature of         commissions         brokerage          payment of         commissions        commissions
Broker                affiliation      paid to broker       commissions         commissions      paid to broker     paid to broker
American Enterprise   Wholly-owned        $53,400*             1.34%              1.78%            $20,283              $34,146
Investment            subsidiary of
Services Inc.         AEFC

* Represents brokerage clearing fees.




--------------------------------------------------------------------------------
23  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Performance Information
The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending  redeemable value of a hypothetical  $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending  redeemable value of a hypothetical  $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.


Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.


--------------------------------------------------------------------------------
24  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A              $1,243,238,483        divided by            198,570,229           equals                   $6.26
Class B                 529,201,360                               84,710,101                                     6.25
Class C                  11,988,446                                1,919,562                                     6.25
Class Y                  25,742,823                                4,109,795                                     6.26


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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25  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $6.26, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $6.64. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                 Sales charge as a percentage of:
Total market value      Public offering price             Net amount invested
Up to $49,999                   5.75%                             6.10%
$50,000-$99,999                 4.75                              4.99
$100,000-$249,999               3.75                              3.90
$250,000-$499,999               2.50                              2.56
$500,000-$999,999               2.00*                             2.04*
$1,000,000 or more              0.00                              0.00

* The sales charge will be waived until Dec. 31, 2002.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:


Deferred Sales Charge
                                            Number of participants
Total plan assets                  1-99                             100 or more
Less than $1 million                4%                                  0%
$1 million or more                  0%                                  0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed

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26  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND
shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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27  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Selling Shares
You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

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28  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $119,964,110 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                      2010                        2011
                  $13,524,567                $106,439,543


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.]


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 93.85% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

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29  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                          Annual rate at each asset level
First $0.50                                            0.530%
Next   0.50                                            0.505
Next   1.00                                            0.480
Next   1.00                                            0.455
Next   3.00                                            0.430
Over   6.00                                            0.400

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.501% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

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30  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Equity Income Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
Difference        Adjustment Rate
0.00%-0.50%       0
0.50%-1.00%       6 basis points times the performance difference over 0.50%
                  (maximum of 3 basis points if a 1% performance  difference)
1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a 2%
                  performance difference)
2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points if a 4%
                  performance difference)
4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points if a 6%
                  performance difference)
6.00% or more     12 basis points

For example,  if the  performance  difference is 2.38%,  the adjustment  rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment increased the fee by $513,630 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $11,851,751 for fiscal year 2002, $10,389,178 for fiscal year 2001, and $12,299,754 for fiscal year 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $836,049 for fiscal year 2002, $566,896 for fiscal year 2001, and $33,298 for fiscal year 2000.


Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o  consistent effort to provide a management  structure that imposes disciplines
   that  ensure   adherence  to  stated   management  style  and  expected  risk
   characteristics,


o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and


o  reasonable level of AEFC's profitability from its mutual fund operations.

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31  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)        Annual rate at each asset level
First $0.50                          0.040%
Next   0.50                          0.035
Next   1.00                          0.030
Next   1.00                          0.025
Next   3.00                          0.020
Over   6.00                          0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.034% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $758,131 for fiscal year 2002, $719,533 for fiscal year 2001, and $806,228 for fiscal year 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $5,283,451 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $744,874. The amounts were $3,526,659 and $614,610 for fiscal year 2001, and $3,686,133 and $983,743 for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

--------------------------------------------------------------------------------
32  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $4,005,902 for Class A shares, $6,543,190 for Class B shares and $106,288 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information
The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $194 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,000 financial advisors.


--------------------------------------------------------------------------------
33  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) California Tax-Exempt Trust                     4/7/86         Business Trust(2)       MA           6/30
   AXP(R) California Tax-Exempt Fund                                                                                    No

AXP(R) Dimensions Series, Inc.(4)            2/20/68, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Growth Dimensions Fund                                                                                       Yes
   AXP(R) New Dimensions Fund                                                                                          Yes

AXP(R) Discovery Series, Inc.(4)             4/29/81, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Discovery Fund                                                                                               Yes

AXP(R) Equity Series, Inc.(4)                3/18/57, 6/13/86(1)         Corporation       NV/MN          11/30
   AXP(R) Equity Select Fund                                                                                           Yes

AXP(R) Fixed Income Series, Inc.(4)          6/27/74, 6/31/86(1)         Corporation       NV/MN           8/31
   AXP(R) Bond Fund                                                                                                    Yes

AXP(R) Global Series, Inc.                           10/28/88            Corporation          MN          10/31
   AXP(R) Emerging Markets Fund                                                                                        Yes
   AXP(R) Global Balanced Fund                                                                                         Yes
   AXP(R) Global Bond Fund                                                                                              No
   AXP(R) Global Growth Fund                                                                                           Yes

   AXP(R) Global Technology Fund(3)                                                                                     No

AXP(R) Government Income Series, Inc.(4)              3/12/85            Corporation          MN           5/31
   AXP(R) Federal Income Fund                                                                                          Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                Yes

AXP(R) Growth Series, Inc.                   5/21/70, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Growth Fund                                                                                                  Yes
   AXP(R) Large Cap Equity Fund                                                                                        Yes
   AXP(R) Large Cap Value Fund                                                                                         Yes
   AXP(R) Research Opportunities Fund                                                                                  Yes

AXP(R) High Yield Income Series, Inc.(4)              8/17/83            Corporation          MN           5/31
   AXP(R) Extra Income Fund                                                                                            Yes

AXP(R) High Yield Tax-Exempt
        Series, Inc.(4)                    12/21/78, 6/13/86(1)         Corporation       NV/MN          11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                   Yes

AXP(R) Income Series, Inc.(4)                2/10/45, 6/13/86(1)         Corporation       NV/MN           5/31
   AXP(R) Selective Fund                                                                                               Yes

AXP(R) International Series, Inc.(4)                  7/18/84            Corporation          MN          10/31
   AXP(R) European Equity Fund                                                                                          No
   AXP(R) International Fund                                                                                           Yes

AXP(R) Investment Series, Inc.               1/18/40, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Diversified Equity Income Fund                                                                               Yes
   AXP(R) Mid Cap Value Fund                                                                                           Yes
   AXP(R) Mutual                                                                                                       Yes

AXP(R) Managed Series, Inc.                           10/9/84            Corporation          MN           9/30
   AXP(R) Managed Allocation Fund                                                                                      Yes

--------------------------------------------------------------------------------
34  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) Market Advantage Series, Inc.                  8/25/89            Corporation          MN           1/31
   AXP(R) Blue Chip Advantage Fund                                                                                     Yes

   AXP(R) Mid Cap Index Fund                                                                                            No

   AXP(R) Nasdaq 100 Index Fund                                                                                         No
   AXP(R) S&P 500 Index Fund                                                                                            No
   AXP(R) Small Company Index Fund                                                                                     Yes
   AXP(R) Total Stock Market Index Fund                                                                                 No
AXP(R) Money Market Series, Inc.             8/22/75, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Cash Management Fund                                                                                         Yes
AXP(R) Partners Series, Inc.                          3/20/01            Corporation          MN           5/31
   AXP(R) Partners Fundamental Value Fund                                                                              Yes
   AXP(R) Partners Select Value Fund                                                                                   Yes
   AXP(R) Partners Small Cap Core Fund                                                                                 Yes
   AXP(R) Partners Small Cap Value Fund                                                                                 No
   AXP(R) Partners Value Fund                                                                                          Yes
AXP(R) Partners International
        Series, Inc.                                  5/9/01            Corporation          MN          10/31
   AXP(R) Partners International
        Aggressive Growth Fund                                                                                         Yes
   AXP(R) Partners International
        Core Fund                                                                                                      Yes
   AXP(R) Partners International
        Select Value Fund                                                                                              Yes
   AXP(R) Partners International
        Small Cap Fund                                                                                                 Yes
AXP(R) Progressive Series, Inc.(4)           4/23/68, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Progressive Fund                                                                                             Yes
AXP(R) Sector Series, Inc.(3),(4)                     3/25/88            Corporation          MN           6/30
   AXP(R) Utilities Fund                                                                                               Yes
AXP(R) Selected Series, Inc.(4)                       10/5/84            Corporation          MN           3/31
   AXP(R) Precious Metals Fund                                                                                          No
AXP(R) Special Tax-Exempt Series Trust                 4/7/86         Business Trust(2)       MA           6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                      Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                 No
   AXP(R) Michigan Tax-Exempt Fund                                                                                      No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                     No
   AXP(R) New York Tax-Exempt Fund                                                                                      No
   AXP(R) Ohio Tax-Exempt Fund                                                                                          No
AXP(R) Stock Series, Inc.(4)                 2/10/45, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Stock Fund                                                                                                   Yes
AXP(R) Strategy Series, Inc.                          1/24/84            Corporation          MN           3/31
   AXP(R) Equity Value Fund                                                                                            Yes
   AXP(R) Focused Growth Fund(3)                                                                                        No
   AXP(R) Partners
        Small Cap Growth Fund(3)                                                                                       Yes
   AXP(R) Small Cap Advantage Fund                                                                                     Yes
   AXP(R) Strategy Aggressive Fund                                                                                     Yes


--------------------------------------------------------------------------------
35  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) Tax-Exempt Series, Inc.            9/30/76, 6/13/86(1)            Corporation       NV/MN          11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                 Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                         Yes
AXP(R) Tax-Free Money Series, Inc.(4)     2/29/80, 6/13/86(1)            Corporation       NV/MN          12/31
   AXP(R) Tax-Free Money Fund                                                                                          Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.


(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


--------------------------------------------------------------------------------
36  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                       Position held with       Principal occupation     Other                    Committee
address,                    Fund and length of       during past five years   directorships            memberships
age                         service
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Arne H. Carlson             Board member             Chair, Board Services                             Joint Audit,
901 S. Marquette Ave.       since 1999               Corporation (provides                             Contracts, Executive,
Minneapolis, MN 55402                                administrative                                    Investment Review,
Born in 1934                                         services to boards).                              Board Effectiveness
                                                     Former Governor of
                                                     Minnesota
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Philip J. Carroll, Jr.      Board member             Retired Chairman and     Boise Cascade
901 S. Marquette Ave.       since 2002               CEO, Fluor Corporation   Corporation (forest
Minneapolis, MN 55402                                (engineering and         products), Scottish
Born in 1937                                         construction) since      Power PLC, Vulcan
                                                     1998. Former President   Materials Company,
                                                     and CEO, Shell Oil       Inc.(construction
                                                     Company                  materials/chemicals)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Livio D. DeSimone           Board member             Retired Chair of the     Cargill, Incorporated    Joint Audit, Contracts
30 Seventh Street East      since 2001               Board and Chief          (commodity merchants
Suite 3050                                           Executive Officer,       and processors),
St. Paul, MN 55101-4901                              Minnesota Mining and     Target Corporation
Born in 1936                                         Manufacturing (3M)       (department stores),
                                                                              General Mills, Inc.
                                                                              (consumer foods),
                                                                              Vulcan Materials
                                                                              Company (construction
                                                                              materials/chemicals),
                                                                              Milliken & Company
                                                                              (textiles and
                                                                              chemicals), and Nexia
                                                                              Biotechnologies, Inc.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

Ira D. Hall                 Board member             Private investor;        Imagistics               Contracts,  Investment
183 Long Close Road         since 2001               formerly with Texaco     International, Inc.      Review
Stamford, CT 06902                                   Inc., Treasurer,         (office equipment),
Born in 1944                                         1999-2001 and General    Reynolds & Reynolds
                                                     Manager, Alliance        Company (information
                                                     Management Operations,   services), TECO
                                                     1998-1999. Prior to      Energy, Inc. (energy
                                                     that, Director,          holding company),  The
                                                     International            Williams Companies,
                                                     Operations IBM Corp.     Inc. (energy
                                                                              distribution company)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

Heinz F. Hutter             Board member             Retired President and                             Board Effectiveness,
P.O. Box 2187               since 1994               Chief Operating                                   Executive,  Investment
Minneapolis, MN 55402                                Officer, Cargill,                                 Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Anne P. Jones               Board member             Attorney and Consultant  Motorola, Inc.           Joint Audit,  Board
5716 Bent Branch Rd         since 1985                                        (electronics)            Effectiveness,
Bethesda, MD 20816                                                                                     Executive
Born in 1935
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Stephen R. Lewis, Jr.*      Board member             Retired President and                             Contracts, Investment
901 S. Marquette Ave.       since 2002               Professor of                                      Review
Minneapolis, MN 55402                                Economics, Carleton
Born in 1939                                         College
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Alan G. Quasha              Board member             President, Quadrant      Compagnie Financiere     Joint Audit,
720 Fifth Avenue            since 2002               Management, Inc.         Richemont AG (luxury     Investment Review
New York, NY 10019                                   (management of           goods)
Born in 1949                                         private equities)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Alan K. Simpson             Board member             Former three-term        Biogen, Inc.             Joint Audit, Contracts
1201 Sunshine Ave.          since 1997               United States Senator    (biopharmaceuticals)
Cody, WY 82414                                       for Wyoming
Born in 1931
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers

--------------------------------------------------------------------------------
37  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Independent Board Members (continued)

Name,                      Position held with       Principal occupation      Other                    Committee
address,                   Fund and length of       during past five years    directorships            memberships
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Alison Taunton-Rigby       Board member since 2002  President, Forester       Synaptic
8 Farrar Road                                       Biotech since 2000.       Pharmaceuticals
Lincoln, MA 01773                                   Former President and      Corporation
Born in 1944                                        CEO, Aquila
                                                    Biopharmaceuticals, Inc.
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Board Members Affiliated with AEFC**

Name,                      Position held with       Principal occupation      Other directorships      Committee memberships
address,                   Fund and length of       during past five years
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Barbara H. Fraser          Board member since 2002  Executive Vice
1546 AXP Financial                                  President - AEFA
Center                                              Products and Corporate
Minneapolis, MN 55474                               Marketing of AEFC since
Born in 1949                                        2002. President -
                                                    Travelers Check Group,
                                                    American Express
                                                    Company, 2001-2002.
                                                    Management Consultant,
                                                    Reuters, 2000-2001.
                                                    Managing Director -
                                                    International
                                                    Investments, Citibank
                                                    Global,  1999-2000.
                                                    Chairman and CEO,
                                                    Citicorp Investment
                                                    Services and Citigroup
                                                    Insurance Group, U.S.,
                                                    1998-1999. Head of
                                                    Marketing and Strategic
                                                    Planning - Investment
                                                    Products and
                                                    Distribution, Citibank
                                                    Global, 1995-1998

-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Stephen W. Roszell         Board member since       Senior Vice President -
50238 AXP Financial        2002; Vice President     Institutional Group of
Center                     since 2002               AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
William F. Truscott        Board member  since      Senior Vice President -
53600 AXP Financial        2001,  Vice President    Chief Investment
Center                     since 2002               Officer of AEFC since
Minneapolis, MN 55474                               2001. Former Chief
Born in 1960                                        Investment Officer and
                                                    Managing Director,
                                                    Zurich Scudder
                                                    Investments
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                      Position held with       Principal occupation      Other directorships      Committee memberships
address,                   Fund and length of       during past five years
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Jeffrey P. Fox             Treasurer since 2002     Vice President -
50005 AXP Financial                                 Investment Accounting,
Center                                              AEFC, since 2002; Vice
Minneapolis, MN 55474                               President - Finance,
Born in 1955                                        American Express
                                                    Company, 2000-2002;
                                                    Vice President -
                                                    Corporate Controller,
                                                    AEFC, 1996-2000
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Paula R. Meyer             President since 2002     Senior Vice President
596 AXP Financial Center                            and General Manager -
Minneapolis, MN 55474                               Mutual Funds, AEFC,
Born in 1954                                        since 2002; Vice
                                                    President and Managing
                                                    Director - American
                                                    Express Funds, AEFC,
                                                    2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000; President -
                                                    Piper Capital
                                                    Management 1997-1998
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

--------------------------------------------------------------------------------
38  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Other Officers (continued)

Name,                      Position held with       Principal occupation      Other                    Committee
address,                   Fund and length of       during past five years    directorships            memberships
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Leslie L. Ogg              Vice President,          President of Board
901 S. Marquette Ave.      General Counsel, and     Services Corporation
Minneapolis, MN 55402      Secretary since 1978
Born in 1938
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held two meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held five meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


--------------------------------------------------------------------------------
39  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

BOARD MEMBERS' HOLDINGS
The following table shows the Fund Board Members' ownership of American Express Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2001 Based on net asset values as of Dec. 31, 2001
                                             Aggregate dollar range of
                       Dollar range of          equity securities of all
                      equity securities          American Express Funds
                         in the Fund            overseen by Board Member
                            Range                         Range

Arne H. Carlson        $10,001-$50,000              $50,001-$100,000
Livio D. DeSimone           None                      over $100,000
Ira D. Hall                 None                      over $100,000
Heinz F. Hutter             None                      over $100,000
Anne P. Jones               None                      over $100,000
Alan K. Simpson             None                      over $100,000

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund and Portfolio boards, for attending up to 31 meetings, received the following compensation:

Compensation Table
                                                                                        Total cash compensation from
                                 Aggregate                     Aggregate                 American Express Funds and
Board member*           compensation from the Fund   compensation from the Portfolio    Preferred Master Trust Group
Livio D. DeSimone                 $1,300                          $1,675                            $128,975
Ira D. Hall                        1,400                           1,775                             136,225
Heinz F. Hutter                    1,707                           2,083                             161,775
Anne P. Jones                      1,757                           2,133                             166,625
Stephen R. Lewis, Jr.                800                           1,100                              82,675
Alan G. Quasha                       600                             800                              61,075
Alan K. Simpson                    1,350                           1,725                             132,575


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
40  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
41  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity  for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
     changes   in   circumstances   than   obligations   carrying   the  higher
     designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
42  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------
43  --  AXP INVESTMENT SERIES, INC.-- AXP DIVERSIFIED EQUITY INCOME FUND

S-6475-20 V (11/02)

                         AXP(R) INVESTMENT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                      AXP(R) MID CAP VALUE FUND (the Fund)

                                  NOV. 29, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                      p.  3

Fundamental Investment Policies                            p.  4

Investment Strategies and Types of Investments             p.  5

Information Regarding Risks and Investment Strategies      p.  6

Security Transactions                                      p. 22

Brokerage Commissions Paid to Brokers Affiliated
   with American Express Financial Corporation             p. 24

Performance Information                                    p. 24


Valuing Fund Shares                                        p. 25


Investing in the Fund                                      p. 26


Selling Shares                                             p. 28

Pay-out Plans                                              p. 28

Capital Loss Carryover                                     p. 29

Taxes                                                      p. 29

Agreements                                                 p. 30

Organizational Information                                 p. 33

Board Members and Officers                                 p. 37

Independent Auditors                                       p. 40

Appendix: Description of Ratings                           p. 41


--------------------------------------------------------------------------------
2   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Mutual Fund Checklist

X Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

X Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

X    A higher rate of return typically involves a higher risk of loss.

X    Past performance is not a reliable indicator of future performance.

X    ALL mutual funds have costs that lower investment return.

X You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

X Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING
Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging
Regular                      Market price        Shares
investment                    of a share        acquired

  $100                            $ 6.00            16.7
   100                              4.00            25.0
   100                              4.00            25.0
   100                              6.00            16.7
   100                              5.00            20.0
   ---                              ----            ----
  $500                            $25.00           103.4
  ----                            ------           -----

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o    Issue senior securities, except as permitted under the 1940 Act.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Purchase more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
4   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments        Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes
Derivative Instruments                                          yes
Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  yes
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                 no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           yes
Mortgage Dollar Rolls                                            no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                  yes
Structured Products                                             yes
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities                                          yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

--------------------------------------------------------------------------------
5   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of mid-sized companies with a market capitalization ranging from $300 million to $13.4 billion. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 10% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

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6   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

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7   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

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8   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.


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9   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

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10   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

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11   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


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12   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

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13   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

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14   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

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15   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings.
(See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

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16   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

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17   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

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18   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

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19   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

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20   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

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21   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

--------------------------------------------------------------------------------
22   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $226,161 for fiscal period ended Sept. 30, 2002. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the end of the most recent fiscal period, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                            Value of securities
Name of issuer                         owned at end of fiscal period
Bear Stearns Companies                         $3,383,999

The portfolio turnover rate was 18% in the most recent fiscal period.


--------------------------------------------------------------------------------
23   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the most recent fiscal period to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal period                                                                   2002
                                                                                                                Percent of
                                                                                                              aggregate dollar
                                                                                                                  amount of
                                                                        Aggregate dollar      Percent of        transactions
                                                                            amount of          aggregate          involving
                              Nature of                                    commissions         brokerage         payment of
Broker                        affiliation                                paid to broker       commissions        commissions
American Enterprise           Wholly-owned subsidiary of AEFC               $16,706*             7.39%              7.44%
Investment Services Inc.

* Represents brokerage clearing fees.


Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending  redeemable value of a hypothetical  $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending  redeemable value of a hypothetical  $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical

--------------------------------------------------------------------------------
24   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares


As of the end of the most recent  fiscal  period,  the  computation  looked like this:
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $54,100,364        divided by             13,497,906           equals                   $4.01
Class B                  30,110,378                                7,550,442                                     3.99
Class C                   1,634,408                                  409,608                                     3.99
Class Y                      12,905                                    3,215                                     4.01


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

--------------------------------------------------------------------------------
25   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $4.01, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $4.25. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                      Sales charge as a percentage of:
Total market value              Public offering price       Net amount invested
Up to $49,999                           5.75%                       6.10%
$50,000-$99,999                         4.75                        4.99
$100,000-$249,999                       3.75                        3.90
$250,000-$499,999                       2.50                        2.56
$500,000-$999,999                       2.00*                       2.04*
$1,000,000 or more                      0.00                        0.00

* The sales charge will be waived until Dec. 31, 2002.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:


Deferred Sales Charge
                             Number of participants
Total plan assets         1-99                 100 or more
Less than $1 million       4%                      0%
$1 million or more         0%                      0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed

--------------------------------------------------------------------------------
26   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND
shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:

   o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

      o at least $10 million in plan assets or

      o 500 or more participants; or

   o  does not use daily transfer recordkeeping and has

      o at least $3 million invested in American Express mutual funds or

      o 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:
o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
27   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
28   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Capital Loss Carryover
For federal income tax purposes, the Fund had total capital loss carryovers of $5,410,650 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2010.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

--------------------------------------------------------------------------------
29   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.


Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                Annual rate at each asset level
First $ 1.0                                    0.700%
Next    1.0                                    0.675
Next    1.0                                    0.650
Next    3.0                                    0.625
Next    6.0                                    0.600
Next   12.0                                    0.590
Over   24.0                                    0.580


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.700% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
30   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Mid-Cap Value Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
Difference        Adjustment Rate
0.00%-0.50%       0

0.50%-1.00%       6 basis points times the performance difference over 0.50%
                  (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more     12 basis points

For example,  if the  performance  difference is 2.38%,  the adjustment  rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The first adjustment was made on Sept. 1, 2002 and covered the six-month period beginning March 1, 2002. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $651 for fiscal period 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $261,610 for fiscal period 2002.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $11,282 for fiscal period 2002.


Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:


o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o  consistent effort to provide a management  structure that imposes disciplines
   that  ensure   adherence  to  stated   management  style  and  expected  risk
   characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o  reasonable level of AEFC's profitability from its mutual fund operations.

--------------------------------------------------------------------------------
31   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)              Annual rate at each asset level
First $1.0                                 0.050%
Next   1.0                                 0.045
Next   1.0                                 0.040
Next   3.0                                 0.035
Next   6.0                                 0.030
Next  12.0                                 0.025
Over  24.0                                 0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.050% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $18,741 for fiscal period 2002.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.


DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $498,784 for fiscal period 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(25,406).


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.


SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.


PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

--------------------------------------------------------------------------------
32   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal period, the Fund paid fees of $59,604 for Class A shares, $130,135 for Class B shares and $5,962 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $191 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,900 financial advisors.


--------------------------------------------------------------------------------
33   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) California Tax-Exempt Trust                     4/7/86         Business Trust(2)       MA           6/30
   AXP(R) California Tax-Exempt Fund                                                                                    No

AXP(R) Dimensions Series, Inc.(4)            2/20/68, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Growth Dimensions Fund                                                                                       Yes
   AXP(R) New Dimensions Fund                                                                                          Yes

AXP(R) Discovery Series, Inc.(4)             4/29/81, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Discovery Fund                                                                                               Yes

AXP(R) Equity Series, Inc.(4)                3/18/57, 6/13/86(1)         Corporation       NV/MN          11/30
   AXP(R) Equity Select Fund                                                                                           Yes

AXP(R) Fixed Income Series, Inc.(4)          6/27/74, 6/31/86(1)         Corporation       NV/MN           8/31
   AXP(R) Bond Fund                                                                                                    Yes

AXP(R) Global Series, Inc.                           10/28/88            Corporation          MN          10/31
   AXP(R) Emerging Markets Fund                                                                                        Yes
   AXP(R) Global Balanced Fund                                                                                         Yes
   AXP(R) Global Bond Fund                                                                                              No
   AXP(R) Global Growth Fund                                                                                           Yes

   AXP(R) Global Technology Fund(3)                                                                                     No

AXP(R) Government Income Series, Inc.(4)              3/12/85            Corporation          MN           5/31
   AXP(R) Federal Income Fund                                                                                          Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                Yes

AXP(R) Growth Series, Inc.                   5/21/70, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Growth Fund                                                                                                  Yes
   AXP(R) Large Cap Equity Fund                                                                                        Yes
   AXP(R) Large Cap Value Fund                                                                                         Yes
   AXP(R) Research Opportunities Fund                                                                                  Yes

AXP(R) High Yield Income Series, Inc.(4)              8/17/83            Corporation          MN           5/31
   AXP(R) Extra Income Fund                                                                                            Yes

AXP(R) High Yield Tax-Exempt
        Series, Inc.(4)                    12/21/78, 6/13/86(1)         Corporation       NV/MN          11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                   Yes

AXP(R) Income Series, Inc.(4)                2/10/45, 6/13/86(1)         Corporation       NV/MN           5/31
   AXP(R) Selective Fund                                                                                               Yes

AXP(R) International Series, Inc.(4)                  7/18/84            Corporation          MN          10/31
   AXP(R) European Equity Fund                                                                                          No
   AXP(R) International Fund                                                                                           Yes

AXP(R) Investment Series, Inc.               1/18/40, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Diversified Equity Income Fund                                                                               Yes
   AXP(R) Mid Cap Value Fund                                                                                           Yes
   AXP(R) Mutual                                                                                                       Yes

AXP(R) Managed Series, Inc.                           10/9/84            Corporation          MN           9/30
   AXP(R) Managed Allocation Fund                                                                                      Yes

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34   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) Market Advantage Series, Inc.                  8/25/89            Corporation          MN           1/31
   AXP(R) Blue Chip Advantage Fund                                                                                     Yes

   AXP(R) Mid Cap Index Fund                                                                                            No

   AXP(R) Nasdaq 100 Index Fund                                                                                         No
   AXP(R) S&P 500 Index Fund                                                                                            No
   AXP(R) Small Company Index Fund                                                                                     Yes
   AXP(R) Total Stock Market Index Fund                                                                                 No
AXP(R) Money Market Series, Inc.             8/22/75, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Cash Management Fund                                                                                         Yes
AXP(R) Partners Series, Inc.                          3/20/01            Corporation          MN           5/31
   AXP(R) Partners Fundamental Value Fund                                                                              Yes
   AXP(R) Partners Select Value Fund                                                                                   Yes
   AXP(R) Partners Small Cap Core Fund                                                                                 Yes
   AXP(R) Partners Small Cap Value Fund                                                                                 No
   AXP(R) Partners Value Fund                                                                                          Yes
AXP(R) Partners International
        Series, Inc.                                  5/9/01            Corporation          MN          10/31
   AXP(R) Partners International
        Aggressive Growth Fund                                                                                         Yes
   AXP(R) Partners International
        Core Fund                                                                                                      Yes
   AXP(R) Partners International
        Select Value Fund                                                                                              Yes
   AXP(R) Partners International
        Small Cap Fund                                                                                                 Yes
AXP(R) Progressive Series, Inc.(4)           4/23/68, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Progressive Fund                                                                                             Yes
AXP(R) Sector Series, Inc.(3),(4)                     3/25/88            Corporation          MN           6/30
   AXP(R) Utilities Fund                                                                                               Yes
AXP(R) Selected Series, Inc.(4)                       10/5/84            Corporation          MN           3/31
   AXP(R) Precious Metals Fund                                                                                          No
AXP(R) Special Tax-Exempt Series Trust                 4/7/86         Business Trust(2)       MA           6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                      Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                 No
   AXP(R) Michigan Tax-Exempt Fund                                                                                      No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                     No
   AXP(R) New York Tax-Exempt Fund                                                                                      No
   AXP(R) Ohio Tax-Exempt Fund                                                                                          No
AXP(R) Stock Series, Inc.(4)                 2/10/45, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Stock Fund                                                                                                   Yes
AXP(R) Strategy Series, Inc.                          1/24/84            Corporation          MN           3/31
   AXP(R) Equity Value Fund                                                                                            Yes
   AXP(R) Focused Growth Fund(3)                                                                                        No
   AXP(R) Partners
        Small Cap Growth Fund(3)                                                                                       Yes
   AXP(R) Small Cap Advantage Fund                                                                                     Yes
   AXP(R) Strategy Aggressive Fund                                                                                     Yes

--------------------------------------------------------------------------------
35   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) Tax-Exempt Series, Inc.            9/30/76, 6/13/86(1)            Corporation       NV/MN          11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                 Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                         Yes
AXP(R) Tax-Free Money Series, Inc.(4)     2/29/80, 6/13/86(1)            Corporation       NV/MN          12/31
   AXP(R) Tax-Free Money Fund                                                                                          Yes

(1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


--------------------------------------------------------------------------------
36   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                       Position held with       Principal occupation     Other                    Committee
address,                    Fund and length of       during past five years   directorships            memberships
age                         service
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Arne H. Carlson             Board member             Chair, Board Services                             Joint Audit,
901 S. Marquette Ave.       since 1999               Corporation (provides                             Contracts, Executive,
Minneapolis, MN 55402                                administrative                                    Investment Review,
Born in 1934                                         services to boards).                              Board Effectiveness
                                                     Former Governor of
                                                     Minnesota
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Philip J. Carroll, Jr.      Board member             Retired Chairman and     Boise Cascade
901 S. Marquette Ave.       since 2002               CEO, Fluor Corporation   Corporation (forest
Minneapolis, MN 55402                                (engineering and         products), Scottish
Born in 1937                                         construction) since      Power PLC, Vulcan
                                                     1998. Former President   Materials Company,
                                                     and CEO, Shell Oil       Inc.(construction
                                                     Company                  materials/chemicals)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Livio D. DeSimone           Board member             Retired Chair of the     Cargill, Incorporated    Joint Audit, Contracts
30 Seventh Street East      since 2001               Board and Chief          (commodity merchants
Suite 3050                                           Executive Officer,       and processors),
St. Paul, MN 55101-4901                              Minnesota Mining and     Target Corporation
Born in 1936                                         Manufacturing (3M)       (department stores),
                                                                              General Mills, Inc.
                                                                              (consumer foods),
                                                                              Vulcan Materials
                                                                              Company (construction
                                                                              materials/chemicals),
                                                                              Milliken & Company
                                                                              (textiles and
                                                                              chemicals), and Nexia
                                                                              Biotechnologies, Inc.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

Ira D. Hall                 Board member             Private investor;        Imagistics               Contracts,  Investment
183 Long Close Road         since 2001               formerly with Texaco     International, Inc.      Review
Stamford, CT 06902                                   Inc., Treasurer,         (office equipment),
Born in 1944                                         1999-2001 and General    Reynolds & Reynolds
                                                     Manager, Alliance        Company (information
                                                     Management Operations,   services), TECO
                                                     1998-1999. Prior to      Energy, Inc. (energy
                                                     that, Director,          holding company),  The
                                                     International            Williams Companies,
                                                     Operations IBM Corp.     Inc. (energy
                                                                              distribution company)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

Heinz F. Hutter             Board member             Retired President and                             Board Effectiveness,
P.O. Box 2187               since 1994               Chief Operating                                   Executive,  Investment
Minneapolis, MN 55402                                Officer, Cargill,                                 Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Anne P. Jones               Board member             Attorney and Consultant  Motorola, Inc.           Joint Audit,  Board
5716 Bent Branch Rd         since 1985                                        (electronics)            Effectiveness,
Bethesda, MD 20816                                                                                     Executive
Born in 1935
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Stephen R. Lewis, Jr.*      Board member             Retired President and                             Contracts, Investment
901 S. Marquette Ave.       since 2002               Professor of                                      Review
Minneapolis, MN 55402                                Economics, Carleton
Born in 1939                                         College
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Alan G. Quasha              Board member             President, Quadrant      Compagnie Financiere     Joint Audit,
720 Fifth Avenue            since 2002               Management, Inc.         Richemont AG (luxury     Investment Review
New York, NY 10019                                   (management of           goods)
Born in 1949                                         private equities)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Alan K. Simpson             Board member             Former three-term        Biogen, Inc.             Joint Audit, Contracts
1201 Sunshine Ave.          since 1997               United States Senator    (biopharmaceuticals)
Cody, WY 82414                                       for Wyoming
Born in 1931
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers

--------------------------------------------------------------------------------
37   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Independent Board Members (continued)

Name,                      Position held with       Principal occupation      Other                    Committee
address,                   Fund and length of       during past five years    directorships            memberships
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Alison Taunton-Rigby       Board member since 2002  President, Forester       Synaptic
8 Farrar Road                                       Biotech since 2000.       Pharmaceuticals
Lincoln, MA 01773                                   Former President and      Corporation
Born in 1944                                        CEO, Aquila
                                                    Biopharmaceuticals, Inc.
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Board Members Affiliated with AEFC**

Name,                      Position held with       Principal occupation      Other directorships      Committee memberships
address,                   Fund and length of       during past five years
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Barbara H. Fraser          Board member since 2002  Executive Vice
1546 AXP Financial                                  President - AEFA
Center                                              Products and Corporate
Minneapolis, MN 55474                               Marketing of AEFC since
Born in 1949                                        2002. President -
                                                    Travelers Check Group,
                                                    American Express
                                                    Company, 2001-2002.
                                                    Management Consultant,
                                                    Reuters, 2000-2001.
                                                    Managing Director -
                                                    International
                                                    Investments, Citibank
                                                    Global,  1999-2000.
                                                    Chairman and CEO,
                                                    Citicorp Investment
                                                    Services and Citigroup
                                                    Insurance Group, U.S.,
                                                    1998-1999. Head of
                                                    Marketing and Strategic
                                                    Planning - Investment
                                                    Products and
                                                    Distribution, Citibank
                                                    Global, 1995-1998

-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Stephen W. Roszell         Board member since       Senior Vice President -
50238 AXP Financial        2002; Vice President     Institutional Group of
Center                     since 2002               AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
William F. Truscott        Board member  since      Senior Vice President -
53600 AXP Financial        2001,  Vice President    Chief Investment
Center                     since 2002               Officer of AEFC since
Minneapolis, MN 55474                               2001. Former Chief
Born in 1960                                        Investment Officer and
                                                    Managing Director,
                                                    Zurich Scudder
                                                    Investments
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                      Position held with       Principal occupation      Other directorships      Committee memberships
address,                   Fund and length of       during past five years
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Jeffrey P. Fox             Treasurer since 2002     Vice President -
50005 AXP Financial                                 Investment Accounting,
Center                                              AEFC, since 2002; Vice
Minneapolis, MN 55474                               President - Finance,
Born in 1955                                        American Express
                                                    Company, 2000-2002;
                                                    Vice President -
                                                    Corporate Controller,
                                                    AEFC, 1996-2000
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Paula R. Meyer             President since 2002     Senior Vice President
596 AXP Financial Center                            and General Manager -
Minneapolis, MN 55474                               Mutual Funds, AEFC,
Born in 1954                                        since 2002; Vice
                                                    President and Managing
                                                    Director - American
                                                    Express Funds, AEFC,
                                                    2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000; President -
                                                    Piper Capital
                                                    Management 1997-1998
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

--------------------------------------------------------------------------------
38   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Other Officers (continued)

Name,                      Position held with       Principal occupation      Other                    Committee
address,                   Fund and length of       during past five years    directorships            memberships
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Leslie L. Ogg              Vice President,          President of Board
901 S. Marquette Ave.      General Counsel, and     Services Corporation
Minneapolis, MN 55402      Secretary since 1978
Born in 1938
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held two meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held five meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


--------------------------------------------------------------------------------
39   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

BOARD MEMBERS' HOLDINGS
The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001 Based on net asset values as of Dec. 31, 2001

                                               Aggregate dollar range of
                         Dollar range of       equity securities of all
                        equity securities       American Express Funds
                           in the Fund         overseen by Board Member
                              Range                      Range
Arne H. Carlson               none                 $50,001-$100,000
Livio D. DeSimone             none                   over $100,000
Ira D. Hall                   none                   over $100,000
Heinz F. Hutter               none                   over $100,000
Anne P. Jones                 none                   over $100,000
Alan K. Simpson               none                   over $100,000

COMPENSATION FOR BOARD MEMBERS
During the most recent fiscal year, the independent members of the Fund board, for attending up to 31 meetings, received the following compensation:

Compensation Table

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member*          compensation from the Fund   Preferred Master Trust Group
Livio D. DeSimone                 $433                       $128,975
Ira D. Hall                        383                        136,225
Heinz F. Hutter                    541                        161,775
Anne P. Jones                      641                        166,625
Stephen R. Lewis, Jr.              283                         82,675
Alan G. Quasha                     283                         61,075
Alan K. Simpson                    433                        132,575

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.



As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.



Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
40   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:
o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o  Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
41   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity  for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
     changes   in   circumstances   than   obligations   carrying   the  higher
     designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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42   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
       vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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43   --   AXP INVESTMENT SERIES, INC. -- AXP MID CAP VALUE FUND

S-6241-20 C (11/02)

                         AXP(R) INVESTMENT SERIES, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                            AXP(R) MUTUAL (the Fund)

                                 NOV. 29, 2002

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                         p.  3

Fundamental Investment Policies                               p.  4

Investment Strategies and Types of Investments                p.  5

Information Regarding Risks and Investment Strategies         p.  6

Security Transactions                                         p. 22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                     p. 24

Performance Information                                       p. 25

Valuing Fund Shares                                           p. 26

Investing in the Fund                                         p. 27

Selling Shares                                                p. 29

Pay-out Plans                                                 p. 29


Capital Loss Carryover                                        p. 30


Taxes                                                         p. 30

Agreements                                                    p. 31

Organizational Information                                    p. 34

Board Members and Officers                                    p. 38


Independent Auditors                                          p. 41


Appendix: Description of Ratings                              p. 42

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2 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                       Market price                 Shares
investment                     of a share                 acquired
  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Fundamental Investment Policies

The Fund pursues its investment objective by investing all of its assets in Balanced Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o   Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o   Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
4 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


                                                        AXP Mutual
Investment strategies and types of investments   Allowable for the Fund?

Agency and Government Securities                           yes
Borrowing                                                  yes
Cash/Money Market Instruments                              yes
Collateralized Bond Obligations                            yes
Commercial Paper                                           yes
Common Stock                                               yes
Convertible Securities                                     yes
Corporate Bonds                                            yes
Debt Obligations                                           yes
Depositary Receipts                                        yes
Derivative Instruments                                     yes
Foreign Currency Transactions                              yes
Foreign Securities                                         yes
High-Yield (High-Risk) Securities (Junk Bonds)             yes
Illiquid and Restricted Securities                         yes
Indexed Securities                                         yes
Inverse Floaters                                           yes
Investment Companies                                       yes
Lending of Portfolio Securities                            yes
Loan Participations                                        yes
Mortgage- and Asset-Backed Securities                      yes
Mortgage Dollar Rolls                                      yes
Municipal Obligations                                      yes
Preferred Stock                                            yes
Real Estate Investment Trusts                              yes
Repurchase Agreements                                      yes
Reverse Repurchase Agreements                              yes
Short Sales                                                 no
Sovereign Debt                                             yes
Structured Products                                        yes
Variable- or Floating-Rate Securities                      yes
Warrants                                                   yes
When-Issued Securities                                     yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities       yes

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5 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

The following are guidelines that may be changed by the board at any time:

o No more than 65% of the Fund's total assets will be invested in common stocks.

o No less than 35% of the Fund's total assets will be invested in senior securities (preferred stocks and debt obligations), convertible securities, derivative instruments and money market instruments.

o At least 25% of the Fund's total assets will be invested in debt securities and convertible securities.

o The Fund will not invest more than 5% of its net assets in bonds below investment grade.

o   The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o   The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

--------------------------------------------------------------------------------
6 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

--------------------------------------------------------------------------------
7 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

--------------------------------------------------------------------------------
8 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

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Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

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Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

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Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

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The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

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All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

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Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

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Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

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Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

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The Fund's securities may be traded on a principal rather than an agency basis.
In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $8,761,286 for fiscal year ended Sept. 30, 2002, $4,897,837 for fiscal year 2001, and $6,887,567 for fiscal year
2000. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $14,336,243, on which $22,950 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.


--------------------------------------------------------------------------------
23 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                    Value of securities
Name of issuer                                  owned at end of fiscal year

Bank of America                                       $26,681,206
Citigroup                                              37,354,228
Credit Suisse First Boston USA                          2,348,837
FleetBoston Financial                                   9,046,850
Goldman Sachs Group                                     4,055,113
J.P. Morgan Chase                                      12,921,540
LaBranche                                               1,605,000
Lehman Brothers Holdings                                6,376,500
Merrill Lynch                                           8,237,500
Morgan Stanley                                         11,639,233
Morgan Stanley, Dean Witter & Co.                       3,268,260
PNC Financial Services Group                            9,699,100

The portfolio turnover rate was 267% in the most recent fiscal year, and 226% in the year before. Higher turnover rates may result in higher brokerage expenses.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                   2002                               2001              2000

                                                                              Percent of
                                                                           aggregate dollar
                                                                               amount of
                                        Aggregate dollar    Percent of       transactions   Aggregate dollar  Aggregate dollar
                                            amount of        aggregate         involving        amount of         amount of
                          Nature of        commissions       brokerage        payment of       commissions       commissions
Broker                   affiliation     paid to broker     commissions       commissions    paid to broker    paid to broker
-------------------------------------------------------------------------------------------------------------------------------
American Enterprise     Wholly-owned        $209,163*          2.39%             3.21%          $243,507          $151,504
Investment              subsidiary of
Services Inc.           AEFC

*Represents brokerage clearing fees.


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24 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:         P = a hypothetical initial payment of $1,000

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

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25 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:
                                                                Net asset value
                Net assets            Shares outstanding         of one share

Class A     $1,114,655,883   divided by   150,672,483     equals     $7.40
Class B        152,089,435                 20,694,945                 7.35
Class C          1,050,695                    142,782                 7.36
Class Y        322,241,536                 43,565,496                 7.40


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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26 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $7.40, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $7.85. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                  Sales charge as a percentage of:
Total market value         Public offering price       Net amount invested
Up to $49,999                     5.75%                      6.10%
$50,000-$99,999                   4.75                       4.99
$100,000-$249,999                 3.75                       3.90
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00*                      2.04*
$1,000,000 or more                0.00                       0.00

* The sales charge will be waived until Dec. 31, 2002.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                       Number of participants

Total plan assets                  1-99                    100 or more
Less than $1 million                4%                         0%
$1 million or more                  0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed

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27 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL
shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o   Qualified employee benefit plans* if the plan:

    o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

       o   at least $10 million in plan assets or

       o   500 or more participants; or

    o  does not use daily transfer recordkeeping and has

       o   at least $3 million invested in American Express mutual funds or

       o   500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
28 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
29 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $860,617,170 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                                   2009            2010            2011
                                $15,302,375    $494,252,075    $351,062,720

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 43.28% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

--------------------------------------------------------------------------------
30 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                          Annual rate at each asset level

First $1.0                                           0.530%
Next   1.0                                           0.505
Next   1.0                                           0.480
Next   3.0                                           0.455
Over   6.0                                           0.430


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.521% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
31 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Balanced Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
Difference       Adjustment Rate

0.00%-0.50%     0


0.50%-1.00%     6 basis points times the Performance Difference over
                0.50% (maximum of 3 basis points if a 1% Performance Difference)

1.00%-2.00%     3 basis points, plus 3 basis points times the Performance
                Difference over 1.00% (maximum 6 basis points if a 2%
                Performance Difference)

2.00%-3.00%     6 basis points, plus 2 basis points times the Performance
                Difference over 2.00% (maximum 8 basis points if a 3%
                Performance Difference)

3.00% or more   8 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00080 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.


For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $1,924,664 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $9,074,291 for fiscal year 2002, $12,630,666 for fiscal year 2001, and $20,183,115 for fiscal year 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $726,098 for fiscal year 2002, $658,083 for fiscal year 2001, and $460,752 for fiscal year 2000.


Basis for board approving the investment advisory contract


Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:


o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,


o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,


o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,


o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds, based on a report prepared by Lipper Inc., and


o   reasonable level of AEFC's profitability from its mutual fund operations.

--------------------------------------------------------------------------------
32 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                          Annual rate at each asset level
First $1.0                                           0.040%
Next   1.0                                           0.035
Next   1.0                                           0.030
Next   3.0                                           0.025
Over   6.0                                           0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.038% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $797,157 for fiscal year 2002, $1,091,114 for fiscal year 2001, and $1,427,904 for fiscal year 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $906,306 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $397,132. The amounts were $1,522,587 and $594,722 for fiscal year 2001, and $3,081,528 and $720,035 for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

--------------------------------------------------------------------------------
33 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $3,695,135 for Class A shares, $2,122,400 for Class B shares and $10,992 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $191 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,900 financial advisors.


--------------------------------------------------------------------------------
34 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) California Tax-Exempt Trust                     4/7/86         Business Trust(2)       MA           6/30
   AXP(R) California Tax-Exempt Fund                                                                                    No

AXP(R) Dimensions Series, Inc.(4)            2/20/68, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Growth Dimensions Fund                                                                                       Yes
   AXP(R) New Dimensions Fund                                                                                          Yes

AXP(R) Discovery Series, Inc.(4)             4/29/81, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Discovery Fund                                                                                               Yes

AXP(R) Equity Series, Inc.(4)                3/18/57, 6/13/86(1)         Corporation       NV/MN          11/30
   AXP(R) Equity Select Fund                                                                                           Yes

AXP(R) Fixed Income Series, Inc.(4)          6/27/74, 6/31/86(1)         Corporation       NV/MN           8/31
   AXP(R) Bond Fund                                                                                                    Yes

AXP(R) Global Series, Inc.                           10/28/88            Corporation          MN          10/31
   AXP(R) Emerging Markets Fund                                                                                        Yes
   AXP(R) Global Balanced Fund                                                                                         Yes
   AXP(R) Global Bond Fund                                                                                              No
   AXP(R) Global Growth Fund                                                                                           Yes
   AXP(R) Global Technology Fund(3)                                                                                     No

AXP(R) Government Income Series, Inc.(4)              3/12/85            Corporation          MN           5/31
   AXP(R) Federal Income Fund                                                                                          Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                Yes

AXP(R) Growth Series, Inc.                   5/21/70, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Growth Fund                                                                                                  Yes
   AXP(R) Large Cap Equity Fund                                                                                        Yes
   AXP(R) Large Cap Value Fund                                                                                         Yes
   AXP(R) Research Opportunities Fund                                                                                  Yes

AXP(R) High Yield Income Series, Inc.(4)              8/17/83            Corporation          MN           5/31
   AXP(R) Extra Income Fund                                                                                            Yes

AXP(R) High Yield Tax-Exempt
        Series, Inc.(4)                    12/21/78, 6/13/86(1)         Corporation       NV/MN          11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                   Yes

AXP(R) Income Series, Inc.(4)                2/10/45, 6/13/86(1)         Corporation       NV/MN           5/31
   AXP(R) Selective Fund                                                                                               Yes

AXP(R) International Series, Inc.(4)                  7/18/84            Corporation          MN          10/31
   AXP(R) European Equity Fund                                                                                          No
   AXP(R) International Fund                                                                                           Yes

AXP(R) Investment Series, Inc.               1/18/40, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Diversified Equity Income Fund                                                                               Yes
   AXP(R) Mid Cap Value Fund                                                                                           Yes
   AXP(R) Mutual                                                                                                       Yes

AXP(R) Managed Series, Inc.                           10/9/84            Corporation          MN           9/30
   AXP(R) Managed Allocation Fund                                                                                      Yes

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35 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) Market Advantage Series, Inc.                  8/25/89            Corporation          MN           1/31
   AXP(R) Blue Chip Advantage Fund                                                                                     Yes

   AXP(R) Mid Cap Index Fund                                                                                            No

   AXP(R) Nasdaq 100 Index Fund                                                                                         No
   AXP(R) S&P 500 Index Fund                                                                                            No
   AXP(R) Small Company Index Fund                                                                                     Yes
   AXP(R) Total Stock Market Index Fund                                                                                 No
AXP(R) Money Market Series, Inc.             8/22/75, 6/13/86(1)         Corporation       NV/MN           7/31
   AXP(R) Cash Management Fund                                                                                         Yes
AXP(R) Partners Series, Inc.                          3/20/01            Corporation          MN           5/31
   AXP(R) Partners Fundamental Value Fund                                                                              Yes
   AXP(R) Partners Select Value Fund                                                                                   Yes
   AXP(R) Partners Small Cap Core Fund                                                                                 Yes
   AXP(R) Partners Small Cap Value Fund                                                                                 No
   AXP(R) Partners Value Fund                                                                                          Yes
AXP(R) Partners International
        Series, Inc.                                  5/9/01            Corporation          MN          10/31
   AXP(R) Partners International
        Aggressive Growth Fund                                                                                         Yes
   AXP(R) Partners International
        Core Fund                                                                                                      Yes
   AXP(R) Partners International
        Select Value Fund                                                                                              Yes
   AXP(R) Partners International
        Small Cap Fund                                                                                                 Yes
AXP(R) Progressive Series, Inc.(4)           4/23/68, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Progressive Fund                                                                                             Yes
AXP(R) Sector Series, Inc.(3),(4)                     3/25/88            Corporation          MN           6/30
   AXP(R) Utilities Fund                                                                                               Yes
AXP(R) Selected Series, Inc.(4)                       10/5/84            Corporation          MN           3/31
   AXP(R) Precious Metals Fund                                                                                          No
AXP(R) Special Tax-Exempt Series Trust                 4/7/86         Business Trust(2)       MA           6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                      Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                 No
   AXP(R) Michigan Tax-Exempt Fund                                                                                      No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                     No
   AXP(R) New York Tax-Exempt Fund                                                                                      No
   AXP(R) Ohio Tax-Exempt Fund                                                                                          No
AXP(R) Stock Series, Inc.(4)                 2/10/45, 6/13/86(1)         Corporation       NV/MN           9/30
   AXP(R) Stock Fund                                                                                                   Yes
AXP(R) Strategy Series, Inc.                          1/24/84            Corporation          MN           3/31
   AXP(R) Equity Value Fund                                                                                            Yes
   AXP(R) Focused Growth Fund(3)                                                                                        No
   AXP(R) Partners
        Small Cap Growth Fund(3)                                                                                       Yes
   AXP(R) Small Cap Advantage Fund                                                                                     Yes
   AXP(R) Strategy Aggressive Fund                                                                                     Yes

--------------------------------------------------------------------------------
36 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                                 Date of                 Form of       State of        Fiscal
Fund                                           organization            organization  organization     year end   Diversified
AXP(R) Tax-Exempt Series, Inc.            9/30/76, 6/13/86(1)            Corporation       NV/MN          11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                 Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                         Yes
AXP(R) Tax-Free Money Series, Inc.(4)     2/29/80, 6/13/86(1)            Corporation       NV/MN          12/31
   AXP(R) Tax-Free Money Fund                                                                                          Yes

(1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
37 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                       Position held with       Principal occupation     Other                    Committee
address,                    Fund and length of       during past five years   directorships            memberships
age                         service
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Arne H. Carlson             Board member             Chair, Board Services                             Joint Audit,
901 S. Marquette Ave.       since 1999               Corporation (provides                             Contracts, Executive,
Minneapolis, MN 55402                                administrative                                    Investment Review,
Born in 1934                                         services to boards).                              Board Effectiveness
                                                     Former Governor of
                                                     Minnesota
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Philip J. Carroll, Jr.      Board member             Retired Chairman and     Boise Cascade
901 S. Marquette Ave.       since 2002               CEO, Fluor Corporation   Corporation (forest
Minneapolis, MN 55402                                (engineering and         products), Scottish
Born in 1937                                         construction) since      Power PLC, Vulcan
                                                     1998. Former President   Materials Company,
                                                     and CEO, Shell Oil       Inc.(construction
                                                     Company                  materials/chemicals)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Livio D. DeSimone           Board member             Retired Chair of the     Cargill, Incorporated    Joint Audit, Contracts
30 Seventh Street East      since 2001               Board and Chief          (commodity merchants
Suite 3050                                           Executive Officer,       and processors),
St. Paul, MN 55101-4901                              Minnesota Mining and     Target Corporation
Born in 1936                                         Manufacturing (3M)       (department stores),
                                                                              General Mills, Inc.
                                                                              (consumer foods),
                                                                              Vulcan Materials
                                                                              Company (construction
                                                                              materials/chemicals),
                                                                              Milliken & Company
                                                                              (textiles and
                                                                              chemicals), and Nexia
                                                                              Biotechnologies, Inc.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

Ira D. Hall                 Board member             Private investor;        Imagistics               Contracts,  Investment
183 Long Close Road         since 2001               formerly with Texaco     International, Inc.      Review
Stamford, CT 06902                                   Inc., Treasurer,         (office equipment),
Born in 1944                                         1999-2001 and General    Reynolds & Reynolds
                                                     Manager, Alliance        Company (information
                                                     Management Operations,   services), TECO
                                                     1998-1999. Prior to      Energy, Inc. (energy
                                                     that, Director,          holding company),  The
                                                     International            Williams Companies,
                                                     Operations IBM Corp.     Inc. (energy
                                                                              distribution company)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

Heinz F. Hutter             Board member             Retired President and                             Board Effectiveness,
P.O. Box 2187               since 1994               Chief Operating                                   Executive,  Investment
Minneapolis, MN 55402                                Officer, Cargill,                                 Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Anne P. Jones               Board member             Attorney and Consultant  Motorola, Inc.           Joint Audit,  Board
5716 Bent Branch Rd         since 1985                                        (electronics)            Effectiveness,
Bethesda, MD 20816                                                                                     Executive
Born in 1935
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Stephen R. Lewis, Jr.*      Board member             Retired President and                             Contracts, Investment
901 S. Marquette Ave.       since 2002               Professor of                                      Review
Minneapolis, MN 55402                                Economics, Carleton
Born in 1939                                         College
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Alan G. Quasha              Board member             President, Quadrant      Compagnie Financiere     Joint Audit,
720 Fifth Avenue            since 2002               Management, Inc.         Richemont AG (luxury     Investment Review
New York, NY 10019                                   (management of           goods)
Born in 1949                                         private equities)
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Alan K. Simpson             Board member             Former three-term        Biogen, Inc.             Joint Audit, Contracts
1201 Sunshine Ave.          since 1997               United States Senator    (biopharmaceuticals)
Cody, WY 82414                                       for Wyoming
Born in 1931
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers

--------------------------------------------------------------------------------
38 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Independent Board Members (continued)

Name,                      Position held with       Principal occupation      Other                    Committee
address,                   Fund and length of       during past five years    directorships            memberships
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Alison Taunton-Rigby       Board member since 2002  President, Forester       Synaptic
8 Farrar Road                                       Biotech since 2000.       Pharmaceuticals
Lincoln, MA 01773                                   Former President and      Corporation
Born in 1944                                        CEO, Aquila
                                                    Biopharmaceuticals, Inc.
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Board Members Affiliated with AEFC**

Name,                      Position held with       Principal occupation      Other directorships      Committee memberships
address,                   Fund and length of       during past five years
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Barbara H. Fraser          Board member since 2002  Executive Vice
1546 AXP Financial                                  President - AEFA
Center                                              Products and Corporate
Minneapolis, MN 55474                               Marketing of AEFC since
Born in 1949                                        2002. President -
                                                    Travelers Check Group,
                                                    American Express
                                                    Company, 2001-2002.
                                                    Management Consultant,
                                                    Reuters, 2000-2001.
                                                    Managing Director -
                                                    International
                                                    Investments, Citibank
                                                    Global,  1999-2000.
                                                    Chairman and CEO,
                                                    Citicorp Investment
                                                    Services and Citigroup
                                                    Insurance Group, U.S.,
                                                    1998-1999. Head of
                                                    Marketing and Strategic
                                                    Planning - Investment
                                                    Products and
                                                    Distribution, Citibank
                                                    Global, 1995-1998

-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Stephen W. Roszell         Board member since       Senior Vice President -
50238 AXP Financial        2002; Vice President     Institutional Group of
Center                     since 2002               AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
William F. Truscott        Board member  since      Senior Vice President -
53600 AXP Financial        2001,  Vice President    Chief Investment
Center                     since 2002               Officer of AEFC since
Minneapolis, MN 55474                               2001. Former Chief
Born in 1960                                        Investment Officer and
                                                    Managing Director,
                                                    Zurich Scudder
                                                    Investments
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                      Position held with       Principal occupation      Other directorships      Committee memberships
address,                   Fund and length of       during past five years
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Jeffrey P. Fox             Treasurer since 2002     Vice President -
50005 AXP Financial                                 Investment Accounting,
Center                                              AEFC, since 2002; Vice
Minneapolis, MN 55474                               President - Finance,
Born in 1955                                        American Express
                                                    Company, 2000-2002;
                                                    Vice President -
                                                    Corporate Controller,
                                                    AEFC, 1996-2000
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Paula R. Meyer             President since 2002     Senior Vice President
596 AXP Financial Center                            and General Manager -
Minneapolis, MN 55474                               Mutual Funds, AEFC,
Born in 1954                                        since 2002; Vice
                                                    President and Managing
                                                    Director - American
                                                    Express Funds, AEFC,
                                                    2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000; President -
                                                    Piper Capital
                                                    Management 1997-1998
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

--------------------------------------------------------------------------------
39 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Other Officers (continued)

Name,                      Position held with       Principal occupation      Other                    Committee
address,                   Fund and length of       during past five years    directorships            memberships
age                        service
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------
Leslie L. Ogg              Vice President,          President of Board
901 S. Marquette Ave.      General Counsel, and     Services Corporation
Minneapolis, MN 55402      Secretary since 1978
Born in 1938
-------------------------- ------------------------ ------------------------- ------------------------ ------------------------

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held two meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held five meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.

BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001

                                                     Aggregate dollar range of
                          Dollar range of            equity securities of all
                         equity securities            American Express Funds
                            in the Fund              overseen by Board Member

                               Range                           Range

Arne H. Carlson                None                      $50,001-$100,000
Livio D. DeSimone              None                        over $100,000
Ira D. Hall                    None                        over $100,000
Heinz F. Hutter                None                        over $100,000
Anne P. Jones                  None                        over $100,000
Alan K. Simpson                None                        over $100,000

--------------------------------------------------------------------------------
40 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund and Portfolio boards, for attending up to 31 meetings, received the following compensation:


Compensation Table

                                                                                            Total cash compensation from
                                Aggregate                          Aggregate                 American Express Funds and
Board member*          compensation from the Fund       compensation from the Portfolio     Preferred Master Trust Group


Livio D. DeSimone               $1,300                             $1,775                            $128,975
Ira D. Hall                      1,400                              1,875                             136,225
Heinz F. Hutter                  1,707                              2,183                             161,775
Anne P. Jones                    1,757                              2,233                             166,625
Stephen R. Lewis, Jr.              800                              1,125                              82,675
Alan G. Quasha                     600                                800                              61,075
Alan K. Simpson                  1,350                              1,825                             132,575


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
41 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o   Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
42 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory.
    However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment.
    They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B   Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
43 --- AXP INVESTMENT SERIES, INC.-- AXP MUTUAL

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
    (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

S-6326-20 W (11/02)

Investments in Securities
Equity Income Portfolio

Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                        Shares               Value(a)

Aerospace & defense (2.1%)
Goodrich                      850,000             $16,048,000
Rockwell Automation           680,000              11,063,600
United Technologies           185,000              10,450,650
Total                                              37,562,250

Airlines (0.5%)
AMR                         1,990,000(b)            8,318,200

Automotive & related (2.3%)
Eaton                         250,000              15,935,000
General Motors                680,000              26,452,000
Total                                              42,387,000

Banks and savings & loans (2.1%)
FleetBoston Financial         340,000               6,912,200
J.P. Morgan Chase             325,000               6,171,750
Washington Mutual             775,000              24,389,250
Total                                              37,473,200

Beverages & tobacco (0.6%)
Philip Morris                 265,000              10,282,000

Building materials & construction (1.9%)
Fluor                         400,000               9,776,000
Hanson ADR                    965,000(c)           24,819,800
Total                                              34,595,800

Chemicals (2.1%)
Dow Chemical                1,235,000              33,727,850
Imperial Chemical Inds ADR    385,000(c)            5,055,050
Total                                              38,782,900

Communications equipment & services (1.1%)
Verizon Communications        730,000              20,031,200

Computers & office equipment (1.9%)
Electronic Data Systems       315,000               4,403,700
Hewlett-Packard             1,475,000              17,213,250
Pitney Bowes                  425,000              12,958,250
Total                                              34,575,200

Energy (10.8%)
BP ADR                        405,000(c)           16,159,500
ChevronTexaco                 280,000              19,390,000
ConocoPhillips              1,333,320              61,652,717
Kerr-McGee                    700,000              30,408,000
Marathon Oil                1,335,000              30,277,800
Ocean Energy                  285,000               5,685,750
Petroleo Brasileiro ADR       975,000(c)           10,461,750
Unocal                        660,000              20,717,400
Total                                             194,752,917

Energy equipment & services (4.4%)
McDermott Intl              2,500,000(b)           15,325,000
Pioneer Natural Resources   1,505,000(b)           36,496,250
Tidewater                   1,030,000              27,799,700
Total                                              79,620,950

Financial services (4.7%)
Citigroup                     325,000               9,636,250
Lehman Brothers Holdings    1,310,000              64,255,500
Morgan Stanley                330,000              11,180,400
Total                                              85,072,150

Food (1.8%)
Archer-Daniels-Midland        939,750              11,756,273
SUPERVALU                   1,275,000              20,591,250
Total                                              32,347,523

Furniture & appliances (1.4%)
Whirlpool                     535,000              24,535,100

Health care (0.8%)
Schering-Plough               690,000              14,710,800

Health care services (1.9%)
PacifiCare Health Systems   1,477,400(b)           34,113,166

Industrial equipment & services (9.0%)
Caterpillar                 1,290,000              48,013,800
Illinois Tool Works           330,000              19,248,900
Ingersoll-Rand Cl A         1,425,000(c)           49,077,000
Parker-Hannifin               710,000              27,129,100
Tomkins ADR                 1,400,000(c)           19,754,000
Total                                             163,222,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Issuer                             Shares             Value(a)

Insurance (15.8%)
ACE                                 685,000(c)      $20,282,850
CIGNA                               460,000          32,545,000
Hartford Financial Services Group   219,400           8,995,400
Jefferson-Pilot                     465,000          18,646,500
Lincoln Natl                        465,000          14,205,750
Loews                               700,000          30,023,000
MetLife                             568,000          12,927,680
SAFECO                              825,000          26,218,500
St. Paul Companies                  950,000          27,284,000
Torchmark                           615,000          21,069,900
Travelers Property Casualty Cl A  2,714,041(b)       35,825,341
Travelers Property Casualty Cl B     28,848(b)          390,313
XL Capital Cl A                     511,000(c)       37,558,500
Total                                               285,972,734

Leisure time & entertainment (1.2%)
Royal Caribbean Cruises     1,325,000              21,094,000

Media (1.9%)
Donnelley (RR) & Sons         972,300              22,858,773
Knight-Ridder                 210,000              11,846,100
Total                                              34,704,873

Metals (1.4%)
Alcoa                         870,000              16,791,000
Martin Marietta Materials     270,000               8,793,900
Total                                              25,584,900

Multi-industry conglomerates (9.2%)
Crane                         595,000              11,757,200
Diebold                       710,000              23,373,200
Dover                         390,000               9,898,200
Eastman Kodak               1,215,000              33,096,600
Honeywell Intl                860,000              18,627,600
Monsanto                      770,000              11,773,300
Textron                       785,000              26,768,500
Xerox                       1,065,000(b)            5,271,750
YORK Intl                     915,000              25,803,000
Total                                             166,369,350

Paper & packaging (2.4%)
Abitibi-Consolidated        2,100,000(c)           14,217,000
Intl Paper                    900,000              30,051,000
Total                                              44,268,000

Real estate investment trust (4.4%)
Crescent Real Estate
   Equities                 2,675,000              41,997,500
Equity Residential            707,600              16,939,944
JDN Realty                  1,000,000              12,080,000
Starwood Hotels &
  Resorts Worldwide           380,000               8,474,000
Total                                              79,491,444

Retail (1.0%)
Charming Shoppes            2,570,000(b)           17,347,500

Textiles & apparel (1.2%)
Kellwood                      970,000              22,174,200

Transportation (2.2%)
Burlington Northern
  Santa Fe                  1,645,000              39,348,400

Utilities -- electric (1.2%)
CMS Energy                  2,800,000              22,568,000

Utilities -- gas (1.1%)
El Paso                     2,475,000              20,468,250

Utilities -- telephone (3.3%)
AT&T                        1,745,000              20,957,450
SBC Communications            470,000               9,447,000
Sprint (FON Group)          3,240,000              29,548,800
Total                                              59,953,250

Total common stocks
(Cost: $2,205,993,210)                         $1,731,728,057

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Preferred stocks (3.9%)
Issuer                        Shares               Value(a)
CNF Trust I
  5.00% Cm Cv Series A        500,000             $23,900,000
Union Pacific Capital
  6.25% Cm Cv                 270,500              13,761,688
  6.25% Cm Cv                 541,000(d)           27,523,374
Xerox
  7.50% Cv                    130,700(d)            4,819,563


Total preferred stocks
(Cost: $70,847,653)                               $70,004,625

Bond (0.1%)
Issuer                            Coupon        Principal          Value(a)
                                   rate          amount
Utilities -- electric
Calpine
  Sr Nts
   02-15-11                         8.50%     $6,000,000          $2,460,000

Total bond
(Cost: $4,873,630)                                                $2,460,000


Short-term securities (1.5%)
Issuer                          Annualized       Amount            Value(a)
                               yield on date   payable at
                                of purchase     maturity

U.S. government agencies (1.2%) Federal Home Loan Mtge Corp Disc Nts
  11-07-02                          1.68%     $6,000,000          $5,989,360
  11-25-02                          1.68       3,000,000           2,992,379
Federal Natl Mtge Assn Disc Nts
  10-16-02                          1.73       1,600,000           1,598,905
  10-31-02                          1.67       8,300,000           8,288,065
  12-18-02                          1.70       3,800,000           3,786,578
Total                                         22,655,287

Commercial paper (0.3%)
CXC
  10-01-02                          1.78       5,100,000(e)        5,099,739

Total short-term securities
(Cost: $27,755,344)                                              $27,755,026

Total investments in securities
(Cost: $2,309,469,837)(f)                                     $1,831,947,708

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 10.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $2,311,184,508 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized  appreciation          $  42,083,006
     Unrealized depreciation            (521,319,806)
                                        ------------
     Net unrealized depreciation       $(479,236,800)
                                       -------------

--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2002

Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,309,469,837)                              $1,831,947,708
Cash in bank on demand deposit                                          149,932
Dividends and accrued interest receivable                             4,048,476
Receivable for investment securities sold                             9,285,213
                                                                      ---------
Total assets                                                      1,845,431,329
                                                                  -------------

Liabilities
Payable for investment securities purchased                             965,702
Payable upon return of securities loaned (Note 4)                    33,735,000
Accrued investment management services fee                               75,256
Other accrued expenses                                                   40,977
                                                                         ------
Total liabilities                                                    34,816,935
                                                                     ----------
Net assets                                                       $1,810,614,394
                                                                 ==============
*Including securities on loan, at value (Note 4)                 $   28,785,000
                                              -                  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                           $  58,422,549
Interest                                                                                1,319,941
   Less foreign taxes withheld                                                           (585,497)
                                                                                         --------
Total income                                                                           59,156,993
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                     11,851,751
Compensation of board members                                                              18,855
Custodian fees                                                                            147,793
Audit fees                                                                                 26,250
Other                                                                                      45,821
                                                                                           ------
Total expenses                                                                         12,090,470
   Earnings credits on cash balances (Note 2)                                              (1,861)
                                                                                           ------
Total net expenses                                                                     12,088,609
                                                                                       ----------
Investment income (loss) -- net                                                        47,068,384
                                                                                       ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                           (122,394,934)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (336,112,184)
                                                                                     ------------
Net gain (loss) on investments and foreign currencies                                (458,507,118)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(411,438,734)
                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                        2002                    2001

Operations
Investment income (loss) -- net                                       $   47,068,384        $   39,133,238
Net realized gain (loss) on investments                                 (122,394,934)          188,621,700
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   (336,112,184)         (382,519,279)
                                                                        ------------          ------------
Net increase (decrease) in net assets resulting from operations         (411,438,734)         (154,764,341)
                                                                        ------------          ------------
Proceeds from contributions                                              244,557,943           182,112,877
Fair value of withdrawals                                                (97,243,156)         (153,090,506)
                                                                         -----------          ------------
Net contributions (withdrawals) from partners                            147,314,787            29,022,371
                                                                         -----------            ----------
Total increase (decrease) in net assets                                 (264,123,947)         (125,741,970)
Net assets at beginning of year                                        2,074,738,341         2,200,480,311
                                                                       -------------         -------------
Net assets at end of year                                             $1,810,614,394        $2,074,738,341
                                                                      ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
Equity Income Portfolio


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $513,630 for the year ended Sept. 30, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2002, the Portfolio's custodian fees were reduced by $1,861 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,120,183,547 and $896,367,604, respectively, for the year ended Sept. 30, 2002. For the same period, the portfolio turnover rate was 40%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $53,400 for the year ended Sept. 30, 2002.

4. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 2002, securities valued at $28,785,000 were on loan to brokers. For collateral, the Portfolio received $33,735,000 in cash. Income from securities lending amounted to $330,243 for the year ended Sept. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

Sept. 30, 2002

Assets
Investment in Portfolio (Note 1)                                                   $1,810,536,951
Capital shares receivable                                                                 198,880
                                                                                          -------
Total assets                                                                        1,810,735,831
                                                                                    -------------

Liabilities
Capital shares payable                                                                    136,312
Accrued distribution fee                                                                   70,728
Accrued service fee                                                                           213
Accrued transfer agency fee                                                                37,521
Accrued administrative services fee                                                         5,124
Other accrued expenses                                                                    314,821
                                                                                          -------
Total liabilities                                                                         564,719
                                                                                          -------
Net assets applicable to outstanding capital stock                                 $1,810,171,112
                                                                                   ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                           $    2,893,097
Additional paid-in capital                                                          2,405,829,657
Undistributed net investment income                                                     2,934,577
Accumulated net realized gain (loss)                                                 (123,982,832)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (477,503,387)
                                                                                     ------------
Total-- representing net assets applicable to outstanding capital stock            $1,810,171,112
                                                                                   ==============
Net assets applicable to outstanding shares:    Class A                            $1,243,238,483
                                                Class B                            $  529,201,360
                                                Class C                            $   11,988,446
                                                Class Y                            $   25,742,823
Net asset value per share of outstanding capital stock:
                                                Class A shares    198,570,229      $         6.26
                                                Class B shares     84,710,101      $         6.25
                                                Class C shares      1,919,562      $         6.25
                                                Class Y shares      4,109,795      $         6.26
                                                                    ---------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                           $  58,420,039
Interest                                                                                1,323,246
   Less foreign taxes withheld                                                           (585,472)
                                                                                         --------
Total income                                                                           59,157,813
                                                                                       ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                      12,088,091
Distribution fee
   Class A                                                                              4,005,902
   Class B                                                                              6,543,190
   Class C                                                                                106,288
Transfer agency fee                                                                     3,921,135
Incremental transfer agency fee
   Class A                                                                                267,465
   Class B                                                                                212,766
   Class C                                                                                  5,438
Service fee -- Class Y                                                                     27,658
Administrative services fees and expenses                                                 758,131
Compensation of board members                                                              14,980
Printing and postage                                                                      443,074
Registration fees                                                                         147,215
Audit fees                                                                                  8,750
Other                                                                                      10,261
                                                                                           ------
Total expenses                                                                         28,560,344
   Earnings credits on cash balances (Note 2)                                             (25,089)
                                                                                          -------
Total net expenses                                                                     28,535,255
                                                                                       ----------
Investment income (loss) -- net                                                        30,622,558
                                                                                       ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                    (122,390,231)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (336,098,469)
                                                                                     ------------
Net gain (loss) on investments and foreign currencies                                (458,488,700)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(427,866,142)
                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund

Year ended Sept. 30,                                             2002                    2001

Operations and distributions
Investment income (loss)-- net                            $   30,622,558            $  25,400,387
Net realized gain (loss) on investments                     (122,390,231)             188,619,092
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                    (336,098,469)            (382,508,185)
                                                            ------------             ------------
Net increase (decrease) in net assets resulting
   from operations                                          (427,866,142)            (168,488,706)
                                                            ------------             ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                (22,432,138)             (22,045,496)
      Class B                                                 (4,554,855)              (3,851,470)
      Class C                                                    (80,465)                 (12,298)
      Class Y                                                   (439,564)                (349,234)
   Excess distribution from net investment income
      Class A                                                         --               (2,027,387)
      Class B                                                         --                 (354,196)
      Class C                                                         --                   (1,131)
      Class Y                                                         --                  (32,117)
   Net realized gain
      Class A                                                (87,982,304)              (2,766,437)
      Class B                                                (34,650,679)                (935,116)
      Class C                                                   (422,197)                  (1,288)
      Class Y                                                 (1,420,345)                 (37,043)
                                                              ----------                  -------
Total distributions                                         (151,982,547)             (32,413,213)
                                                            ------------              -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                   392,679,717              295,244,129
   Class B shares                                            263,495,025              174,759,417
   Class C shares                                             12,235,824                5,946,121
   Class Y shares                                             20,402,671               10,504,324
Reinvestment of distributions at net asset value
   Class A shares                                            107,051,130               25,598,726
   Class B shares                                             38,553,851                5,014,292
   Class C shares                                                498,599                   14,569
   Class Y shares                                              1,494,622                  404,975
Payments for redemptions
   Class A shares                                           (350,968,916)            (319,573,155)
   Class B shares (Note 2)                                  (157,389,074)            (114,609,539)
   Class C shares (Note 2)                                    (2,266,268)                (430,999)
   Class Y shares                                            (10,212,433)              (7,738,955)
                                                             -----------               ----------
Increase (decrease) in net assets
   from capital share transactions                           315,574,748               75,133,905
                                                             -----------               ----------
Total increase (decrease) in net assets                     (264,273,941)            (125,768,014)
Net assets at beginning of year                            2,074,445,053            2,200,213,067
                                                           -------------            -------------
Net assets at end of year                                 $1,810,171,112           $2,074,445,053
                                                          ==============           ==============
Undistributed net investment income                         $  2,934,577               $  675,069
                                                            ------------               ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Diversified Equity Income Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $856,028 and accumulated net realized loss has been decreased by $856,028.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                       2002              2001
Class A
Distributions paid from:
        Ordinary income                 $35,902,111       $24,072,883
        Long-term capital gain           74,512,331         2,766,437
Class B
Distributions paid from:
        Ordinary income                   9,859,825         4,205,666
        Long-term capital gain           29,345,709           935,116
Class C
Distributions paid from:
        Ordinary income                     145,104            13,429
        Long-term capital gain              357,558             1,288
Class Y
Distributions paid from:
        Ordinary income                     657,016           381,351
        Long-term capital gain            1,202,893            37,043

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $     630,469
Accumulated gain (loss)                                 $(119,964,110)
Unrealized appreciation (depreciation)                  $(479,218,001)

Dividends to shareholders

Effective June 22, 2002, dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Prior to this date, dividends were declared daily and paid each calendar quarter. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT
percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00
o    Class B $20.00
o    Class C $19.50
o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,734,190 for Class A, $544,451 for Class B and $4,810 for Class C for the year ended Sept. 30, 2002

During the year ended Sept. 30, 2002, the Fund's transfer agency fees were reduced by $25,089 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                                     Year ended Sept. 30, 2002
                                             Class A              Class B                 Class C            Class Y
Sold                                      47,816,562             32,005,511             1,490,146          2,531,471
Issued for reinvested distributions       13,030,157              4,675,924                60,901            181,609
Redeemed                                 (44,279,109)           (20,258,258)             (292,092)        (1,289,882)
                                         -----------            -----------              --------         ----------
Net increase (decrease)                   16,567,610             16,423,177             1,258,955          1,423,198
                                          ----------             ----------             ---------          ---------

                                                                     Year ended Sept. 30, 2001
                                             Class A              Class B                 Class C            Class Y
Sold                                      32,651,545             19,417,512               659,779          1,163,797
Issued for reinvested distributions        3,045,127                581,261                 1,692             48,373
Redeemed                                 (35,797,246)           (12,919,452)              (47,456)          (866,369)
                                         -----------            -----------               -------           --------
Net increase (decrease)                     (100,574)             7,079,321               614,015            345,801
                                            --------              ---------               -------            -------

--------------------------------------------------------------------------------
25   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

4. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $119,964,110 as of Sept. 30, 2002, that will expire in 2010 through 2011, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Financial Highlights

Class A

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000            1999            1998
Net asset value, beginning of period                       $ 8.18           $8.96          $9.40          $ 8.96          $10.39
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .13             .12            .13             .14             .23
Net gains (losses) (both realized and unrealized)           (1.45)           (.75)           .39            1.37            (.43)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.32)           (.63)           .52            1.51            (.20)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.12)           (.12)          (.13)           (.13)           (.23)
Excess distributions from net investment income                --            (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.60)           (.15)          (.96)          (1.07)          (1.23)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.26           $8.18          $8.96          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------

Ratios/supplemental data

Net assets, end of period (in millions)                    $1,243          $1,489         $1,631          $1,985          $1,828

Ratio of expenses to average daily net assets(c)            1.02%            .95%           .93%            .89%            .86%

Ratio of net investment income (loss)
   to average daily net assets                              1.55%           1.38%          1.43%           1.41%           2.27%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%

Total return(e)                                           (17.87%)         (7.03%)         5.66%          17.18%          (2.17%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Class B

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                               2002             2001          2000            1999            1998
Net asset value, beginning of period                       $ 8.17           $8.94          $9.40          $ 8.96          $10.39
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .06             .06            .08             .06             .15
Net gains (losses) (both realized and unrealized)           (1.44)           (.74)           .37            1.38            (.42)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.38)           (.68)           .45            1.44            (.27)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.06)           (.06)          (.08)           (.06)           (.16)
Excess distributions from net investment income                --            (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.54)           (.09)          (.91)          (1.00)          (1.16)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.25           $8.17          $8.94          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------
Ratios/supplemental data

Net assets, end of period (in millions)                      $529            $558           $547            $633            $505

Ratio of expenses to average daily net assets(c)            1.79%           1.71%          1.69%           1.66%           1.62%

Ratio of net investment income (loss)
   to average daily net assets                               .79%            .62%           .67%            .63%           1.48%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%
Total return(e)                                           (18.50%)         (7.70%)         4.85%          16.30%          (2.91%)

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000(b)
Net asset value, beginning of period                       $ 8.17           $8.94          $8.66
                                                           ------           -----          -----
Income from investment operations:
Net investment income (loss)                                  .07             .06            .02
Net gains (losses) (both realized and unrealized)           (1.45)           (.74)           .28
                                                            -----            ----            ---
Total from investment operations                            (1.38)           (.68)           .30
                                                            -----            ----            ---
Less distributions:
Dividends from net investment income                         (.06)           (.06)          (.02)
Excess distributions from net investment income                --            (.01)            --
Distributions from realized gains                            (.48)           (.02)            --
                                                             ----            ----
Total distributions                                          (.54)           (.09)          (.02)
                                                             ----            ----           ----
Net asset value, end of period                             $ 6.25           $8.17          $8.94
                                                           ------           -----          -----
Ratios/supplemental data

Net assets, end of period (in millions)                       $12              $5            $--

Ratio of expenses to average daily net assets(c)            1.82%           1.71%          1.69%(d)

Ratio of net investment income (loss)
   to average daily net assets                               .83%            .73%           .45%(d)

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%

Total return(e)                                           (18.48%)         (7.67%)         3.47%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Class Y

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000            1999            1998
Net asset value, beginning of period                       $ 8.18           $8.96          $9.40          $ 8.96          $10.40
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .14             .14            .14             .15             .24
Net gains (losses) (both realized and unrealized)           (1.45)           (.75)           .39            1.37            (.44)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.31)           (.61)           .53            1.52            (.20)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.13)           (.14)          (.14)           (.14)           (.24)
Excess distributions from net investment income                 --           (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.61)           (.17)          (.97)          (1.08)          (1.24)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.26           $8.18          $8.96          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------
Ratios/supplemental data

Net assets, end of period (in millions)                       $26             $22            $21             $21             $76

Ratio of expenses to average daily net assets(c)             .86%            .78%           .76%            .78%            .78%

Ratio of net investment income (loss)
   to average daily net assets                              1.74%           1.56%          1.58%           1.58%           2.34%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%

Total return(e)                                           (17.75%)         (6.82%)         5.79%          17.30%          (2.11%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Equity Income Fund as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

Sept. 30, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (92.4%)
Issuer                                             Shares            Value(a)

Aerospace & defense (3.0%)
Goodrich                                           72,950          $1,377,296
Rockwell Automation                                71,600           1,164,932
Total                                                               2,542,228

Airlines (0.8%)
AMR                                                91,250(b)          381,425
Continental Airlines Cl B                          54,900(b)          295,911
Total                                                                 677,336

Automotive & related (3.8%)
Dana                                                  59,550          778,914
Delphi                                               113,000          966,150
Eaton                                                 11,650          742,571
Lear                                               17,810(b)          741,787
Total                                                               3,229,422

Banks and savings & loans (0.7%)
KeyCorp                                            23,950             598,032

Beverages & tobacco (0.5%)
RJ Reynolds Tobacco Holdings                       11,350             457,632

Building materials & construction (1.0%)
Temple-Inland                                      23,000             888,490

Chemicals (5.0%)
Eastman Chemical                                   46,800           1,786,356
Imperial Chemical Inds ADR                         32,700(c)          429,351
Potash Corp of Saskatchewan                        13,800(c)          858,360
PPG Inds                                           26,650           1,191,255
Total                                                               4,265,322

Computer software & services (1.3%)
BMC Software                                       82,500(b)        1,078,275

Computers & office equipment (1.6%)
Computer Sciences                                  25,100(b)          697,529
Electronic Data Systems                            14,500             202,710
Pitney Bowes                                       15,650             477,169
Total                                                               1,377,408

Electronics (0.5%)
Natl Semiconductor                                 34,250(b)          408,945

Energy (2.9%)
Amerada Hess                                        9,150             621,102
Kerr-McGee                                         11,650             506,076
Sunoco                                             22,900             690,664
Unocal                                             20,400             640,356
Total                                                               2,458,198

Energy equipment & services (4.8%)
GlobalSantaFe                                      43,300             967,755
Helmerich & Payne                                  33,800           1,156,974
McDermott Intl                                    111,200(b)          681,656
Transocean                                         62,300           1,295,840
Total                                                               4,102,225

Financial services (7.6%)
Bear Stearns Companies                             60,000           3,383,999
Countrywide Credit Inds                            67,800           3,196,770
Total                                                               6,580,769

Food (4.8%)
Archer-Daniels-Midland                            129,100           1,615,041
SUPERVALU                                          57,450             927,818
Tyson Foods Cl A                                  137,000           1,593,310
Total                                                               4,136,169

Furniture & appliances (3.1%)
Black & Decker                                     26,700           1,119,531
Whirlpool                                          33,400           1,531,724
Total                                                               2,651,255

Health care services (7.7%)
Humana                                            267,000(b)        3,310,800
PacifiCare Health Systems                         143,900(b)        3,322,650
Total                                                               6,633,450

Industrial equipment & services (6.0%)
Cooper Inds Cl A                                   32,900             998,515
Deere & Co                                         32,050           1,456,673
Ingersoll-Rand Cl A                                78,700(c)        2,710,427
Total                                                               5,165,615

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (6.4%)
ACE                                                60,000(c)       $1,776,599
Everest Re Group                                    6,700(c)          367,562
Jefferson-Pilot                                    16,500             661,650
Lincoln Natl                                       14,350             438,393
St. Paul Companies                                 33,900             973,608
Torchmark                                          37,750           1,293,315
Total                                                               5,511,127

Leisure time & entertainment (2.4%)
Hasbro                                            102,000           1,135,260
Royal Caribbean Cruises                            58,400             929,728
Total                                                               2,064,988

Media (2.3%)
Donnelley (RR) & Sons                              50,400           1,184,904
Dun & Bradstreet                                   22,900(b)          769,669
Total                                                               1,954,573

Metals (2.4%)
Avery Dennison                                     13,900             792,022
Nucor                                               6,200             234,980
Phelps Dodge                                       41,900(b)        1,073,897
Total                                                               2,100,899

Multi-industry conglomerates (8.9%)
American Standard                                  18,700(b)        1,189,694
Crane                                              26,500             523,640
Diebold                                            17,100             562,932
Dover                                              17,100             433,998
Eastman Kodak                                      80,750           2,199,629
Monsanto                                           48,800             746,152
Textron                                            25,725             877,223
YORK Intl                                          41,300           1,164,660
Total                                                               7,697,928

Paper & packaging (0.8%)
Abitibi-Consolidated                               99,350(c)          672,600

Real estate investment trust (3.9%)
Boston Properties                                  17,100             636,120
Crescent Real Estate Equities                     123,500           1,938,950
Equity Residential                                 30,950             740,943
Total                                                               3,316,013

Retail (3.3%)
Charming Shoppes                                  172,900(b)        1,167,075
Federated Dept Stores                              22,900(b)          674,176
May Dept Stores                                    23,900             544,203
Toys "R" Us                                        40,100(b)          408,218
Total                                                               2,793,672

Textiles & apparel (1.6%)
Liz Claiborne                                      25,850             644,958
VF                                                 20,400             733,992
Total                                                               1,378,950

Transportation (0.8%)
Norfolk Southern                                   34,600             698,574

Utilities -- electric (1.7%)
Energy East                                        36,500             723,065
Public Service Enterprise Group                    25,000             762,500
Total                                                               1,485,565

Utilities -- gas (2.8%)
El Paso                                           218,600           1,807,822
NiSource                                           33,300             573,759
Total                                                               2,381,581

Total common stocks
(Cost: $100,056,567)                                              $79,307,241

Short-term securities (8.5%)

Issuer                       Annualized             Amount           Value(a)
                            yield on date         payable at
                             of purchase           maturity

U.S. government agencies

Federal Home Loan Bank Disc Nts
     10-18-02                   1.63%            $500,000            $499,579
     10-25-02                   1.68              500,000             499,417

Federal Home Loan Mtge Corp Disc Nts
     10-01-02                   1.64              500,000             499,977
     10-08-02                   1.61              300,000             299,893
     11-05-02                   1.69              500,000             499,155
     11-25-02                   1.68              900,000             897,714

Federal Natl Mtge Assn Disc Nts
     10-16-02                   1.73              500,000             499,658
     10-18-02                   1.70              500,000             499,575
     10-31-02                   1.69              500,000             499,272
     11-20-02                   1.70            1,100,000           1,097,554
     12-04-02                   1.70              500,000             498,551
     12-11-02                   1.70              500,000             498,393
     12-11-02                   1.71              500,000             498,393

Total short-term securities
(Cost: $7,286,923)                                                 $7,287,131

Total investments in securities
(Cost: $107,343,490)(d)                                           $86,594,372

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 7.9% of net assets.

(d) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $107,351,507 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $    306,234
     Unrealized depreciation                                      (21,063,369)
                                                                  -----------
     Net unrealized depreciation                                 $(20,757,135)
                                                                 ------------

--------------------------------------------------------------------------------
11 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities

AXP Mid Cap Value Fund

Sept. 30, 2002

Assets

Investments in securities, at value (Note 1)
   (identified cost $107,343,490)                                                                      $ 86,594,372
Cash in bank on demand deposit                                                                              317,877
Capital shares receivable                                                                                    35,652
Dividends and accrued interest receivable                                                                   166,772
Receivable for investment securities sold                                                                   279,480
                                                                                                            -------
Total assets                                                                                             87,394,153
                                                                                                         ----------

Liabilities
Capital shares payable                                                                                       11,805
Payable for investment securities purchased                                                               1,474,824
Accrued investment management services fee                                                                    4,964
Accrued distribution fee                                                                                      3,740
Accrued transfer agency fee                                                                                   3,007
Accrued administrative services fee                                                                             355
Other accrued expenses                                                                                       37,403
                                                                                                             ------
Total liabilities                                                                                         1,536,098
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 85,858,055
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    214,612
Additional paid-in capital                                                                              111,590,981
Undistributed net investment income                                                                         249,635
Accumulated net realized gain (loss)                                                                     (5,447,997)
Unrealized appreciation (depreciation) on investments                                                   (20,749,176)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $ 85,858,055
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 54,100,364
                                                            Class B                                    $ 30,110,378
                                                            Class C                                    $  1,634,408
                                                            Class Y                                    $     12,905
Net asset value per share of outstanding capital stock:     Class A shares         13,497,906          $       4.01
                                                            Class B shares          7,550,442          $       3.99
                                                            Class C shares            409,608          $       3.99
                                                            Class Y shares              3,215          $       4.01
                                                                                        -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Statement of operations

AXP Mid Cap Value Fund

For the period from Feb. 14, 2002* to Sept. 30, 2002

Investment income

Income:
Dividends                                                                             $    793,015
Interest                                                                                    50,073
   Less foreign taxes withheld                                                              (2,155)
                                                                                            ------
Total income                                                                               840,933
                                                                                           -------
Expenses (Note 2):
Investment management services fee                                                         261,610
Distribution fee
   Class A                                                                                  59,604
   Class B                                                                                 130,135
   Class C                                                                                   5,962
Transfer agency fee                                                                        118,108
Incremental transfer agency fee
   Class A                                                                                   8,037
   Class B                                                                                   8,256
   Class C                                                                                     437
Service fee -- Class Y                                                                          15
Administrative services fees and expenses                                                   18,741
Compensation of board members                                                                4,897
Custodian fees                                                                              68,115
Printing and postage                                                                        25,326
Registration fees                                                                          111,649
Audit fees                                                                                  14,500
Other                                                                                        2,835
                                                                                             -----
Total expenses                                                                             838,227
   Expenses waived/reimbursed by AEFC (Note 2)                                            (215,399)
                                                                                          --------
                                                                                           622,828
   Earnings credits on cash balances (Note 2)                                                 (641)
                                                                                              ----
Total net expenses                                                                         622,187
                                                                                           -------
Investment income (loss) -- net                                                            218,746
                                                                                           -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                              (5,453,250)
Net change in unrealized appreciation (depreciation) on investments                    (20,788,999)
                                                                                       -----------
Net gain (loss) on investments                                                         (26,242,249)
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations                       $(26,023,503)
                                                                                      ============

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT


Statement of changes in net assets

AXP Mid Cap Value Fund

For the period from Feb. 14, 2002* to Sept. 30, 2002

Operations and distributions
Investment income (loss) -- net                                                       $    218,746
Net realized gain (loss) on security transactions                                       (5,453,250)
Net change in unrealized appreciation (depreciation) on investments                    (20,788,999)
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations                        (26,023,503)
                                                                                       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              77,548,658
   Class B shares                                                                       43,818,485
   Class C shares                                                                        2,273,755
   Class Y shares                                                                           20,000
Payments for redemptions
   Class A shares                                                                       (9,243,287)
   Class B shares (Note 2)                                                              (4,352,732)
   Class C shares (Note 2)                                                                (213,501)
   Class Y shares                                                                          (10,620)
                                                                                           -------
Increase (decrease) in net assets from capital share transactions                      109,840,758
                                                                                       -----------
Total increase (decrease) in net assets                                                 83,817,255
Net assets at beginning of period (Note 1)                                               2,040,800**
                                                                                         ---------
Net assets at end of period                                                           $ 85,858,055
                                                                                      ============
Undistributed net investment income                                                   $    249,635
                                                                                      ------------

*    When shares became publicly available.

** Initial capital of $2,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $40,800 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Mid Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mid-cap companies. On Feb. 7, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $29,912 and accumulated net realized loss has been decreased by $5,253 resulting in a net reclassification adjustment to decrease paid-in capital by $35,165.

The tax character of distributions paid for the period indicated is as follows:

For the period from Feb. 14, 2002* to Sept. 30, 2002

Class A
Distributions paid from:
     Ordinary income                          $--
     Long-term capital gain                    --

Class B
Distributions paid from:
     Ordinary income                           --
     Long-term capital gain                    --

Class C
Distributions paid from:
     Ordinary income                           --
     Long-term capital gain                    --

Class Y
Distributions paid from:
     Ordinary income                           --
     Long-term capital gain                    --

* When shares became publicly available.

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                    $    220,305
Accumulated gain (loss)                          $ (5,410,650)
Unrealized appreciation (depreciation)           $(20,757,193)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
17 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.70% to 0.58% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The first adjustment was made on Sept. 1, 2002 and covered the six month period beginning March 1, 2002. The adjustment decreased the fee by $651 for the period ended Sept. 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $488,400 for Class A, $8,934 for Class B and $1,450 for Class C for the period ended Sept. 30, 2002.

--------------------------------------------------------------------------------
18 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2003. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.22% for Class Y of the Fund's average daily net assets. In addition, for the period ended Sept. 30, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily waived certain fees and reimbursed expenses to 1.38% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.18% for Class Y shares.

During the period ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $641 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $114,827,963 and $10,706,349, respectively, for the period ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $16,706 for the period ended Sept. 30, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Feb. 14, 2002* to Sept. 30, 2002 are as follows:

                                             Class A          Class B            Class C         Class Y

Sold                                       15,066,310         8,511,681          452,717             3,615
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (1,962,404)         (963,239)         (45,109)           (2,400)
                                           ----------          --------          -------            ------
Net increase (decrease)                    13,103,906         7,548,442          407,608             1,215
                                           ----------         ---------          -------             -----

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the period ended Sept. 30, 2002.

--------------------------------------------------------------------------------
19 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,410,650 as of Sept. 30, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------
Income from investment operations:

Net investment income (loss)                                        .01
Net gains (losses) (both realized and unrealized)                 (1.10)
                                                                  -----
Total from investment operations                                  (1.09)
                                                                  -----
Net asset value, end of period                                   $ 4.01
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                             $54
Ratio of expenses to average daily net assets(c),(e)              1.38%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .86%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                 (21.37%)

Class B

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------

Income from investment operations:
Net gains (losses) (both realized and unrealized)                 (1.11)
                                                                  -----
Net asset value, end of period                                   $ 3.99
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                             $30
Ratio of expenses to average daily net assets(c),(f)              2.15%(d)
Ratio of net investment income (loss)
to average daily net assets                                        .10%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                 (21.76%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------

Income from investment operations:
Net gains (losses) (both realized and unrealized)                 (1.11)
                                                                  -----
Net asset value, end of period                                   $ 3.99
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                              $2
Ratio of expenses to average daily net assets(c),(g)              2.15%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .12%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                 (21.76%)

Class Y

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002(b)
Net asset value, beginning of period                             $ 5.10
                                                                 ------

Income from investment operations:
Net investment income (loss)                                        .01
Net gains (losses) (both realized and unrealized)                 (1.10)
                                                                  -----
Total from investment operations                                  (1.09)
                                                                  -----
Net asset value, end of period                                   $ 4.01
                                                                 ------

Ratios/supplemental data
Net assets, end of period (in millions)                            $ --
Ratio of expenses to average daily net assets(c),(h)              1.18%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .94%(d)
Portfolio turnover rate (excluding short-term securities)           18%
Total return(i)                                                  (21.37%)

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.96% for the period ended Sept. 30, 2002.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.72% for the period ended Sept. 30, 2002.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.72% for the period ended Sept. 30, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.78% for the period ended Sept. 30, 2002.

(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

21 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Mid Cap Value Fund (a series of AXP Investment Series, Inc.) as of September 30, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from February 14, 2002 (when shares became publicly available) to September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mid Cap Value Fund as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
November 1, 2002

--------------------------------------------------------------------------------
22 --- AXP MID CAP VALUE FUND --- 2002 ANNUAL REPORT

Investments in Securities

Balanced Portfolio
Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (59.2%)
Issuer                                             Shares           Value(a)
Aerospace & defense (0.8%)
Boeing                                             75,000          $2,559,750
General Dynamics                                   35,000           2,846,550
Lockheed Martin                                    45,000           2,910,150
United Technologies                                70,000           3,954,300
Total                                                              12,270,750

Airlines (--%)
Northwest Airlines Cl A                            70,000(b)          467,600

Automotive & related (0.9%)
Ford Motor                                        255,000           2,499,000
General Motors                                     85,000           3,306,500
Navistar Intl                                     245,000           5,311,600
Sonic Automotive                                  110,000(b)        1,947,000
Tower Automotive                                  285,000(b)        1,909,500
Total                                                              14,973,600

Banks and savings & loans (7.7%)
Bank of America                                   385,000          24,562,999
Bank of New York                                   90,000           2,586,600
Bank One                                          250,000           9,350,000
FleetBoston Financial                             445,000           9,046,850
J.P. Morgan Chase                                 595,000          11,299,050
Mellon Financial                                  295,000           7,649,350
PNC Financial Services Group                      230,000           9,699,100
Sovereign Bancorp                                 165,000           2,128,500
U.S. Bancorp                                      695,000          12,913,100
Wachovia                                          370,000          12,095,300
Washington Mutual                                 120,000           3,776,400
Wells Fargo                                       370,000          17,819,200
Total                                                             122,926,449

Beverages & tobacco (2.5%)
Anheuser-Busch                                    145,000           7,337,000
Coca-Cola                                          80,000           3,836,800
PepsiCo                                           300,000          11,085,000
Philip Morris                                     455,000          17,654,000
Total                                                              39,912,800

Building materials & construction (0.9%)
Centex                                            110,000           4,878,500
Fleetwood Enterprises                             235,000(b)        1,583,900
Masco                                             280,000           5,474,000
Temple-Inland                                      65,000           2,510,950
Total                                                              14,447,350

Chemicals (1.2%)
Dow Chemical                                       77,000           2,102,870
du Pont (EI) de Nemours                           310,000          11,181,700
Praxair                                            75,000           3,833,250
Solutia                                           285,000           1,487,700
Total                                                              18,605,520

Communications equipment & services (1.7%)
EchoStar Communications Cl A                       80,000(b)        1,384,000
Fairchild Semiconductor Intl Cl A                 260,000(b)        2,462,200
Lucent Technologies                               465,000(b)          353,400
Motorola                                          685,000           6,973,300
Teradyne                                          105,000(b)        1,008,000
Verizon Communications                            530,000          14,543,200
Total                                                              26,724,100

Computer software & services (0.5%)
Microsoft                                          85,000(b)        3,713,650
Network Associates                                325,000(b)        3,454,750
Total                                                               7,168,400

Computers & office equipment (1.6%)
Apple Computer                                    400,000(b)        5,800,000
Cisco Systems                                     115,000(b)        1,205,200
Comverse Technology                               195,000(b)        1,363,050
Hewlett-Packard                                 1,040,000          12,136,800
Sun Microsystems                                1,970,000(b)        5,102,300
Total                                                              25,607,350

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                                             Shares           Value(a)
Electronics (0.7%)
Advanced Micro Devices                            255,000(b)       $1,361,700
Agilent Technologies                               40,000(b)          522,400
Amphenol Cl A                                      45,000(b)        1,395,000
Flextronics Intl                                  755,000(b,c)      5,263,860
Intel                                              95,000           1,319,550
Micron Technology                                 100,000(b)        1,237,000
Natl Semiconductor                                 45,000(b)          537,300
Total                                                              11,636,810

Energy (5.3%)
Burlington Resources                              130,000           4,986,800
ChevronTexaco                                     380,000          26,315,000
ConocoPhillips                                    565,000          26,125,600
Exxon Mobil                                       570,000          18,183,000
FirstEnergy                                       210,000           6,276,900
Grant Prideco                                     215,000(b)        1,836,100
Total                                                              83,723,400

Energy equipment & services (0.9%)
Schlumberger                                      190,000           7,307,400
Transocean                                        300,000           6,240,000
Total                                                              13,547,400

Financial services (6.4%)
Capital One Financial                              65,000           2,269,800
CIT Group                                          80,000(b)        1,438,400
Citigroup                                       1,165,000          34,542,250
Fannie Mae                                        225,000          13,396,500
Freddie Mac                                       340,000          19,006,000
Household Intl                                    100,000           2,831,000
Lehman Brothers Holdings                          130,000           6,376,500
MBNA                                              255,000           4,686,900
Merrill Lynch                                     250,000           8,237,500
Morgan Stanley                                    255,000           8,639,400
Total                                                             101,424,250

Food (0.7%)
General Mills                                     175,000           7,773,500
Kraft Foods Cl A                                   80,000           2,916,800
Total                                                              10,690,300

Furniture & appliances (0.7%)
Black & Decker                                     95,000           3,983,350
Leggett & Platt                                    85,000           1,682,150
Maytag                                            110,000           2,549,800
Miller (Herman)                                   150,000           2,664,000
Total                                                              10,879,300

Health care (3.9%)
Abbott Laboratories                               145,000           5,858,000
Biomet                                            120,000           3,195,600
Bristol-Myers Squibb                              410,000           9,758,000
Genzyme-General Division                           90,000(b)        1,854,900
Merck & Co                                        225,000          10,284,750
Pfizer                                            355,000          10,302,100
Pharmacia                                         125,000           4,860,000
Schering-Plough                                   320,000           6,822,400
Waters                                             55,000(b)        1,333,750
Wyeth                                             250,000           7,950,000
Total                                                              62,219,500

Health care services (2.0%)
Cardinal Health                                   155,000           9,641,000
Caremark Rx                                       370,000(b)        6,290,000
HCA                                               125,000           5,951,250
McKesson                                          200,000           5,666,000
Universal Health Services Cl B                     75,000(b)        3,836,250
Total                                                              31,384,500

Household products (2.3%)
Avon Products                                     175,000           8,067,500
Gillette                                          270,000           7,992,000
Intl Flavors/Fragrances                            70,000           2,229,500
Kimberly-Clark                                    100,000           5,664,000
Newell Rubbermaid                                  80,000           2,469,600
Procter & Gamble                                  105,000           9,384,900
Total                                                              35,807,500

Industrial equipment & services (0.6%)
Caterpillar                                        55,000           2,047,100
Ingersoll-Rand Cl A                                85,000(c)        2,927,400
Kennametal                                         70,000           2,248,400
Milacron                                          155,000             699,050
Parker-Hannifin                                    40,000           1,528,400
Total                                                               9,450,350

Insurance (3.2%)
AFLAC                                              90,000           2,762,100
Allstate                                          310,000          11,020,500
American Intl Group                               370,000          20,239,000
Hartford Financial Services Group                 112,600           4,616,600
John Hancock Financial Services                    35,000             973,000
MetLife                                           300,000           6,828,000
Travelers Property Casualty Cl A                  255,000(b)        3,366,000
Travelers Property Casualty Cl B                  103,411(b)        1,399,151
Total                                                              51,204,351

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                                             Shares          Value(a)
Leisure time & entertainment (1.0%)
AOL Time Warner                                 1,130,000(b)      $13,221,000
Viacom Cl B                                        80,000(b)        3,244,000
Total                                                              16,465,000

Media (1.6%)
Clear Channel Communications                      140,000(b)        4,865,000
Comcast Cl A                                      111,800(b)        2,332,148
Disney (Walt)                                     315,000           4,769,100
Liberty Media Cl A                                585,000(b)        4,200,300
McGraw-Hill Companies                              30,000           1,836,600
Tribune                                            40,000           1,672,400
USA Interactive                                   285,000(b)        5,523,300
Total                                                              25,198,848

Metals (0.4%)
Alcan                                              55,000(c)        1,357,400
Alcoa                                             135,000           2,605,500
Phelps Dodge                                      105,800(b)        2,711,654
Total                                                               6,674,554

Multi-industry conglomerates (3.5%)
Cendant                                           845,000(b)        9,092,200
General Electric                                  355,000           8,750,750
Honeywell Intl                                    360,000           7,797,600
Monsanto                                           21,324             326,044
S&P Depositary Receipts                           250,000          20,455,000
Textron                                           155,000           5,285,500
Tyco Intl                                         150,000(c)        2,115,000
Xerox                                             425,000(b)        2,103,750
Total                                                              55,925,844

Paper & packaging (0.3%)
Bowater                                            60,000           2,118,000
Intl Paper                                         81,000           2,704,590
Total                                                               4,822,590

Real estate investment trust (1.0%)
Apartment Investment & Management Cl A             80,000           3,108,000
Equity Office Properties Trust                    385,000           9,940,700
Starwood Hotels & Resorts Worldwide               125,000           2,787,500
Total                                                              15,836,200

Restaurants & lodging (0.2%)
McDonald's                                        225,000           3,973,500

Retail (2.6%)
AutoNation                                        165,000(b)        1,900,800
AutoZone                                           52,900(b)        4,171,694
BJ's Wholesale Club                                85,000(b)        1,615,850
Circuit City Stores-Circuit City Group            240,000           3,636,000
CVS                                               115,000           2,915,250
Dollar General                                    305,000           4,093,100
Federated Dept Stores                              70,000(b)        2,060,800
Home Depot                                        175,000           4,567,500
Safeway                                           200,000(b)        4,460,000
Sears, Roebuck & Co                               115,000           4,485,000
Staples                                            60,000(b)          767,400
Target                                            220,000           6,494,400
Total                                                              41,167,794

Textiles & apparel (0.2%)
Liz Claiborne                                     100,000           2,495,000

Transportation (0.1%)
Union Pacific                                      30,000           1,736,100

Utilities -- electric (1.5%)
Dominion Resources                                135,000           6,848,550
Duke Energy                                       320,000           6,256,000
TXU                                               207,000           8,633,970
Xcel Energy                                       220,000           2,048,200
Total                                                              23,786,720

Utilities -- telephone (2.4%)
ALLTEL                                            105,000           4,213,650
AT&T                                            1,058,600          12,713,786
BellSouth                                         490,000           8,996,400
KT                                                145,000(c)        3,216,100
SBC Communications                                450,000           9,045,000
Total                                                              38,184,936

Total common stocks
(Cost: $1,230,817,547)                                           $941,338,666

Preferred stock (--%)
Issuer                                             Shares               Value(a)

Intermedia Communications
     13.50% Pay-in-kind Series B                        1(k)               $8

Total preferred stock
(Cost: $605)                                                               $8

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Bonds (35.8%)

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Mortgage-backed securities (15.3%)

Collateralized Mtge Obligation Trust
      12-20-14               9.95%               $770,109            $772,204
Federal Home Loan Mtge Corp
      10-01-03               7.00                 516,247             524,609
      07-01-07               6.50                   1,907               1,934
      07-01-08               6.75                 195,133             196,338
      06-01-09               5.50               1,399,604           1,467,976
      01-01-11               6.50               5,215,684           5,488,958
      11-15-13               5.50              10,500,000          10,859,519
      12-15-13               5.50               7,125,000           7,418,906
      11-03-15               6.50               9,866,451          10,339,375
      07-01-17               6.00               5,815,088           6,042,126
      07-01-17               7.00               5,673,337           5,993,031
      04-01-22               6.50              12,904,425          13,464,431
      10-01-22               6.50               8,300,000(j)        8,632,000
      08-01-24               8.00               1,311,078           1,410,819
      09-01-28               6.00               5,915,342           6,103,662
      04-01-32               7.00               8,743,311           9,127,337
      06-01-32               7.00               2,141,434           2,235,491
      07-01-32               7.00               8,311,672           8,676,741
  Collateralized Mtge Obligation
      12-15-13               5.50               6,800,000           7,059,841
      05-15-17               5.50               7,800,000           8,088,009
      11-15-17               5.50               5,400,000(j)        5,617,688
      02-25-42               6.50               2,965,364           3,205,373
  Trust Series Z
      10-15-23               6.50                  36,350(h)           38,829
Federal Natl Mtge Assn
      08-01-13               6.00                       2                   2
      02-01-14               7.50                 301,818             313,713
      03-01-17               6.50               5,418,199           5,677,204
      11-25-17               5.00               5,000,000(j)        5,163,086
      05-01-23               6.50               2,374,986           2,478,458
      09-01-23               6.50               3,852,417           4,020,257
      01-01-24               6.50               7,240,180           7,555,617
      06-01-24               9.00               1,288,432           1,419,374
      08-01-25               7.50               3,653,545           3,879,757
      06-01-28               6.00               6,723,383(e)        6,928,717
      06-01-28               7.00                  10,607              11,086
      12-01-28               6.50               6,457,350           6,701,423
      08-01-29               6.00              11,080,000(j)       11,381,237
      11-01-29               6.00               6,435,000(j)        6,595,875
      02-01-30               8.00               2,728,394           2,917,441
      07-01-30               8.50                   2,725               2,920
      01-01-31               8.00               1,514,158           1,618,931
      06-01-31               7.00               5,429,933           5,707,935
      08-01-32               7.00               6,242,537           6,519,617
      09-01-32               6.50              20,439,979          21,187,315
      10-01-32               5.00               4,100,000(j)        4,280,016
      10-25-12               4.72               6,000,000           6,107,813
  Collateralized Mtge Obligation
      07-30-12               5.50               9,000,000           9,431,644
Total                                                             242,664,635

U.S. government obligations & agencies (8.5%)
Federal Natl Mtge Assn
      07-15-07               4.25               5,080,000           5,326,075
      07-26-07               4.32               6,300,000           6,500,340
      05-15-08               6.00               3,500,000           3,950,135
      05-15-11               6.00               1,200,000           1,349,340
      03-15-12               6.13               8,780,000           9,977,267
U.S. Treasury
      02-15-11               5.00               5,100,000           5,665,381
      08-15-11               5.00               6,000,000           6,663,516
      02-15-12               4.88              10,000,000          11,017,580
      07-15-12               3.00               6,900,000           7,433,910
      08-15-12               4.38              15,330,000          16,303,149
      05-15-30               6.25              10,600,000          12,932,827
      02-15-31               5.38              14,200,000          15,779,750
  Principal Only
      08-15-21               5.20              40,000,000(f)       15,314,000
  TIPS
      01-15-07               3.38              12,000,000(g)       14,857,379
United Mexican States
  (U.S. Dollar)
      01-14-12               7.50               1,500,000(c)        1,518,750
Total                                                             134,589,399

Aerospace & defense (0.1%)
Alliant Techsystems
  Company Guaranty
      05-15-11               8.50               1,400,000           1,487,500
L-3 Communications
  Sr Sub Nts
      06-15-12               7.63                 460,000(d)          473,800
Total                                                               1,961,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Airlines (0.9%)
American Airlines
      05-23-11               6.82%             $5,000,000          $4,674,299
Continental Airlines
  Series 2001-1
      06-15-21               6.70               1,661,303           1,532,521
  Series 2001D
      12-01-06               7.57               2,000,000           1,311,714
Delta Air Lines
      09-18-11               7.11               2,700,000           2,844,238
United Air Lines
      10-01-10               7.03               3,900,696           3,221,702
Total                                                              13,584,474

Automotive & related (0.5%)
DaimlerChryster North America Holdings
  Company Guaranty
      01-18-31               8.50               1,300,000           1,545,896
Ford Motor
      07-16-31               7.45               3,100,000           2,551,319
Ford Motor Credit
      10-25-11               7.25               4,400,000           4,067,360
Total                                                               8,164,575

Banks and savings & loans (1.2%)
Bank of America
      09-15-12               4.88               2,100,000           2,118,207
Bank One
  Sub Nts
      11-15-11               5.90               1,550,000           1,693,189
Golden State Holdings
  Sr Nts
      08-01-03               7.00              10,000,000          10,280,770
J.P. Morgan Chase
  Sub Nts
      03-15-12               6.63               1,500,000           1,622,490
Sovereign Bancorp
  Sr Nts
      11-15-06              10.50                 515,000             571,650
US Bank National
Association Minnesota
      08-01-11               6.38                 750,000             833,865
Wells Fargo Bank NA
  Sub Nts
      02-01-11               6.45               1,800,000           2,029,811
Total                                                              19,149,982

Beverages & tobacco (0.1%)
Constellation Brands
  Sr Sub Nts Series B
      01-15-12               8.13                 300,000             306,000
Cott Beverages
  Company Guaranty
      12-15-11               8.00                 850,000             871,250
Total                                                               1,177,250

Building materials & construction (0.4%)
Associated Materials
  Sr Sub Nts
      04-15-12               9.75                 570,000(d)          587,100
Beazer Homes USA
  Company Guaranty
      04-15-12               8.38                 220,000             220,000
Collins & Aikman Floorcover
  Company Guaranty Series B
      02-15-10               9.75                  20,000              20,200
Louisiana Pacific
  Sr Nts
      08-15-10               8.88                 165,000             178,030
  Sr Sub Nts
      08-15-05               8.50                 435,000             443,131
Meritage
  Company Guaranty
      06-01-11               9.75                 500,000             501,250
Nortek
  Sr Nts Series B
      09-01-07               9.13                 500,000             502,500
  Sr Sub Nts Series B
      06-15-11               9.88                 280,000             271,600
Schuler Homes
  Company Guaranty
      07-15-09               9.38                 300,000             298,500
Standard Pacific
  Sr Sub Nts
      04-15-12               9.25                 300,000             288,000
Tech Olympic USA
  Sr Sub Nts
      07-01-12              10.38                 305,000(d)          279,075
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
      02-15-11               6.75               2,485,000(c)        2,050,125

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Building materials & construction (cont.)
WCI Communities
  Company Guaranty
      02-15-11              10.63%               $350,000            $340,375
      05-01-12               9.13                 250,000             228,125
Weyerhaeuser
      03-15-12               6.75                 700,000(d)          755,510
Total                                                               6,963,521

Chemicals (0.4%)
Airgas
  Company Guaranty
      10-01-11               9.13               1,250,000           1,326,563
Allied Waste North America
  Company Guaranty Series B
      01-01-09               7.88               1,000,000             930,000
Compass Minerals Group
  Company Guaranty
      08-15-11              10.00                 600,000             636,000
Equistar Chemical/Funding
  Company Guaranty
      09-01-08              10.13                 585,000             523,575
IMC Global
  Company Guaranty Series B
      06-01-08              10.88                 500,000             537,500
      06-01-11              11.25                 100,000             107,500
Lyondell Chemical
  Company Guaranty
      12-15-08               9.50                 350,000             315,875
  Series B
      05-01-07               9.88                 100,000              92,500
MacDermid
      07-15-11               9.13                 350,000             367,500
Noveon
  Company Guaranty Series B
      02-28-11              11.00                 800,000             864,000
Total                                                               5,701,013

Communications equipment & services (0.5%)
AT&T Wireless Services
  Sr Nts
      03-01-11               7.88               1,700,000           1,309,000
      03-01-31               8.75               2,200,000           1,584,000
Deutsche Telekom Intl Finance
  (U.S. Dollar)
      06-15-10               8.00                 700,000(c)          767,803
EchoStar DBS
  Sr Nts
      02-01-09               9.38                 700,000             672,000
Verizon Global Funding
      06-15-12               6.88               3,500,000           3,565,930
Total                                                               7,898,733

Energy (0.6%)
El Paso Energy Partners
  Company Guaranty
      06-01-11               8.50                 750,000(d)          716,250
Encore Acquisition
  Company Guaranty
      06-15-12               8.38                 135,000(d)          136,350
FirstEnergy
  Series B
      11-15-11               6.45               1,800,000           1,693,008
Forest Oil
  Sr Nts
      06-15-08               8.00                 260,000             270,400
      12-15-11               8.00                 700,000             728,000
Hanover Equipment Trust
  Sr Nts
      09-01-08               8.50                 645,000(d)          599,850
Luscar Coal
  (U.S. Dollar) Sr Nts
      10-15-11               9.75                 350,000(c)          374,500
Magnum Hunter Resources
  Company Guaranty
      03-15-12               9.60                 260,000             270,400
Marathon Oil
      06-01-07               5.38               2,200,000           2,331,120
Newfield Exploration
  Sr Sub Nts
      08-15-12               8.38                 755,000             773,875
Westport Resources
  Company Guaranty
      11-01-11               8.25                 310,000             319,300
XTO Energy
  Sr Nts
      04-15-12               7.50                 770,000             808,500
Total                                                               9,021,553

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Energy equipment & services (--%)

Key Energy Services
  Sr Nts
      03-01-08               8.38%               $385,000            $400,400
Plains All American Pipeline
  Sr Nts
      10-15-12               7.75                 230,000(d)          232,300
Total                                                                 632,700

Financial services (2.8%)
American General Finance
      10-01-12               5.38               1,000,000           1,002,750
Citibank Credit Card Insurance Trust
  Series 2001-8 Cl A
      12-07-06               4.10               4,000,000           4,154,070
Citigroup
      02-21-12               6.00               2,600,000           2,811,978
  Sub Nts
      08-27-12               5.63               2,200,000           2,284,502
Credit Suisse First Boston USA
      01-15-12               6.50               2,200,000           2,348,837
GMAC
      02-01-12               7.00               4,100,000           4,001,063
Goldman Sachs Group
      01-15-12               6.60               2,100,000           2,305,252
      09-01-12               5.70               1,700,000           1,749,861
Household Finance
      10-15-11               6.38               2,600,000           2,416,885
John Hancock Financial Services
  Sr Nts
      12-01-08               5.63               1,000,000           1,054,540
LaBranche
  Sr Sub Nts
      03-02-07              12.00               1,500,000           1,605,000
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
      09-15-31               4.85               1,800,000(j)        1,824,188
MBNA
      10-15-08               5.75              10,000,000          10,951,719
Morgan Stanley, Dean Witter & Co
      04-01-12               6.60               3,000,000           3,268,260
Pemex Master Trust
      02-01-09               7.88               2,550,000(d)        2,562,750
Total                                                              44,341,655

Food (0.3%)
B&G Foods
  Company Guaranty Series D
      08-01-07               9.63                 600,000             610,500
Burns Philp Capital Property
  Company Guaranty
      07-15-12               9.75                 270,000(d)          270,000
Del Monte
  Company Guaranty Series B
      05-15-11               9.25                 900,000             900,000
Delhaize America
      04-15-31               9.00               2,870,000           2,434,899
General Mills
      02-15-07               5.13               1,000,000           1,052,394
Smithfield Foods
  Sr Sub Nts
      02-15-08               7.63                 200,000             189,000
Total                                                               5,456,793

Furniture & appliances (--%)
Interface
  Company Guaranty
      04-01-08               7.30                  65,000              58,419
  Sr Nts
      02-01-10              10.38                 435,000             438,806
Total                                                                 497,225

Health care (0.3%)
American Home Products
      03-15-04               5.88               5,000,000           5,157,705

Health care services (0.2%)
Insight Healthcare Services
  Company Guaranty Series B
      11-01-11               9.88                 660,000             636,900
Tenet Healthcare
  Sr Nts
      06-01-12               6.50               1,000,000           1,086,210
Triad Hospitals
  Company Guaranty
      05-01-09               8.75                 800,000             846,000
Vanguard Health Systems
  Company Guaranty
      08-01-11               9.75                 400,000             394,000
Total                                                               2,963,110

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal           Value(a)
                             rate                 amount

Household products (0.3%)
Procter & Gamble
      06-15-07               4.75%             $5,000,000          $5,368,530

Industrial equipment & services (--%)
Joy Global
  Company Guaranty Series B
      03-15-12               8.75                 590,000             595,900
Terex
  Company Guaranty
      07-15-11               9.25                 100,000              97,500
Total                                                                 693,400

Insurance (--%)
Americo Life
  Sr Sub Nts
      06-01-05               9.25                 300,000(e)          294,000

Leisure time & entertainment (0.2%)
Ameristar Casinos
  Company Guaranty
      02-15-09              10.75                 200,000             219,500
Argosy Gaming
  Company Guaranty
      06-01-09              10.75                 200,000             218,000
Choctaw Resort Development Enterprises
  Sr Nts
      04-01-09               9.25                 650,000             676,000
HMH Properties
  Company Guaranty Series B
      08-01-08               7.88                 415,000             388,025
MGM Mirage
  Sr Nts
      10-15-06               7.25               1,000,000           1,009,765
Mohegan Tribal Gaming
  Sr Sub Nts
      04-01-12               8.00                 850,000             871,250
Station Casinos
  Sr Nts
      02-15-08               8.38                 385,000             400,400
Total                                                               3,782,940

Media (0.6%)
American Media Operation
  Company Guaranty Series B
      05-01-09              10.25                 625,000             646,875
CanWest Media
  (U.S. Dollar) Sub Sr Nts
      05-15-11              10.63                 500,000(c)          521,250
Charter Communications Holdings LLC/Capital
  Sr Nts
      05-15-11              10.00               1,100,000             671,000
Comcast Cable Communications
      05-01-27               8.50               2,200,000           2,079,000
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
      03-01-12               8.75                 495,000(c)          503,663
CSC Holdings
  Sr Nts Series B
      04-01-11               7.63                 900,000             715,500
Cumulus Media
  Company Guaranty
      07-01-08              10.38                 260,000             274,300
Emmis Communications
  Company Guaranty Series B
      03-15-09               8.13                 715,000             725,725
Entravision Communications
  Company Guaranty
      03-15-09               8.13                 240,000             245,100
Mediacom Broadband LLC
  Company Guaranty
      07-15-13              11.00                 260,000             239,200
Nexstar Finance LLC
  Company Guaranty
      04-01-08              12.00                 300,000             317,250
Radio One
  Company Guaranty Series B
      07-01-11               8.88                 300,000             313,500
Sinclair Broadcast Group
  Company Guaranty
      03-15-12               8.00                 600,000             603,000
Time Warner Entertainment
      03-15-23               8.38               2,260,000           2,119,428
Total                                                               9,974,791

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                              rate                 amount
Metals (0.1%)
AK Steel
  Company Guaranty
      06-15-12               7.75%               $500,000(d)         $491,250
DTE Burns Harbor LLC
  Sr Nts
      01-30-03               6.57                 401,040(d)          384,060
Peabody Energy
  Company Guaranty Series B
      05-15-08               9.63                 600,000             628,500
Total                                                               1,503,810

Miscellaneous ( --%)
Von Hoffman
  Company Guaranty
      03-15-09              10.25                 435,000             413,250

Multi-industry conglomerates (0.2%)
Actuant
  Company Guaranty
      05-01-09              13.00                 299,000             345,345
General Electric Capital
      06-15-12               6.00               3,300,000           3,557,532
Total                                                               3,902,877

Paper & packaging (0.4%)
Abitibi-Consolidated
  (U.S. Dollar)
      08-01-10               8.55               1,500,000(c)        1,584,104
Ball
  Company Guaranty
      08-01-06               7.75                 400,000             410,500
Berry Plastics
  Comapany Guaranty
      07-15-12              10.75                 170,000             175,950
MDP Acquisitions
  (U.S.) Dollar Sr Nts
      10-01-12               9.63               350,000(c,d)          350,000
Noske Skog Canada
  (U.S. Dollar) Company Guaranty
      06-15-11               8.63                 105,000(c)           99,750
Plastipak Holdings
  Company Guaranty
      09-01-11              10.75               1,000,000           1,060,000
Riverwood Intl
  Company Guaranty
      08-01-07              10.63                 600,000             616,500
Silgan Holdings
  Sr Sub Deb
      06-01-09              9.00%               1,000,000           1,032,500
Stone Container
  Sr Nts
      07-01-12               8.38                 905,000(d)          891,425
Total                                                               6,220,729

Restaurants & lodging (0.2%)
Extended Stay America
  Sr Sub Nts
      03-15-08               9.15                 400,000             378,000
Park Place Entertainment
  Sr Nts
      11-15-06               8.50                 850,000             907,386
  Sr Sub Nts
      05-15-11               8.13                 800,000             816,000
Starwood Hotels Resorts
      05-01-12               7.88                 325,000(d)          316,063
Total                                                               2,417,449

Retail (0.3%)
Federated Dept Stores
  Sr Nts
      09-01-08               6.63               1,700,000           1,860,718
Gap
      09-15-07               6.90                 300,000             264,000
Sears Roebuck Acceptance
      04-15-12               6.70               1,600,000           1,695,005
United Auto Group
  Sr Sub Nts
      03-15-12               9.63                 400,000(d)          402,000
William Carter
  Company Guaranty Series B
      08-15-11              10.88                 140,000             154,175
Total                                                               4,375,898

Transportation (0.2%)
CSX
      03-15-12               6.30               1,800,000           1,973,045
Interpool
      08-01-07               7.35                 585,000             547,004
Union Pacific
      01-15-11               6.65               1,000,000           1,124,400
Total                                                               3,644,449

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Utilities -- electric (0.6%)
IPALCO Enterprises
      11-14-08               7.38%             $2,500,000          $2,260,575
Northern States Power
  1st Mtge
      08-29-12               8.00               2,800,000(d)        2,965,592
Tiers-Mirant
      06-15-04               7.20               6,500,000(d)        3,737,500
Westar Energy
  1st Mtge
      05-01-07               7.88                 370,000             371,338
Total                                                               9,335,005

Utilities -- telephone (0.4%)
Citizens Communications
  Sr Nts
      08-15-08               7.63               1,800,000           1,692,000
      08-15-31               9.00               2,200,000           1,958,000
Dobson/Sygnet Communications
  Sr Nts
      12-15-08              12.25                 300,000             192,000
France Telecom
  (U.S. Dollar)
      03-01-11               9.25               2,000,000(c)        2,181,732
Nextel Communications
  Sr Nts
      11-15-09               9.38                 525,000             399,000
Sprint Capital
  Company Guaranty
      11-15-28               6.88               1,000,000             576,360
Total                                                               6,999,092

Total bonds
(Cost: $557,903,610)                                              $568,851,843

Short-term securities (7.3%)
Issuer                  Annualized                 Amount               Value(a)
                     yield on date             payable at
                       of purchase               maturity

U.S. government agencies (3.0%) Federal Home Loan Bank Disc Nt
      10-09-02               1.72%             $2,900,000          $2,898,890
Federal Home Loan Mtge Corp Disc Nts
      10-04-02               1.65               5,100,000           5,099,068
      10-08-02               1.61               1,400,000           1,399,499
Federal Natl Mtge Assn Disc Nts
      10-16-02               1.73              15,200,000          15,189,595
      10-30-02               1.64              20,000,000          19,973,836
      11-06-02               1.64               3,200,000           3,194,841
Total                                                              47,755,729

Commercial paper (4.3%)
BOC Group
      10-25-02               1.75               6,300,000(i)        6,292,344
Ciesco LP
      10-21-02               1.72               5,000,000(i)        4,994,984
Dexia Bank (Delaware)
      10-10-02               1.74               5,000,000           4,997,583
Falcon Asset Securitization
      10-08-02               1.78              10,000,000(i)        9,996,045
General Electric Capital
      10-01-02               1.97              21,000,000          20,998,851
Morgan Stanley
      10-01-02               2.00               3,000,000           2,999,833
SBC Intl
      10-10-02               1.75               1,900,000(i)        1,899,076
Sheffield Receivables
      10-23-02               1.75               9,300,000           9,289,602
Windmill Funding
      10-08-02               1.75               7,300,000(i)        7,297,161

Total                                                              68,765,479
Total short-term securities
(Cost: $116,524,102)                                             $116,521,208
Total investments in securities
(Cost: $1,905,245,864)(l)                                      $1,626,711,725

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 2002, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

    Type of security                                             Notional amount

    Purchase contracts
    U.S. Treasury Notes, Dec. 2002, 10-year                          $ 7,000,000

    Sale contracts
    U.S. Treasury Bonds, Dec. 2002                                     7,500,000
    U.S. Treasury Notes, Dec. 2002, 5-year                            40,500,000
    Swap Futures, Dec. 2002, 10-year                                  14,500,000

(f) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Sept. 30, 2002.

(g) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

((h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) At Sept. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $43,164,091.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $1,922,837,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $  28,380,412
    Unrealized depreciation                                        (324,506,579)
                                                                   ------------
    Net unrealized depreciation                                   $(296,126,167)
                                                                  -------------

--------------------------------------------------------------------------------
20 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
AXP Balanced Portfolio
Sept. 30, 2002

Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,905,245,864)                              $1,626,711,725
Dividends and accrued interest receivable                             7,439,985
Receivable for investment securities sold                            74,711,147
                                                                     ----------
Total assets                                                      1,708,862,857
                                                                  -------------

Liabilities
Disbursements in excess of cash on demand deposit                        43,383
Payable for investment securities purchased                          76,688,197
Payable upon return of securities loaned (Note 6)                    41,523,750
Accrued investment management services fee                               68,575
Other accrued expenses                                                   62,204
                                                                         ------
Total liabilities                                                   118,386,109
                                                                    -----------
Net assets                                                       $1,590,476,748
                                                                 ==============

*Including securities on loan, at value (Note 6)                   $ 41,631,550
                                                                   ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statement of operations

AXP Balanced Portfolio
Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                                             $ 21,470,766
Interest                                                                                                45,080,106
   Less foreign taxes withheld                                                                             (28,235)
                                                                                                           -------
Total income                                                                                            66,522,637
                                                                                                        ----------
Expenses (Note 2):
Investment management services fee                                                                       9,074,291
Compensation of board members                                                                               19,780
Custodian fees                                                                                             158,784
Audit fees                                                                                                  33,000
Other                                                                                                       35,915
                                                                                                            ------
Total expenses                                                                                           9,321,770
   Earnings credits on cash balances (Note 2)                                                                  (30)
                                                                                                               ---
Total net expenses                                                                                       9,321,740
                                                                                                         ---------
Investment income (loss) -- net                                                                         57,200,897
                                                                                                        ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                     (290,693,504)
   Foreign currency transactions                                                                           598,789
   Futures contracts                                                                                   (10,371,277)
   Options contracts written (Note 4)                                                                     (226,276)
                                                                                                          --------
Net realized gain (loss) on investments                                                               (300,692,268)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   23,921,313
                                                                                                        ----------
Net gain (loss) on investments and foreign currencies                                                 (276,770,955)
                                                                                                      ------------
Net increase (decrease) in net assets resulting from operations                                      $(219,570,058)
                                                                                                     =============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Balanced Portfolio

Year ended Sept. 30,                                                                    2002                  2001
Operations
Investment income (loss) -- net                                               $   57,200,897       $    75,276,024
Net realized gain (loss) on investments                                         (300,692,268)         (545,165,283)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             23,921,313          (481,385,099)
                                                                                  ----------          ------------
Net increase (decrease) in net assets resulting from operations                 (219,570,058)         (951,274,358)
                                                                                ------------          ------------
Proceeds from contributions                                                       20,505,319             5,239,064
Fair value of withdrawals                                                       (573,732,782)         (704,706,257)
                                                                                ------------          ------------
Net contributions (withdrawals) from partners                                   (553,227,463)         (699,467,193)
                                                                                ------------          ------------
Total increase (decrease) in net assets                                         (772,797,521)       (1,650,741,551)
Net assets at beginning of year                                                2,363,274,269         4,014,015,820
                                                                               -------------         -------------
Net assets at end of year                                                     $1,590,476,748       $ 2,363,274,269
                                                                              ==============       ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
24 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a when-issued or forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a when-issued or forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2002, the Portfolio has entered into outstanding when-issued securities of $43,164,091.

--------------------------------------------------------------------------------
25 --- AXP MUTUAL --- 2002 ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $1,924,664 for the year ended Sept. 30, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2002, the Portfolio's custodian fees were reduced by $30 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
26 --- AXP MUTUAL --- 2002 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,535,699,614 and $6,091,280,423, respectively, for the year ended Sept. 30, 2002. For the same period, the portfolio turnover rate was 267%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $209,163 for the year ended Sept. 30, 2002.

4. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                          Year ended Sept. 30, 2002
                                    Puts                            Calls
                          Contracts          Premiums     Contracts          Premiums

Balance Sept. 30, 2001           --      $        --        7,000        $   748,974
Opened                      14,735         2,456,871        25,597         4,737,082
Closed                      (6,335)       (1,689,093)      (23,722)       (4,027,550)
Exercised                   (8,105)         (740,845)       (5,900)       (1,309,756)
Expired                       (295)          (26,933)       (2,975)         (148,750)
                              ----           -------        ------          --------
Balance Sept. 30, 2002          --       $        --            --       $        --
                              ----           -------        ------          --------

See "Summary of significant accounting policies."

5. INTEREST RATE FUTURES CONTRACTS

As of Sept. 30, 2002, investments in securities included securities valued at $1,621,614 that were pledged as collateral to cover initial margin deposits on 70 open purchase contracts and 625 open sale contracts. The notional market value of the open purchase contracts as of Sept. 30, 2002, was $8,113,438 with a net unrealized gain of $186,923. The notional market value of the open sale contracts as of Sept. 30, 2002, was $71,269,375 with a net unrealized loss of $2,020,195.
See "Summary of significant accounting policies."

6. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $41,631,550 were on loan to brokers. For collateral, the Portfolio received $41,523,750 in cash. As of Sept. 30, 2002, due to fluctuating market conditions, the Portfolio was undercollateralized. However, on Oct. 1, 2002 the Fund returned to an adequately collateralized position. Income from securities lending amounted to $41,118 for the year ended Sept. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
27 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of September 30, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
28 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual
Sept. 30, 2002

Assets
Investment in Portfolio (Note 1)                                                                     $1,590,413,875
Capital shares receivable                                                                                    44,997
                                                                                                             ------
Total assets                                                                                          1,590,458,872
                                                                                                      -------------

Liabilities
Capital shares payable                                                                                       44,839
Accrued distribution fee                                                                                     35,760
Accrued service fee                                                                                           2,665
Accrued transfer agency fee                                                                                  26,610
Accrued administrative services fee                                                                           5,018
Other accrued expenses                                                                                      306,431
                                                                                                            -------
Total liabilities                                                                                           421,323
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $1,590,037,549
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,150,757
Additional paid-in capital                                                                            2,755,206,996
Undistributed net investment income                                                                       1,661,965
Accumulated net realized gain (loss) (Note 5)                                                          (888,625,310)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (280,356,859)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $1,590,037,549
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,114,655,883
                                                            Class B                                  $  152,089,435
                                                            Class C                                  $    1,050,695
                                                            Class Y                                  $  322,241,536
Net asset value per share of outstanding capital stock:     Class A shares        150,672,483        $         7.40
                                                            Class B shares         20,694,945        $         7.35
                                                            Class C shares            142,782        $         7.36
                                                            Class Y shares         43,565,496        $         7.40
                                                                                   ==========        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statement of operations

AXP Mutual
Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                                           $  21,470,011
Interest                                                                                               45,077,197
   Less foreign taxes withheld                                                                            (28,234)
                                                                                                          -------
Total income                                                                                           66,518,974
                                                                                                       ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                       9,321,420
Distribution fee
   Class A                                                                                              3,695,135
   Class B                                                                                              2,122,400
   Class C                                                                                                 10,992
Transfer agency fee                                                                                     3,670,139
Incremental transfer agency fee
   Class A                                                                                                210,756
   Class B                                                                                                 77,626
   Class C                                                                                                    556
Service fee -- Class Y                                                                                    445,424
Administrative services fees and expenses                                                                 797,157
Compensation of board members                                                                              14,980
Printing and postage                                                                                      401,103
Registration fees                                                                                          76,025
Audit fees                                                                                                 11,000
Other                                                                                                      10,356
                                                                                                           ------
Total expenses                                                                                         20,865,069
   Earnings credits on cash balances (Note 2)                                                             (34,815)
                                                                                                          -------
Total net expenses                                                                                     20,830,254
                                                                                                       ----------
Investment income (loss) -- net                                                                        45,688,720
                                                                                                       ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                             (290,684,290)
   Foreign currency transactions                                                                          598,769
   Futures contracts                                                                                  (10,370,937)
   Options contracts written                                                                            (226,284)
                                                                                                        --------
Net realized gain (loss) on investments                                                              (300,682,742)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  23,922,823
                                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                                (276,759,919)
                                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                                     $(231,071,199)
                                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Mutual

Year ended Sept. 30,                                                                    2002                  2001
Operations and distributions
Investment income (loss) -- net                                               $   45,688,720       $    60,001,677
Net realized gain (loss) on investments                                         (300,682,742)         (545,148,429)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             23,922,823          (481,373,703)
                                                                                  ----------          ------------
Net increase (decrease) in net assets resulting from operations                 (231,071,199)         (966,520,455)
                                                                                ------------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                     (32,422,458)          (43,757,072)
     Class B                                                                      (3,047,577)           (4,204,708)
     Class C                                                                         (17,319)              (14,156)
     Class Y                                                                     (10,414,578)          (15,940,726)
   Net realized gain
     Class A                                                                              --               (76,374)
     Class B                                                                              --               (11,876)
     Class C                                                                              --                   (22)
     Class Y                                                                              --               (26,220)
                                                                                 -----------               -------
Total distributions                                                              (45,901,932)          (64,031,154)
                                                                                 -----------           -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        39,739,775            67,827,454
   Class B shares                                                                 16,853,226            31,752,959
   Class C shares                                                                    673,006             1,097,834
   Class Y shares                                                                 87,158,694           123,789,004
Reinvestment of distributions at net asset value
   Class A shares                                                                 27,940,950            37,810,475
   Class B shares                                                                  2,961,693             4,097,719
   Class C shares                                                                     16,781                13,761
   Class Y shares                                                                 10,414,578            15,966,946
Payments for redemptions
   Class A shares                                                               (353,495,170)         (443,462,041)
   Class B shares (Note 2)                                                       (75,005,654)          (98,996,439)
   Class C shares (Note 2)                                                          (540,291)             (237,252)
   Class Y shares                                                               (252,602,000)         (360,014,506)
                                                                                ------------          ------------
Increase (decrease) in net assets from capital share transactions               (495,884,412)         (620,354,086)
                                                                                ------------          ------------
Total increase (decrease) in net assets                                         (772,857,543)       (1,650,905,695)
Net assets at beginning of year                                                2,362,895,092         4,013,800,787
                                                                               -------------         -------------
Net assets at end of year                                                     $1,590,037,549       $ 2,362,895,092
                                                                              ==============       ===============
Undistributed net investment income                                           $    1,661,965       $     1,424,233
                                                                              --------------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Mutual

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
32 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $450,944 and accumulated net realized loss has been increased by $450,944.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                         2002                      2001

Class A
Distributions paid from:
     Ordinary income                  $32,422,458               $43,757,072
     Long-term capital gain                    --                    76,374

Class B
Distributions paid from:
     Ordinary income                    3,047,577                 4,204,708
     Long-term capital gain                    --                    11,876

Class C
Distributions paid from:
     Ordinary income                       17,319                    14,156
     Long-term capital gain                    --                        22

Class Y
Distributions paid from:
     Ordinary income                   10,414,578                15,940,726
     Long-term capital gain                    --                    26,220

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $   1,607,331
Accumulated gain (loss)                                       $(860,617,168)
Unrealized appreciation (depreciation)                        $(308,310,367)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
33 --- AXP MUTUAL --- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $668,013 for Class A, $237,291 for Class B and $1,002 for Class C for the year ended Sept. 30, 2002.

During the year ended Sept. 30, 2002, the Fund's transfer agency fees were reduced by $34,815 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
34 --- AXP MUTUAL --- 2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2002
                                             Class A          Class B            Class C         Class Y
Sold                                        4,542,080         1,934,879           78,218         9,872,732
Issued for reinvested distributions         3,253,029           347,170            1,988         1,209,675
Redeemed                                  (40,453,702)       (8,710,136)         (61,883)      (28,423,389)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (32,658,593)       (6,428,087)          18,323       (17,340,982)
                                          -----------        ----------           ------       -----------

                                                               Year ended Sept. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                        6,360,421         2,977,400          102,617        11,816,585
Issued for reinvested distributions         3,821,202           413,699            1,419         1,613,564
Redeemed                                  (42,127,856)       (9,551,446)         (22,668)      (32,999,509)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (31,946,233)       (6,160,347)          81,368       (19,569,360)
                                          -----------        ----------           ------       -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $860,617,168 as of Sept. 30, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
35 --- AXP MUTUAL --- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 8.71       $12.21       $12.94       $13.29       $15.32
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .20          .21          .32          .37          .48
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.49)         .17         1.15         (.36)
                                                                  -----        -----          ---         ----         ----
Total from investment operations                                  (1.11)       (3.28)         .49         1.52          .12
                                                                  -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                               (.20)        (.22)        (.31)        (.36)        (.48)
Distributions from realized gains                                    --           --         (.91)       (1.51)       (1.67)
                                                                   ----         ----         ----        -----        -----
Total distributions                                                (.20)        (.22)       (1.22)       (1.87)       (2.15)
                                                                   ----         ----        -----        -----        -----
Net asset value, end of period                                   $ 7.40       $ 8.71       $12.21       $12.94       $13.29
                                                                 ------       ------       ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                           $1,115       $1,597       $2,628       $3,101       $3,051
Ratio of expenses to average daily net assets(c)                    .93%         .87%         .88%         .83%         .80%
Ratio of net investment income (loss)
   to average daily net assets                                     2.19%        1.96%        2.51%        2.68%        3.35%
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%         134%          98%
Total return(e)                                                  (13.05%)     (27.04%)       3.78%       11.72%         .70%

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 8.65       $12.12       $12.86       $13.21       $15.25
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .14          .13          .22          .27          .38
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.46)         .16         1.15         (.37)
                                                                  -----        -----          ---         ----         ----
Total from investment operations                                  (1.17)       (3.33)         .38         1.42          .01
                                                                  -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                               (.13)        (.14)        (.21)        (.26)        (.38)
Distributions from realized gains                                    --           --         (.91)       (1.51)       (1.67)
                                                                   ----         ----         ----        -----        -----
Total distributions                                                (.13)        (.14)       (1.12)       (1.77)       (2.05)
                                                                   ----         ----        -----        -----        -----
Net asset value, end of period                                   $ 7.35       $ 8.65       $12.12       $12.86       $13.21
                                                                 ------       ------       ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                             $152         $235         $403         $459         $360
Ratio of expenses to average daily net assets(c)                   1.71%        1.64%        1.64%        1.53%        1.56%
Ratio of net investment income (loss)
   to average daily net assets                                     1.41%        1.19%        1.75%        1.98%        2.58%
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%         134%          98%
Total return(e)                                                  (13.72%)     (27.62%)       2.93%       10.93%        (.07%)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
36 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000(b)

Net asset value, beginning of period                             $ 8.67       $12.16       $12.09
                                                                 ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .13          .14          .08
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.48)         .05
                                                                  -----        -----          ---
Total from investment operations                                  (1.18)       (3.34)         .13
                                                                  -----        -----          ---
Less distributions:
Dividends from net investment income                               (.13)        (.15)        (.06)
Net asset value, end of period                                   $ 7.36       $ 8.67       $12.16
                                                                 ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                               $1           $1          $--
Ratio of expenses to average daily net assets(c)                   1.73%        1.64%        1.64%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     1.43%        1.20%        1.34%(d)
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%
Total return(e)                                                  (13.76%)     (27.58%)       1.05%

Class Y
Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 8.71       $12.21       $12.95       $13.29       $15.32
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .21          .23          .34          .38          .49
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.49)         .16         1.16         (.36)
                                                                  -----        -----          ---         ----         ----
Total from investment operations                                  (1.10)       (3.26)         .50         1.54          .13
                                                                  -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                               (.21)        (.24)        (.33)        (.37)        (.49)
Distributions from realized gains                                    --           --         (.91)       (1.51)       (1.67)
                                                                   ----         ----         ----        -----        -----
Total distributions                                                (.21)        (.24)       (1.24)       (1.88)       (2.16)
                                                                   ----         ----        -----        -----        -----
Net asset value, end of period                                   $ 7.40       $ 8.71       $12.21       $12.95       $13.29
                                                                 ------       ------       ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                             $322         $530         $982       $1,145       $1,339
Ratio of expenses to average daily net assets(c)                    .77%         .71%         .72%         .73%         .73%
Ratio of net investment income (loss)
   to average daily net assets                                     2.33%        2.12%        2.67%        2.79%        3.42%
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%         134%          98%
Total return(e)                                                  (12.90%)     (26.91%)       3.87%       11.90%         .77%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
37 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Mutual (a series of AXP Investment Series, Inc.) as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mutual as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
38 --- AXP MUTUAL --- 2002 ANNUAL REPORT

PART C.  OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation amended November 14, 1991, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 87 to Registration Statement No. 2-11328 are incorporated by reference.

(a)(2) Articles of Incorporation, as amended June 16, 1999, filed as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328 are incorporated by reference.

(b) By-laws, as amended January 11, 2001, filed as Exhibit (b) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328 are incorporated by reference.

(c) IDS Mutual's stock certificate, filed as Exhibit No. 3 to Registrant's Form N-1Q for the calendar quarter ended September 30, 1976 is incorporated by reference.

(d)(1) Investment Management Services Agreement dated July 1, 1999, between Growth and Income Trust and American Express Financial Corporation, is incorporated by reference to Exhibit (d) to Growth and Income Trust Post-Effective Amendment No. 6 to Registration Statement No. 811-7393 filed on or about Nov. 29, 1999.

(d)(2) Amendment to Investment Management Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (d)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendments to Investment Management Services Agreements differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(d)(3) Investment Management Services Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Corporation, filed as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc., filed as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(g)(2) Addendum to the Custodian Agreement between IDS Investment Series, Inc., American Express Trust Company and American Express Financial Corporation dated May 13, 1996 filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(g)(3) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated by reference. Registrant's Custodian Agreement Amendment differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(g)(4) Custodian Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Trust Company, filed as Exhibit (g)(5) to Registrant's Post-Effective Amendment
         No. 106 is incorporated by reference.

(g)(5) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(6) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(7) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(h)(1) Administrative Service Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(2) Administrative Services Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Corporation, filed as Exhibit (h)(11) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(h)(3) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendments to Administrative Services Agreements differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(4) Agreement and Declaration of Unitholders between IDS Investment Series, Inc. on behalf of IDS Mutual and Strategist Growth and Income Fund, Inc. on behalf of Strategist Balanced Fund dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(5)   Agreement  and  Declaration  of  Unitholders  between  IDS  Investment
         Series, Inc. on behalf of IDS Diversified Equity Income Fund and Strategist Growth and Income Fund, Inc. on behalf of Strategist Equity Income Fund dated May 13, 1996, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(6) License Agreement between Registrant and IDS Financial Corporation dated January 25, 1988 filed as Exhibit No. 9(d) to Registrant's Post-Effective Amendment No. 80 to Registration Statement No. 2-11328 is incorporated by reference.

(h)(7) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(8) Plan and Agreement of Merger between IDS Mutual Minnesota, Inc. and IDS Mutual, Inc. dated April 10, 1986, filed as Exhibit 9 to Post-Effective Amendment No. 70 is incorporated by reference.

(h)(9) Agreement and Plan of Reorganization dated March 10, 2000, between Strategist Growth and Income Fund, Inc. on behalf of Strategist Equity Income Fund and AXP Investment Series, Inc. on behalf of AXP Diversified Equity Income Fund filed electronically on or about November 13, 2001 as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328, is incorporated by reference.

(h)(10) Agreement and Plan of Reorganization dated March 10, 2000, between Strategist Growth and Income Fund, Inc. on behalf of Strategist Balanced Fund and AXP Investment Series, Inc. on behalf of AXP Mutual filed electronically on or about November 13, 2001 as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328, is incorporated by reference.

(h)(11) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(12) Class Y Shareholders Service Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc. filed as Exhibit (h)(12) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(h)(13)  Transfer  Agency  Agreement  dated  May  10,  2001,   between  AXP
         Investment Series, Inc. on behalf of its underlying funds AXP Diversified Equity Income Fund and AXP Mutual and American Express Client Service Corporation, filed electronically on or about November 13, 2001 as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 104 to Registration Statement No. 2-11328, is incorporated by reference.

(h)(14) Transfer Agency Agreement, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Client Service Corporation, filed as Exhibit (h)(13) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable.

(l)      Initial Capital Agreements: Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
         2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc., filed as Exhibit (m)(3) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(4) Plan and Agreement of Distribution for Class C, dated January 10, 2002, between Registrant on behalf of AXP Mid Cap Value Fund and American Express Financial Advisors Inc., filed as Exhibit (m)(4) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(n) Rule 18f-3 Plan, dated March 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated July 2002, filed electronically on or about Nov. 20, 2002 as Exhibit (p)(2) to AXP Progressive Series, Inc. Post-Effective Amendment No. 72 to Registration Statement No. 2-30059 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated Nov. 13, 2002, is filed electronically herewith.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(q)(3) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated Nov. 13, 2002, is filed electronically herewith.

(q)(4) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 17, 2002 filed as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 109 is incorporated by reference.

(q)(5) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated January 9, 2002, filed as Exhibit (q)(4) to Registrant's Post-Effective Amendment No. 106 is incorporated by reference.

(q)(6) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 18, 2002 filed as Exhibit (q)(6) to Registrant's Post-Effective Amendment No. 109 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Director
                                Group LLC

Mark J. Babij                   American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            Director and President

Arthur H. Berman                American Express                                          Senior Vice President - Finance
Senior Vice President -         Financial Advisors Inc.
Finance

Walter S. Berman                American Express                                          Director
Director, Senior Vice President Certificate Company
and Chief Financial Officer
                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.                                             and Chief Financial Officer

Robert C. Bloomer               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Leslie H. Bodell                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Douglas W. Brewers              American Express Financial                                Vice President - Sales
Vice President - Sales Support  Advisors Inc.                                             Support

Paul V. Bruce                   American Express                                          Vice President - Compliance
Vice President -                Financial Advisors Inc.
Compliance

Kenneth I. Chenault             American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                                             Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman, President and
Director, Chairman of           Advisors Inc.                                             Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning
Education & Planning

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Service
Vice President - Brokerage      Financial Advisors Inc.
Service Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting

Brenda H. Fraser                American Express Financial                                Executive Vice President -
Executive Vice                  Advisors Inc.                                             AEFA Products and Corporate Marketing
President - AEFA
Products and                    IDS Life Insurance Company                                Director, Chairman of the Board and
Corporate Marketing                                                                       Chief Executive Officer

                                American Express Trust Company                            Vice President

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Mutual Fund    Management Group Inc.                                     Growth Spectrum
Equity Investments
                                American Express Financial                                Vice President - Mutual
                                Advisors Inc.                                             Fund Equity Investments

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Ray S. Goodner                  American Express                                          Vice President - Senior Portfolio
Vice President - Senior         Financial Advisors Inc.                                   Manager
Portfolio Manager

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Insurance                                                                Investments
Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments


                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President


                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     Director and Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Claire Huang                    American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retail Marketing
Retail Marketing

Debra A. Hutchinson             American Express Financial                                Vice President - Technology
Vice President - Technology     Advisors Inc.                                             Relationship Leader
Relationship Leader

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Gregory R.  Johnson             American Express Financial                                Director, Vice President and
Vice President - Advisory       Advisors Japan Inc.                                       Chief Financial Officer
Planning and Analysis

Nancy E. Jones                  American Express                                          Vice President - Business Development
Vice President -                Financial Advisors Inc.
Business Development
                                American Express Service Corporation                      Vice President - Business Development

William A. Jones                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                American Express Financial                                Vice President
                                Advisors Japan Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Michelle M. Keeley              American Express                                          Senior Vice President - Fixed Income
Senior Vice President -         Financial Advisors Inc.
Fixed Income

Claire Kolmodin                 American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Quality
Quality

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President - New
Vice President - New Business   Advisors Inc.                                             Business Development and
Development and Marketing                                                                 Marketing

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Services
Marketing  & Product
Services

Stephen M. Lobo                 American Express Financial                                Vice President - Investment
Vice President - Investment     Advisors Inc.                                             Risk Management and Treasurer
Risk Management and Treasurer
                                American Enterprise Life                                  Vice President and Treasurer
                                Insurance Company

                                American Partners Life                                    Vice President and Treasurer
                                Insurance Company

                                IDS Life Insurance Company                                Vice President, Treasurer and
                                                                                          Assistant Secretary

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail Group
U.S. Retail Group
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Tom Mahowald                    American Express Financial                                Vice President and Director of
Vice President and Director of  Advisors Inc.                                             Equity Research
Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Penny Mazal                     American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation
Transformation

Mark T. McGannon                American Express Financial                                Vice President and General
Vice President and              Advisors Inc.                                             Sales Manager - AEFA Products
General Sales
Manager - AEFA Products

Brian J. McGrane                American Express                                          Vice President - LFO Finance
Vice President -                Financial Advisors Inc.
LFO Finance

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Timothy S. Meehan               American Express                                          Secretary
Secretary                       Financial Advisors Inc.

                                American Enterprise Investment Services                   Secretary

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client Service                           Secretary
                                Corporation

                                American Express Financial                                Secretary
                                Advisors Inc. Japan

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Wyoming Inc.

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client                                   Director, Chairman, President
Executive Vice President -      Service Corporation                                       and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Carla P. Pavone                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Strategic Products
Strategic Products

Kris Petersen                   American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Enterprise Life                                  Assistant General Counsel
                                Insurance Company

                                Kenwood Capital Management LLC                            Chief Legal Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Express Partners                                 Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

Daniel J. Rivera                American Express                                          Vice President - Senior Portfolio Manager
Vice President - Senior         Financial Advisors Inc.
Portfolio Manager
                                American Asset                                            Director
                                Management Group Inc.

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital Income LLC                               Director
Senior Vice President -
Institutional                   Advisory Capital                                          Director
Group                           Partners LLC

                                Advisory Capital                                          Director
                                Strategies Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Director
                                Group LLC

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Peter B. Schofield              American Express                                          Vice President - Auditing
Vice President - Auditing       Financial Advisors Inc.

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
                                American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.
AEFA Controller

Caroline Stockdale              American Express                                          Senior Vice President - Relationship
Senior Vice President -         Financial Advisors Inc.                                   Leader of Human Resources
Relationship Leader
of Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President -
Vice President - Information    Advisors Inc.                                             Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products
Financial Officer, Products
                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Reality Corporation                                   Director

Timothy N. Tanner               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

William F. Truscott             Advisory Capital Income LLC                               Director
Senior Vice President -
Chief Investment Officer        Advisory Capital                                          Director
                                Partners LLC

                                Advisory Capital Strategies                               Director
                                Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director and Chairman of the Board
                                Management Group Inc.

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service Support
Vice President -                Financial Advisors Inc.
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Chief Compliance Officer        Advisors Inc.

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                American Express Service                                  Chief Compliance Officer
                                Corporation

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne Wilson                   American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President - North Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Arkansas Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President - Brokerage Marketing
Vice President - Brokerage      Advisors Inc.
Marketing

David L. Yowan                  American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
Vice President and Corporate    Assurance Company            Albany, NY 12205-0555
Treasurer
                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Enterprise          829 AXP Financial Center     Treasurer
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer


                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Maryland Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President and Treasurer
                                Corporation

                                AMEX Assurance Company                                    Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.                                Vice President and

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Kenwood Capital Management LLC                            Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.



Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         Mark J. Babij                                  Vice President - Finance               None

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President - Finance        None

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Chief Financial Officer

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                             Vice President - Sales                 None
                                                        Support

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President -                       None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Gordon M. Fines                                Vice President - Mutual                None
                                                        Fund Equity Investments

         Brenda H. Fraser                               Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Ray S. Goodner                                 Vice President - Senior                None
                                                        Portfolio Manger

         Steve Guida                                    Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
                                                        Insurance Investments

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Claire Huang                                   Senior Vice President - Retail         None
                                                        Marketing

         Debra A. Hutchinson                            Vice President -                       None
                                                        Relationship Leader

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
                                                        Steel Cities

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Greg R. Johnson                                Vice President - Advisory Planning     None
                                                        Anaylsis

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Nancy E. Jones                                 Vice President - Business              None
                                                        Development

         William A. Jones                               Vice President - Technologies          None

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Service               None
                                                        Quality

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - New                   None
                                                        Business Development and
                                                        Marketing

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Services

         Stephen M. Lobo                                Vice President - Investment            None
                                                        Risk Management and Treasurer

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail Group

         Tom Mahowald                                   Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Penny Mazal                                    Vice President - Business              None
                                                        Transformation

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - AEFA Products

         Brian J. McGrane                               Vice President - LFO Finance           None

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Wrap and Trust        None
                                                        Products

         Timothy S. Meehan                              Secretary                              None

         Paula R. Meyer                                 Senior Vice President and              None
                                                        General Manager - Mutual Funds

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
                                                        Southern New England

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Carla P. Pavone                                Vice President -                       None
                                                        Strategic Products

         Kris Petersen                                  Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         Westview Place, #200                           Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141


         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Daniel J. Rivera                               Vice President - Senior                None
                                                        Portfolio Manager

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Vice President
                                                        Institutional

         Maximillian G. Roth                            Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                              Group Vice President -                 None
                                                        Western Frontier

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Peter B. Schofield                             Vice President - Auditing              None

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Greater Minnesota
         9900 East Bren Rd.                             Area/Iowa
         Minnetonka, MN  55343

         Caroline Stockdale                             Senior Vice President - Relationship   None
                                                        Leader of Human Resources

         Jeffrey J. Stremcha                            Vice President -                       None
                                                        Information Resource
                                                        Management/ISD

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products

         Timothy N. Tanner                              Vice President - Technologies          None

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         William F. Truscott                            Senior Vice President -                Board Member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Charles F. Wachendorfer                        Group Vice President -                 None
         Suite 100                                      Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne Wilson                                  Vice President - Insurance             None
                                                        Operations

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President -                       None
                                                        Brokerage Marketing

         David L. Yowan                                 Vice President and                     None
         40 Wall Street                                 Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Delta States
         Metairie, LA  70001

* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AXP Investment Series, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 20th day of November, 2002.

AXP INVESTMENT SERIES, INC.



By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President

By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of November, 2002.

Signature                                            Capacity

/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

                                                     Director
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Ira D. Hall*                                    Director
-----------------
     Ira D. Hall

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors' Power of Attorney, dated Nov. 13, 2002, filed electronically herewith as Exhibit (q)(1) by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 20th day of November, 2002.


                                            GROWTH AND INCOME TRUST


                                            By /s/   Paula R. Meyer
                                               -----------------------
                                                     Paula R. Meyer
                                                     President



                                            By /s/   Jeffrey P. Fox
                                               --------------------
                                                     Jeffrey P. Fox
                                                     Treasurer


Pursuant to the requirements of the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of November, 2002.

Signatures                                           Capacity


/s/  Arne H. Carlson***                              Chair of the Board
---------------------
     Arne H. Carlson

                                                     Trustee
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone***                            Trustee
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser***                            Trustee
------------------------
     Barbara H. Fraser

/s/  Ira D. Hall***                                  Trustee
-----------------
     Ira D. Hall

/s/  Heinz F. Hutter***                              Trustee
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones***                                Trustee
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.***                        Trustee
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha***                               Trustee
----------------------
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell***                           Trustee
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson***                              Trustee
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby***                         Trustee
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott***                          Trustee
-------------------------
     William F. Truscott

*** Signed pursuant to Trustees' Power of Attorney, dated Nov. 13, 2002, filed electronically herewith as Exhibit (q)(3) by:



/s/ Leslie L. Ogg
------------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 110 TO REGISTRATION STATEMENT NO. 2-11328


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A:
     The prospectus for AXP Diversified Equity Income Fund.
     The prospectus for AXP Mid Cap Value Fund.
     The prospectus for AXP Mutual.

Part B:
     Statement of Additional Information for AXP Diversified Equity Income Fund. Statement of Additional Information for AXP Mid Cap Value Fund.
     Statement of Additional Information for AXP Mutual.
     Financial Statements for AXP Diversified Equity Income Fund.
     Financial Statements for AXP Mid Cap Value Fund.
     Financial Statements for AXP Mutual.

Part C:
     Other information.
     Exhibits.

The signatures.